Registration No. 33-12866

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 35 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------

                           PRINCIPAL BALANCED FUND, INC.
                Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------

                         Telephone Number (515) 248-3842
                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            JOHN W. BLOUCH, L.L.P.
Des Moines, Iowa  50392                  Suite 405 West
                                         1025 Thomas Jefferson Street, N.W.
                                         Washington, DC  20007-0805

                     (Name and address of agent for service)
                                   ----------

It is  proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      __X__   on March 1, 2005 pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                             PRINCIPAL MUTUAL FUNDS



DOMESTIC GROWTH-ORIENTED FUNDS      INTERNATIONAL GROWTH-ORIENTED FUNDS
------------------------------      -----------------------------------
PRINCIPAL BALANCED FUND, INC.       PRINCIPAL INTERNATIONAL EMERGING MARKETS
                                    FUND, INC.
PRINCIPAL CAPITAL VALUE FUND, INC.  PRINCIPAL INTERNATIONAL FUND, INC.
PRINCIPAL EQUITY INCOME FUND, INC.  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
PRINCIPAL GROWTH FUND, INC.
PRINCIPAL LARGECAP STOCK INDEX      INCOME-ORIENTED FUNDS
FUND, INC.                          ---------------------
PRINCIPAL MIDCAP FUND, INC.         PRINCIPAL BOND FUND, INC.
PRINCIPAL PARTNERS BLUE CHIP FUND,  PRINCIPAL GOVERNMENT SECURITIES INCOME
INC.                                FUND, INC.
PRINCIPAL PARTNERS EQUITY GROWTH    PRINCIPAL LIMITED TERM BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP BLEND   PRINCIPAL TAX-EXEMPT BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP VALUE
FUND, INC.
PRINCIPAL PARTNERS MIDCAP GROWTH    MONEY MARKET FUND
FUND, INC.                          -----------------
PRINCIPAL PARTNERS SMALLCAP GROWTH  PRINCIPAL CASH MANAGEMENT FUND, INC.
FUND, INC.
PRINCIPAL REAL ESTATE SECURITIES
FUND, INC.
PRINCIPAL SMALLCAP FUND, INC.





This Prospectus describes Mutual Funds organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Funds provide a choice of investment objectives through the Funds listed above.





               The date of this Prospectus is March 1, 2005.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................

 Domestic Growth-Oriented Funds.........................................
  Balanced Fund.........................................................

  Capital Value Fund....................................................

  Equity Income Fund....................................................

  Growth Fund...........................................................

  LargeCap Stock Index Fund.............................................

  MidCap Fund...........................................................

  Partners Blue Chip Fund...............................................

  Partners Equity Growth Fund...........................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Value Fund..........................................

  Partners MidCap Growth Fund...........................................

  Partners SmallCap Growth Fund.........................................

  Real Estate Securities Fund...........................................

  SmallCap Fund.........................................................


 International Growth-Oriented Funds....................................
  International Emerging Markets Fund...................................

  International Fund....................................................

  International SmallCap Fund...........................................


 Income Funds...........................................................
  Bond Fund.............................................................

  Government Securities Income Fund.....................................

  Limited Term Bond Fund................................................

  Tax-Exempt Bond Fund..................................................


 Money Market Fund......................................................
  Cash Management Fund..................................................


The Costs of Investing..................................................

Certain Investment Strategies and Related Risks.........................

Management, Organization and Capital Structure..........................

Pricing of Fund Shares..................................................

Dividends and Distributions.............................................

How to Buy Shares.......................................................

How to Redeem (Sell) Shares.............................................

How to Exchange Shares Among Principal Mutual Funds.....................

General Information about a Fund Account................................

Financial Highlights....................................................

Appendix A..............................................................

FUND DESCRIPTIONS


The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.


The Sub-Advisors are:

.. AllianceBernstein Investment Research and Management ("Bernstein") .. Emerald Advisers, Inc. ("Emerald")
.. Goldman Sachs Asset Management LP ("GSAM")

.. Principal Global Investors, LLC*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")

.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


All Funds (except the LargeCap Stock Index and Limited Term Bond Funds) offer both Class A and Class B shares through this prospectus.
.. Class A shares which are generally sold with a sales charge that is a variable percentage based on the amount of the purchase; and .. Class B shares which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase.

The LargeCap Stock Index and Limited Term Bond Funds offered Class B shares until February 28, 2005. At that time, Class B shares of each of those Funds were automatically converted to Class A shares of the same Fund.


In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. You should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:

.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Mutual Funds at 1-800-247-4123 to get the current 7-day yield for the Cash Management Fund.


FEES AND EXPENSES

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Mutual Funds, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

MAIN STRATEGIES

The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 20% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Because the Fund invests in both stocks and bonds, the Fund may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO
 1995   23.39
1996    13.00
1997    17.29
1998    11.20
1999    0.63
2000    -0.71
2001    -7.16
2002    -14.14
2003    18.02
2004    9.32



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '03  9.56%
                           LOWEST  Q3 '02  -9.97%

 The year-to-date return as of December 31, 2004 for Class A is 9.32% and for Class B is 8.44%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .               3.04                -0.76                 5.82                   7.11
     (AFTER TAXES ON DISTRIBUTIONS) .......         2.63                -1.43                 4.15                   5.29
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.18                -1.01                 4.13                   5.20
 CLASS B .......................... .               4.44                -0.72                 5.87                   6.02
 60% S&P 500 Index/40% Lehman Brothers
 Aggregate Bond Index .....................         8.32                 1.97                10.65
 Morningstar Moderate Allocation Category
 Average ..................................         8.62                 2.17                 9.24
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.60%      0.60%
 12b-1 Fees.............................      0.20       0.93
 Other Expenses.........................      0.46       0.54
                                          --------   --------
           TOTAL FUND OPERATING EXPENSES  1.26   %   2.07   %



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $696     $952     $1,227     $2,010          $696    $952    $1,227     $2,010
 CLASS B               622      976      1,345      2,095           210     649     1,114      2,095

PRINCIPAL CAPITAL VALUE FUND, INC.
The Fund seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2004 this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The portfolio turnover rate for the Fund for the twelve month period ended October
31, 2004 was 183.8.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO

 1995   31.90
1996    23.42
1997    28.69
1998    12.13
1999    -6.86
2000    -0.08
2001    -8.55
2002    -14.18
2003    24.99
2004    12.06


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '03  15.44%
                           LOWEST  Q3 '02  -15.31%

 The year-to-date return as of December 31, 2004 for Class A is 12.06% and for Class B is 11.34%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .               5.63                0.70                  8.52                   10.83
     (AFTER TAXES ON DISTRIBUTIONS) .......         5.45                0.21                  6.76                    7.49
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         3.89                0.37                  6.59                    7.37
 CLASS B .......................... .               7.34                0.71                  8.52                    8.78
 Russell 1000 Value Index .................        16.49                5.27                 13.83
 Morningstar Large Value Category Average .        12.91                4.35                 11.35
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was October 15, 1969 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A*                 CLASS B
 Management Fees.......             0.59%                    0.59%
 12b-1 Fees............             0.14                     0.73
 Other Expenses........             0.22                     0.32
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         0.95   %                 1.64   %
 *The Manager has voluntarily agreed to limit the expenses of the Fund's Class A shares and, if necessary, pay expenses normally payable by the Class through the period ending February 28,
  2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to the Class on an annualized basis) not to exceed
  1.03%




 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $666     $860     $1,070     $1,674          $666    $860    $1,070     $1,674
 CLASS B               580      849      1,128      1,673           167     517       892      1,673

PRINCIPAL EQUITY INCOME FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Fund are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Fund may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Fund's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Fund, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Fund, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Fund, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Fund's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Fund invests at least 25% of its assets in utility securities, the Fund is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the utilities sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:

.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    33.87
1996    4.56
1997    29.58
1998    22.50
1999    2.25
2000    18.23
2001    -28.20
2002    -12.73
2003    13.62
2004    17.35

                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '97 19.24%
                           LOWEST Q3 '01 -17.03%

The year-to-date return as of December 31, 2004 for Class A is 17.35% and for Class B is 16.46%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................        10.63                -1.42                 7.77                   6.25
     (AFTER TAXES ON DISTRIBUTIONS) .......         9.89                -3.05                 6.02                   4.50
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         7.45                -1.75                 6.01                   4.57
 CLASS B ..................................
                                                   12.46                -1.36                 7.86                   7.82
 Russell 1000 Value Index/(1)/ ............        16.49                 5.27                13.83
 Lehman Brothers Aggregate Bond Index .....         4.34                 7.71                 7.72
 S&P 500 Index ............................        10.87                -2.30                12.07
 Morningstar Moderate Allocation Category
 Average ..................................         8.62                 2.17                 9.24
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 16, 1992 and for Class B was December 9, 1994.
 ///(1)/
  The Manager and portfolio manager believe this index better represents the universe of investment choices open to the Fund given that the Fund seeks to achieve high current income and long-term growth of income and capital by investing in a broadly diversified mix of investments.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES*

                                CLASS A                 CLASS B
 Management Fees.......             0.60                    0.60
 12b-1 Fees............             0.24                    0.92
 Other Expenses........             0.43                    0.58
                                --------                --------
   TOTAL FUND OPERATING
               EXPENSES         1.27   %                2.10   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.35% for Class A Shares
   2.10% for Class B Shares



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $697     $955     $1,232     $2,021          $697    $955    $1,232     $2,021
 CLASS B               625      985      1,360      2,120           213     658     1,129      2,120

PRINCIPAL GROWTH FUND, INC.
The Fund seeks long-term growth of capital and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2004 this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 20% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    33.47
1996    12.23
1997    28.41
1998    20.37
1999    16.13
2000    -10.64
2001    -26.10
2002    -29.82
2003    25.58
2004    8.67


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '98 19.08%
                           LOWEST Q1 '01 -23.57%

The year-to-date return as of December 31, 2004 for Class A is 8.67% and for Class B is 7.79%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................         2.40                -9.83                 4.83                   8.52
     (AFTER TAXES ON DISTRIBUTIONS) .......         2.40               -11.11                 3.69                   6.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         1.56                -8.04                 4.07                   6.68
 CLASS B ..................................
                                                    3.79                -9.64                 4.98                   5.39
 Russell 1000 Growth Index ................         6.30                -9.29                 9.59
 Morningstar Large Growth Category Average          7.64                -7.64                 9.00
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was October 15, 1969 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.59%      0.59%
 12b-1 Fees.............................      0.19       0.92
 Other Expenses.........................      0.37       0.45
                                          --------   --------
           TOTAL FUND OPERATING EXPENSES  1.15   %   1.96   %



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $685     $919     $1,172     $1,892          $685    $919    $1,172     $1,892
 CLASS B               611      943      1,290      1,977           199     615     1,057      1,977

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2004, the market capitalization range of the Index was between approximately $749 million and $385.9 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.

MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO

2001    -12.53
2002    -23.01
2003    27.65
2004    9.75


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '03  15.15%
                           LOWEST  Q3 '02  -17.46%

 The year-to-date return as of December 31, 2004 for Class A is 9.75%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)      8.04          N/A            N/A           -2.10
     (AFTER TAXES ON
     DISTRIBUTIONS)....      7.88          N/A            N/A           -2.30
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..      5.44          N/A            N/A           -1.87
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42

 * Fund's SEC effective date was March 1, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                  CLASS A

 Management Fees*......               0.35%

 12b-1 Fees............               0.15


 Other Expenses........               0.51
                                  --------
   TOTAL FUND OPERATING
               EXPENSES           1.01   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed
   0.90% for Class A Shares



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $251     $467     $699     $1,368          $251    $467    $699     $1,368

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 20% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    34.20
1996    19.13
1997    22.94
1998    -0.23
1999    11.62
2000    15.36
2001    -4.40
2002    -9.35
2003    32.28
2004    17.34


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '99 21.55%
                           LOWEST Q3 '98 -21.24%

The year-to-date return as of December 31, 2004 for Class A is 17.34% and for Class B is 17.04%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................        10.61                7.90                 12.34                   13.60
     (AFTER TAXES ON DISTRIBUTIONS) .......         9.07                5.55                 10.73                   12.30
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         8.84                5.76                 10.26                   11.81
 CLASS B ..................................
                                                   13.04                8.44                 12.59                   13.13
 Russell Midcap Index .....................        20.22                7.59                 14.50
 Morningstar Mid-Cap Blend Category Average        16.00                7.18                 13.16
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.55%      0.55%
 12b-1 Fees.............................      0.20       0.45
 Other Expenses.........................      0.27       0.32
                                          --------   --------
           TOTAL FUND OPERATING EXPENSES  1.02   %   1.32   %



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $673     $881     $1,106     $1,751          $673    $881    $1,106     $1,751
 CLASS B               549      753        963      1,470           134     418       723      1,470

PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
The Fund seeks long-term growth of capital.

The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, GSAM manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.


MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2004, the range was between approximately $749 million and $385.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Fund assets may be invested in foreign securities.

Blue chip companies are identified by:
.. size (market capitalization similar to companies in the S&P 500 Index) .. established history of earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

GSAM selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. GSAM seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.


GSAM uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, GSAM applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

GSAM and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    33.19
1996    16.78
1997    26.25
1998    16.65
1999    11.96
2000    -10.89
2001    -18.13
2002    -25.70
2003    27.47
2004    10.72


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '97   16.40%
                           LOWEST  Q3 '02  -17.69%

The year-to-date return as of December 31, 2004 for Class A is 10.72% and for Class B is 9.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .               4.33                -6.33                 6.33                   6.51
     (AFTER TAXES ON DISTRIBUTIONS) .......         4.23                -6.40                 5.70                   5.87
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.96                -5.28                 5.27                   5.44
 CLASS B .......................... .               5.85                -6.27                 6.37                   6.60
 S&P 500 Index ............................        10.87                -2.30                12.07
 Morningstar Large Blend Category Average .         9.96                -1.77                10.42
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was March 1, 1991 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                           CLASS A   CLASS B
 Management Fees........................  0.60%          0.60%
 12b-1 Fees.............................       0.19      0.93
 Other Expenses.........................       0.46      0.52
                                          ---------  --------
           TOTAL FUND OPERATING EXPENSES  1.25%      2.05   %



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $695     $949     $1,222     $1,999          $695    $949    $1,222     $1,999
 CLASS B               620      970      1,335      2,078           208     643     1,103      2,078

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.

MAIN STRATEGIES
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies in the Russell 1000 Growth Index (as of December 31, 2004, this range was between approximately $495 million and $385.2 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 160.3%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2000    -12.24
2001    -15.89
2002    -28.69
2003    23.43
2004    8.25

                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '03  12.31%
                           LOWEST  Q1 '01 -18.43%

The year-to-date return as of December 31, 2004 for Class A is 8.25% and for Class B is 7.53%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .               2.08                -7.89                  N/A                   -5.62
     (AFTER TAXES ON DISTRIBUTIONS) .......         2.08                -7.89                  N/A                   -5.62
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         1.35                -6.53                  N/A                   -4.69
 CLASS B .......................... .               3.53                -7.88                  N/A                   -5.43
 Russell 1000 Growth Index ....... ........         6.30                -9.29                 9.59
 Morningstar Large Growth Category Average          7.64                -7.64                 9.00
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was November 1, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees.......             0.75%                    0.75%
 12b-1 Fees............             0.25                     0.93
 Other Expenses........             0.65                     0.69
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.65   %                 2.37   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.65% for Class A Shares
   2.40% for Class B Shares

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $733    $1,065    $1,420    $2,417        $733   $1,065   $1,420    $2,417
 CLASS B             651     1,064     1,493     2,716         240      739    1,265     2,716

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2004 this range was between approximately $749 million and $385.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Fund's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Fund. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Fund on March 9, 2004.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -7.32
2002    -17.88
2003    22.91
2004    9.57


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '03  13.87%
                           LOWEST  Q3 '02  -15.76%

The year-to-date return as of December 31, 2004 for Class A is 9.57% and for Class B is 8.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .               3.29                  N/A                  N/A                    0.07
     (AFTER TAXES ON DISTRIBUTIONS) .......         2.75                  N/A                  N/A                   -0.06
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.84                  N/A                  N/A                    0.06
 CLASS B .......................... .               4.85                  N/A                  N/A                    0.32
 S&P 500 Index ............................        10.87                -2.30                12.07
 Morningstar Large Blend Category Average .         9.96                -1.77                10.42
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.75%                    0.75%
 12b-1 Fees............             0.25                     0.93
 Other Expenses........             0.52                     0.56
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.52   %                 2.24   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   . 1.45% for Class A Shares
   2.20% for Class B Shares



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $721    $1,028    $1,356    $2,283        $721   $1,028   $1,356    $2,283
 CLASS B             638     1,026     1,429     2,309         227      700    1,200     2,309

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2004, this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    4.39
2002    -14.50
2003    28.31
2004    12.95


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '03  16.18%
                           LOWEST  Q3 '02  -19.49%

The year-to-date return as of December 31, 2004 for Class A is 12.95% and for Class B is 12.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                    6.43                 N/A                   N/A                   5.92
     (AFTER TAXES ON DISTRIBUTIONS) .......         6.09                 N/A                   N/A                   5.66
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         4.63                 N/A                   N/A                   4.99
 CLASS B ..................................
                                                    8.18                 N/A                   N/A                   6.28
 Russell 1000 Value Index .................        16.49                5.27                 13.83
 Morningstar Large Value Category Average .        12.91                4.35                 11.35
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.75%                    0.75%
 12b-1 Fees............             0.25                     0.92
 Other Expenses........             0.50                     0.56
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.50   %                 2.23   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.45% for Class A Shares
   2.20% for Class B Shares



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $719    $1,022    $1,346    $2,263        $719   $1,022   $1,346    $2,263
 CLASS B             637     1,023     1,424     2,294         226      697    1,195     2,294

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 173.3%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -28.07
2002    -33.33
2003    47.44
2004    10.60


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01 25.12%
                           LOWEST Q3 '01 -31.94%

The year-to-date return as of December 31, 2004 for Class A is 10.60% and for Class B is 9.84%.


 AVERAGE ANNUAL TOTAL RETURNS (%) OR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................         4.17                  N/A                  N/A                  -12.67
     (AFTER TAXES ON DISTRIBUTIONS) .......         4.17                  N/A                  N/A                  -12.67
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.71                  N/A                  N/A                  -10.29
 CLASS B ..................................
                                                    5.84                  N/A                  N/A                  -12.47
 Russell Midcap Growth Index ..............        15.48                -3.36                11.23
 Morningstar Mid-Cap Growth Category
 Average ..................................        12.93                -3.42                10.25
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was March 1, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.90%                    0.90%
 12b-1 Fees............             0.25                     0.92
 Other Expenses........             0.78                     0.84
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.93   %                 2.66   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.75% for Class A Shares
   2.50% for Class B Shares

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $760    $1,146    $1,557    $2,699        $760   $1,146   $1,557    $2,699
 CLASS B             678     1,148     1,635     2,727         269      826    1,410     2,727

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
The Fund seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.



MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2004, this range was between approximately $59 million and $3.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became a Sub-Advisor to the Fund on October 1, 2002 and Emerald Advisers, Inc. became a Sub-Advisor to the Fund on September 1, 2004.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2001    -31.23
2002    -45.96
2003    43.81
2004    10.22


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01 27.30%
                           LOWEST Q3 '01 -36.13%

The year-to-date return as of December 31, 2004 for Class A is 10.22% and for Class B is 9.16%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                    3.89                  N/A                  N/A                  -12.67
     (AFTER TAXES ON DISTRIBUTIONS) .......         3.89                  N/A                  N/A                  -12.67
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.53                  N/A                  N/A                  -10.40
 CLASS B ..................................
                                                    5.16                  N/A                  N/A                  -12.51
 Russell 2000 Growth Index ................        14.31                -3.57                 7.12
 Morningstar Small Growth Category Average         12.09                -0.55                10.24
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.90%                    0.90%
 12b-1 Fees............             0.25                     0.91
 Other Expenses........             0.99                     1.07
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         2.14   %                 2.88   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $780    $1,206    $1,658    $2,905        $780   $1,206   $1,658    $2,905
 CLASS B             700     1,211     1,740     2,948         291      892    1,518     2,948

PRINCIPAL REAL ESTATE SECURITIES FUND, INC.
The Fund seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Manager focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1998    -13.62
1999    -4.76
2000    29.65
2001    7.54
2002    6.99
2003    38.01
2004    33.42


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '04  17.33%
                           LOWEST  Q3 '99 -8.25%

The year-to-date return as of December 31, 2004 for Class A is 33.42% and for Class B is 32.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                   25.77                20.97                  N/A                   11.40
     (AFTER TAXES ON DISTRIBUTIONS) .......        22.37                19.04                  N/A                    9.69
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        19.05                17.47                  N/A                    8.96
 CLASS B ..................................
                                                   28.44                21.36                  N/A                   11.61
 Morgan Stanley REIT Index ................        31.49                21.67                14.42
 Morningstar Specialty - Real Estate
 Category Average..........................        31.88                21.36                15.10
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 31, 1997.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.90%      0.90%
 12b-1 Fees.............................      0.25       0.91
 Other Expenses.........................      0.49       0.54
                                          --------   --------
           TOTAL FUND OPERATING EXPENSES  1.64   %   2.35   %

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $732    $1,063    $1,415    $2,407        $732   $1,063   $1,415    $2,407
 CLASS B             649     1,058     1,483     2,427         238      733    1,255     2,427

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2004, this range was between approximately $59 million and $3.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1998    -5.68
1999    43.22
2000    -14.03
2001    0.45
2002    -27.68
2003    36.41
2004    19.13


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01 25.53%
                           LOWEST Q3 '01 -26.56%

The year-to-date return as of December 31, 2004 for Class A is 19.13% and for Class B is 18.29%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .              12.31                -0.89                  N/A                   3.73
     (AFTER TAXES ON DISTRIBUTIONS) .......        12.31                -1.95                  N/A                   2.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         8.00                -1.38                  N/A                   2.36
 CLASS B .......................... .              14.29                -0.81                  N/A                   3.85
 Russell 2000 Index .......................        18.33                 6.61                11.54
 Morningstar Small Blend Category Average .        18.86                11.84                13.10
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 31, 1997.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.85%      0.85%
 12b-1 Fees.............................      0.22       0.93
 Other Expenses.........................      0.50       0.53
                                          --------   --------
           TOTAL FUND OPERATING EXPENSES  1.57   %   2.31   %



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $726    $1,042    $1,381    $2,335        $726   $1,042   $1,381    $2,335
 CLASS B             645     1,046     1,464     2,374         234      721    1,235     2,374

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1998    -17.42
1999    67.20
2000    -28.63
2001    -5.11
2002    -8.02
2003    57.43
2004    25.67


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '99 38.24%
                           LOWEST Q3 '01 -24.72%

The year-to-date return as of December 31, 2004 for Class A is 25.67% and for Class B is 24.76%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...........                18.46                3.04                   N/A                   4.96
     (AFTER TAXES ON DISTRIBUTIONS) .......        17.52                2.85                   N/A                   4.82
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        13.18                2.58                   N/A                   4.28
 CLASS B ..........................                20.76                3.14                   N/A                   5.12
 MSCI Emerging Markets Free Index - ID ....        22.45                2.09                  0.98
 Morningstar Diversified Emerging Markets
 Category Average..........................        23.75                4.29                  4.71
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was August 29, 1997.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees*.......................      1.25%      1.25%
 12b-1 Fees.............................      0.25       0.83
 Other Expenses.........................      0.84       0.90
                                          --------   --------
           TOTAL FUND OPERATING EXPENSES  2.34   %   2.98   %



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $798    $1,263    $1,753    $3,097        $798   $1,263   $1,753    $3,097
 CLASS B             709     1,240     1,788     3,079         301      921    1,567     3,079

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 163.8%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    11.56
1996    23.76
1997    12.22
1998    8.48
1999    25.82
2000    -8.64
2001    -24.97
2002    -16.96
2003    32.42
2004    20.39


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '03  17.45%
                           LOWEST  Q3 '02  -18.93%

The year-to-date return as of December 31, 2004 for Class A is 20.39% and for Class B is 19.76%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .              13.45                -3.07                 6.10                   7.13
     (AFTER TAXES ON DISTRIBUTIONS) .......        13.31                -3.42                 4.91                   6.11
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         8.93                -2.63                 4.81                   5.86
 CLASS B .......................... .              15.76                -3.01                 6.21                   6.29
 MSCI EAFE (Europe, Australia, Far East)
 Index - ND ...............................        20.25                -1.13                 5.62
 Morningstar Foreign Large Blend Category
 Average ..................................        17.59                -2.93                 6.39
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was August 1, 1988 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                 CLASS A                  CLASS B
 Management Fees.......              0.85%                    0.85%
 12b-1 Fees............              0.17                     0.56
 Other Expenses........              0.40                     0.51
                                ---------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.42%                     1.92   %
 *The Manager has voluntarily agreed to limit the expenses of the Fund's Class A shares and, if necessary, pay expenses normally payable by the Class through the period ending February 28,
  2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to the Class on an annualized basis) not to exceed 1.63%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $711     $998     $1,307     $2,179          $711    $998    $1,307     $2,179
 CLASS B               607      932      1,269      2,053           195     603     1,037      2,053

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

MAIN STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US (as of December 31, 2004 this range was between approximately $16 million and $16.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1998    14.40
1999    84.72
2000    -13.28
2001    -23.87
2002    -17.22
2003    52.46
2004    29.49


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '99 36.96%
                           LOWEST Q3 '01 -21.82%

The year-to-date return as of December 31, 2004 for Class A is 29.49% and for Class B is 28.55%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................        22.07                 0.34                  N/A                   10.75
     (AFTER TAXES ON DISTRIBUTIONS) .......        22.07                -0.58                  N/A                    9.60
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        14.34                -0.19                  N/A                    8.83
 CLASS B ..................................
                                                   24.55                 0.39                  N/A                   10.91
 Citigroup Extended Market Index (EMI)
 World ex US ..............................        28.76                 6.76                 6.98
 Morningstar Foreign Small/Mid Growth
 Category Average..........................        23.97                -0.32                12.55
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was August 29, 1997.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees.......            1.20%                   1.20%
 12b-1 Fees............            0.25                    0.93
 Other Expenses........            0.68                    0.78
                               --------                --------
   TOTAL FUND OPERATING
               EXPENSES        2.13   %                2.91   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   2.00% for Class A Shares
   2.75% for Class B Shares



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $779    $1,204    $1,653    $2,895        $779   $1,204   $1,653    $2,895
 CLASS B             702     1,220     1,755     2,963         294      901    1,533     2,963

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended October 31, 2004, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

54.54% in securities       18.26% in securities       0.47% in securities rated
rated Aaa                  rated Baa                  Ca
5.36% in securities rated  5.20% in securities rated  0.01% in securities rated
Aa                         Ba                         D
12.11% in securities       4.05% in securities rated
rated A                    B




The above percentages for Aaa, Aa, A, Baa, Ba, B and Ca rated securities include 0.47%, 0.41%, 0.05%, 0.10%, 0.05%, 0.23% and 0.01% of unrated securities which have been determined by the Manager to be of comparable quality.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 154.9%.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    22.28
1996    2.27
1997    10.96
1998    7.14
1999    -3.04
2000    7.82
2001    7.78
2002    8.36
2003    4.06
2004    4.66


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ2 '95 8.54%
                           LOWEST  Q1 '96  -3.15%

The year-to-date return as of December 31, 2004 for Class A is 4.66% and for Class B is 4.05%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                   -0.29                5.50                  6.53                   7.48
     (AFTER TAXES ON DISTRIBUTIONS) .......        -1.81                3.42                  4.10                   4.90
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -0.21                3.40                  4.06                   4.87
 CLASS B ..................................
                                                    0.05                5.44                  6.50                   6.47
 Lehman Brothers Aggregate Bond Index .....         4.34                7.71                  7.72
 Morningstar Intermediate-Term Bond
 Category Average..........................         3.81                6.83                  6.92
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.47%     0.47%
 12b-1 Fees.............................   0.20      0.78
 Other Expenses.........................   0.27      0.35
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.94%     1.60%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $566     $760     $  970     $1,575          $566    $760    $970     $1,575
 CLASS B                576      837      1,107      1,641           163     505     871      1,641

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States government or its agencies. The guarantees by the United States government extend only to principal and interest.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    19.19
1996    3.85
1997    9.69
1998    7.19
1999    0.01
2000    10.90
2001    6.75
2002    8.22
2003    1.39
2004    3.11


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ2 '95 6.38%
                           LOWEST  Q1 '96  -1.87%

The year-to-date return as of December 31, 2004 for Class A is 3.11% and for Class B is 2.25%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                   -1.79                4.98                  6.39                   7.65
     (AFTER TAXES ON DISTRIBUTIONS) .......        -3.17                2.96                  4.07                   4.85
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -1.18                3.00                  4.02                   4.82
 CLASS B ..................................
                                                   -1.71                4.86                  6.35                   6.40
 Lehman Brothers Government/Mortgage Index          4.08                7.30                  7.48
 Morningstar Intermediate Government
 Category Average..........................         3.39                6.31                  6.47
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was May 21, 1985 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.44%     0.44 %
 12b-1 Fees.............................   0.19      0.92
 Other Expenses.........................   0.19      0.24
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.82%     1.60%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $555     $724     $  908     $1,440          $555    $724    $908     $1,440
 CLASS B                576      837      1,107      1,593           163     505     871      1,593

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1997    6.33
1998    6.70
1999    0.96
2000    8.67
2001    6.29
2002    7.25
2003    2.37
2004    0.90


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ3 '01 3.64%
                           LOWEST  Q2 '04  -1.60%

The year-to-date return as of December 31, 2004 for Class A is 0.90%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)     -0.63         4.75           N/A             4.81
     (AFTER TAXES ON
     DISTRIBUTIONS)....     -2.06         2.79           N/A             2.64
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..     -0.42         2.85           N/A             2.74
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index.................      1.85         6.21          6.51
 Morningstar Short-Term
 Bond Category Average       1.60         4.91          5.52

 * Fund's SEC effective date was February 29, 1996.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A

 Management Fees........................   0.49%

 12b-1 Fees.............................   0.15


 Other Expenses.........................   0.22
                                           ----
           TOTAL FUND OPERATING EXPENSES
                                           0.86%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $236     $420     $620     $1,195          $236    $420    $620     $1,195

PRINCIPAL TAX-EXEMPT BOND FUND, INC.
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

MAIN STRATEGIES

The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's Investors Service, Inc. ("Moody's"); municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or Standard & Poor's Rating Service ("S&P"), or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.


Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.


MAIN RISKS

The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.


Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    20.72
1996    4.60
1997    9.19
1998    5.08
1999    -3.17
2000    7.96
2001    5.68
2002    9.20
2003    4.51
2004    3.56


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q1 '95  9.13%
                           LOWEST Q2 '04-2.25%

The year-to-date return as of December 31, 2004 for Class A is 3.56% and for Class B is 3.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                   -1.35                5.14                  6.07                   6.44
     (AFTER TAXES ON DISTRIBUTIONS) .......        -1.60                5.04                  6.00                   6.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         0.66                4.99                  5.90                   6.28
 CLASS B ..................................
                                                   -0.76                5.29                  6.13                   6.24
 Lehman Brothers Municipal Bond Index .....         4.48                7.20                  7.06
 Morningstar Muni National Long Category
 Average ..................................         3.78                6.35                  6.12
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was March 20, 1986 and for Class B was December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.48%     0.48%
 12b-1 Fees.............................   0.21       0.54
 Other Expenses.........................   0.07       0.13
                                           ----      -----
           TOTAL FUND OPERATING EXPENSES   0.76%      1.15%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $549     $706     $877     $1,372          $549    $706    $877     $1,372
 CLASS B                  533      701      875      1,238           117     365     633      1,238

PRINCIPAL CASH MANAGEMENT FUND, INC.
The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

1995    5.44
1996    4.96
1997    4.88
1998    5.15
1999    4.63
2000    5.89
2001    3.72
2002    1.20
2003    0.49
2004    0.74


                               TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                               1-800-247-4123.



The year-to-date return as of December 31, 2004 for Class A is 0.74% and for Class B is 0.56%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS A...............     0.74          2.39          3.71             3.05
 CLASS B...............     0.56          1.91          3.18             3.19
 *The SEC effective date for Class A was March 2, 1983 and for Class B was
  December 9, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.44%     0.44%
 12b-1 Fees.............................   0.00      0.22
 Other Expenses.........................   0.24      0.30
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.68%     0.96%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $ 69     $218     $379     $  847          $69     $218    $379     $  847
 CLASS B                  514      644      775      1,062           98      306     531      1,062

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS B
                                                    -------------  ------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES (AS A %
OF OFFERING PRICE)                                      /
 All Growth Oriented Funds except LargeCap Stock
 Index Fund                                          5.75%/(1)/      None
 All Income Oriented Funds except Limited Term
 Bond Fund                                           4.75%/(1)/      None
 LargeCap Stock Index and Limited Term Bond Funds    1.50%/(1)/       N/A
 Cash Management Fund                               None             None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)
 All Funds except LargeCap Stock Index and Limited
 Term Bond Funds                                     0.75%/(2)/      4.00%/(3)/
 LargeCap Stock Index and Limited Term Bond Funds    0.25%/(2)/       N/A
REDEMPTION OR EXCHANGE FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)                                     /               /
 All Funds except Cash Management Fund               1.00%/(4)(5)/   1.00%/(5)/
 Cash Management Fund                               None             None



/ //(1)/ Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
/ //(2)/ A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(3)/ Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
/ //(4)/ Redemption fees are charged on redemptions of $30,000 or more of shares redeemed within 30 days after they are purchased.
/ //(5)/ Exchange fees are charged on redemptions of $30,000 or more of shares exchanged from one Fund to another Fund within 30 days after they are purchased.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. A redemption fee* of 1.00% is charged on redemptions of Class A shares of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of redemption.
.. An exchange fee* of 1.00% is charged on exchanges among the Funds if $30,000 or more and if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value of the shares exchanged at the time of the exchange.

  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from Cash Management

    Fund.


CHOOSING A SHARE CLASS
You may purchase Class A or Class B shares of each Fund with certain limitations.* Your decision to purchase a particular class depends on a number of factors including:
.. the dollar amount you are investing;
.. the amount of time you plan to hold the investment; and

.. any plans to make additional investments in the Principal Mutual Funds.

  * If you are making an initial purchase of Principal Mutual Funds of $100,000 or more and have selected Class B shares, the purchase will be of Class A shares of the Fund(s) you have selected.
  * If you are making subsequent purchases into your existing Principal Mutual Fund Class B share accounts and the new balance (existing account balance(s) plus new purchase) is $100,000 or more, the subsequent purchases will be of Class A shares of the Fund(s) you have selected.

In addition, you might consider:
.. Class A shares if you are making an investment that qualifies for a reduced sales charge; or
.. Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years.

Class A Shares
--------------
.. You generally pay a sales charge on an investment in Class A shares.
.. Class A shares generally have lower annual operating expenses than Class B shares.
.. If you invest $50,000 or more, the sales charge is reduced.
.. You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
--------------
.. You do not pay a sales charge on an investment in Class B shares.
.. If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
.. If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
.. Class B shares generally have higher annual operating expenses than Class A shares.

FRONT-END SALES CHARGE: CLASS A SHARES

There is no sales charge on purchases of Class A shares of Cash Management Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                         ALL INCOME-ORIENTED FUNDS EXCEPT LIMITED TERM BOND FUND
                         ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                    4.25%      4.44%                                   3.75%
 $100,000 but less than $250,000                   3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                   2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                 1.50%      1.52%                                   1.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%



                        ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP STOCK INDEX FUND
                        ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 $100,000 but less than $250,000                   3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                             LARGECAP STOCK INDEX AND LIMITED TERM BOND FUNDS
                             ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                    1.25%      1.27%                                   1.00%
 $100,000 but less than $250,000                   1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                   0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                 0.50%      0.50%                                   0.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.25%




The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. To have your Class A CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
.. to satisfy IRS minimum distribution rules; and .. using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some, but not all, of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or the Fund know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.


Waiver of sales charge (Class A shares)
-------------------------------------------
A Fund's Class A shares may be purchased without a sales charge:

.. by its Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, widow/widower, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC;

.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by unit investment trusts sponsored by any member company of the Principal
  Financial Group;
.. to fund non-qualified plans administered by a member company of the Principal
  Financial Group pursuant to a written service agreement; and .. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group, and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from any terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

.. by any investor who buys Class A Shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions of shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities.

Reduction of sales charge (Class A shares)
------------------------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding Cash Management Fund) shares purchased (and still held) by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day look-back period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made (or shares are sold during the 13 month (24 month) period), sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day look-back period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A and Class B accounts already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. The balance of the existing accounts as of the date of the subsequent purchase(s) is used in this calculation. Class A shares of Cash
  Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) Death benefits. The sales charge table below applies to purchases of Class A shares that result from the investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death.

                                              SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                              -----------------------          -------------------------
     AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                 ------------------------------------  -----------------
     Less than $500,000                      2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

     $1,000,000 or more                 no sales charge

5) Employer sponsored plans opened prior to March 1, 2002. Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) for which administrative services are provided by GWFS Equities, Inc., and other employer sponsored retirement plans (including 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plan accounts), opened prior to March 1, 2002.
  . If Class A shares are used:
    . all plan investments are treated as made by a single investor to determine the applicable sales charge;
    . the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
    . if the investment is $250,000 or more, the regular sales charge table is used.

  . If Class B shares are used, contributions into the plan after the plan assets are $100,000 or more are used to buy Class A shares.
  . Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

CONTINGENT DEFERRED SALES CHARGE: CLASS B SHARES
.. The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
.. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
.. In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.

.. Shares subject to the CDSC that are exchanged into another Principal Mutual
  Fund continue to be subject to the CDSC until the CDSC expires.
.. Princor receives the proceeds of any CDSC.

Class B shares
--------------
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years (five years for certain sponsored plans) after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

  YEARS SINCE PURCHASE PAYMENTS MADE   CDSC AS A % OF DOLLAR AMOUNT
  ----------------------------------  ------------------------------
   2 years or less                                4.00%
   more than 2 years, up to 4 years               3.00
   more than 4 years, up to 5 years               2.00
   more than 5 years, up to 6 years               1.00
   more than 6 years                               None




The CDSC is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.


Waiver of the sales charge (Class B shares)
-------------------------------------------
The CDSC is waived on Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code; .. from retirement plans to satisfy minimum distribution rules under the Code; .. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. through a systematic withdrawal plan (certain limits apply);
.. from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code;

.. from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55;
.. from a retirement plan meeting the requirements of Section 401 of the Code
  (401(k), Profit Sharing and Money Purchase Pension Plans) that has provided us with its notice of intent (on or before November 30, 2002) to transfer its assets to a group annuity contract distributed by Principal Life; or

.. from an account in a qualified plan administered by GWFS Equities, Inc. unless the sale is associated with the termination of the plan.

NOTE: To have your Class B CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

ONGOING FEES
Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES

Each of the Funds (except Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

..Class A shares (except Cash Management, LargeCap Stock Index and
  Limited Term Bond)                                                     0.25%
..  Class A shares of LargeCap Stock Index and Limited Term Bond          0.15%
..  Class B shares                                                        1.00%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The International Growth-Oriented, Partners Blue Chip, Partners Equity Growth, Partners LargeCap Blend, Partners
LargeCap Growth, Partners LargeCap Value and Partners MidCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Funds (except Cash Management, Government Securities Income and Tax-Exempt Bond) may invest up to 5% of its assets in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Balanced, Bond and Tax-Exempt Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")

The Funds IPO EXCEPT LIST may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds DERIV EXCEPT LIST may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund CONVERT EXCEPT LIST has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
FOR SEC LISTFOREIGN SEC EXCEPT LIST may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Cash

Management Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Funds.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Cash Management              Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush
           Tax-Exempt Bond              Thomas V. Catus





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



THOMAS V. CATUS, CFA . Mr. Catus is a portfolio analyst for a member company of The Principal Financial Group and specializes in municipal bonds. Prior to joining Principal in 2000, he was a chief financial officer at Franklin Leasing and a fixed income analyst and trader at Cleary Gull. Mr. Catus received an MBA in Finance from the University of Iowa and a BBA in Transportation and Logistics from Iowa State University. He is a CFA charterholder, a member of the Iowa Society of Financial Analysts and a member of the Association of Investment Management and Research (AIMR).



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).

THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John D. Phillips, Jr.





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth     Kenneth G. Mertz
                                        Stacey L. Sears





KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $422.8 billion in total assets under management and/or distribution as of December 31, 2004 (including seed capital and excluding assets under supervision).

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Blue Chip           Melissa R. Brown
                                        Gary Chropuvka
                                        Robert C. Jones





MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



GARY CHROPUVKA, CFA . Mr. Chropuvka is a member of the Portfolio Management Team that is responsible for the management and trading of the portfolios. He is also a member of the Taxable Product Management Team within the GQE group, which is responsible for developing tax aware investment products. Mr. Chropuvka joined GSAM in March 1998 working on Private Equity Partnerships. He received his Masters in Financial Engineering from Columbia University in 2000. Prior to this, Mr. Chropuvka spent four years with Morgan Stanley's Correspondent Clearing Group. He received a B.A. in Mathematics from Rutgers University in 1993. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           FUND                            FUND MANAGEMENT
           ----                            ---------------
           Balanced                        Paul A. Dow
                                           Dirk Laschanzky
           Capital Value                   John Pihlblad
           Equity Income                   Dirk Laschanzky
           Government Securities Income    Mark Karstrom
                                           Martin J. Schafer
           Growth                          Tony Rizza
           International                   Paul H. Blankenhagen
                                           Juliet Cohn
                                           Chris Ibach
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschanzky
           Limited Term Bond               Craig Dawson
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        Todd Sanders

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He is manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).

CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. He is also responsible for coordinating portfolio rebalancing and the application of the Principal Global Investors' Global Research Platform. Previously, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in Economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined Principal in 2005. He has been with CCI, an affiliate of Principal, since 1991. He had previously worked with Connecticut National Bank as a Research Officer. He earned a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation.

TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Equity Growth       Robert W. Sharps
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, and a Portfolio Manager in the Systematic Equity Group. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $15.8 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth     Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.

SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2004, Wellington Management managed $469.9 billion of client assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Blue Chip           Maya K. Bittar
                                        Jeffrey L. Kripke
                                        Matthew E. Megargel
                                        Michael D. Rodier





MAYA K. BITTAR, CFA . Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management. Ms. Bittar earned an MBA and MS, along with a BBA, from the University of Wisconsin-Madison. She has earned the right to use the Chartered Financial Analyst designation.



JEFFREY L. KRIPKE . Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management, Chase Asset Management and Morgan Stanley Asset Management. Mr. Kripke earned an MBA in Finance from Columbia University Graduate School of Business and a BA in Economics from Tufts University.



MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.



MICHAEL D. RODIER . Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier earned a BS in Journalism from Suffolk University.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Funds with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2004 was:


      Balanced                        0.60%    Limited Term Bond         0.49%
      Bond                            0.47%    MidCap                    0.55%
      Capital Value                   0.59%    Partners Blue Chip        0.60%
      Cash Management                 0.44%    Partners Equity Growth    0.75%
      Equity Income                   0.60%    Partners LargeCap Blend   0.75%
      Government Securities Income    0.44%    Partners LargeCap Value   0.75%
      Growth                          0.59%    Partners MidCap Growth    0.90%
      International                            Partners SmallCap
                                      0.85%    Growth                    0.90%
      International Emerging                   Real Estate Securities
      Markets                         1.25%                              0.90%
      International SmallCap          1.20%    SmallCap                  0.85%
      LargeCap Stock Index            0.35%    Tax-Exempt Bond           0.48%

The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value                                           1.03          N/A
 Equity Income                                           1.35         2.10
 International                                           1.63          N/A
 International SmallCap                                  2.00         2.75
 LargeCap Stock Index                                    0.90          N/A
 Partners Equity Growth                                  1.65         2.40
 Partners LargeCap Blend                                 1.45         2.20
 Partners LargeCap Value                                 1.45         2.20
 Partners MidCap Growth                                  1.75         2.50
 Partners SmallCap Growth                                1.95         2.70



The expense limits in place through the period ended February 28, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not exceed the following percentages

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value                                           1.03          N/A
 Equity Income                                           1.35         2.10
 International                                           1.63          N/A
 International Emerging Markets                          2.00         2.75
 LargeCap Stock Index                                    0.90         1.25
 Partners Equity Growth                                  1.65         2.40
 Partners LargeCap Blend                                 1.45         2.20
 Partners LargeCap Value                                 1.45         2.20
 Partners MidCap Growth                                  1.75         2.50
 Partners SmallCap Growth                                1.95         2.70

:


Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The Partners Blue Chip, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Cash Management Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Cash Management Fund reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The International Growth-Oriented Funds have a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


FOR ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND

The Bond, Government Securities Income, Limited Term Bond and Tax-Exempt Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the last business day of each month.

The Balanced, Equity Income and Real Estate Securities Funds pay their net investment income on a quarterly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the last business day of March, June, September and December.


The other Funds (other than the Cash Management Fund) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the last business day of December.


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
.. invested in additional shares of the Fund you own without a sales charge;

.. invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving
  Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


CASH MANAGEMENT FUND

The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.

HOW TO BUY SHARES


To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.


Fill out the Principal Mutual Fund application* completely. You must include:

.. the name(s) you want to appear on the account;
.. the code of the Fund(s) in which you want to invest;
.. your choice of Class A or Class B shares;
.. the amount of the investment;
.. your Social Security number or Taxpayer I.D. number; and .. other required information (may include corporate resolutions, trust agreements, etc.).

  * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, Coverdell Education Savings Account, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.


Each Fund requires a minimum initial investment:

..  Regular Accounts                              $1,000
..  Uniform Transfer to Minor Accounts            $  500
..  IRA Accounts                                  $  500
..  Coverdell Education Savings Account           $  500


Subsequent investment minimums are $100. However, if your investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for Cash Management Fund).

NOTE: The minimum investment applies on a Fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Fund.

Class B shares of Cash Management Fund may be purchased only by exchange from other Fund accounts in the same share class.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


NOTE: We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account.

     As of March 1, the Principal Mutual Funds will not issue certificates for shares of the Funds.


INVEST BY MAIL
.. Send a check and completed application to:

   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780

.. Make your check payable to Principal Mutual Funds.
.. Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.
.. When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, you checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:


.. Phone orders are not available for qualified accounts or the Cash Management
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK

.. Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
.. For both initial and subsequent purchases, federal funds should be wired to:

   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248
   For credit to: Principal Mutual Funds
   Account No.: 3000499968

   For credit: Principal ________ Fund, Class A or Class B
   Shareholder Account No. __________________
   Shareholder Registration __________________

.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN

Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Mutual Funds account(s).
.. Availability of this service must be approved by your payroll department.

.. Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).

.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

.. For Cash Management (Class A) only - You may set up direct deposit to an existing Cash Management account via
  UMB Bank, N.A. Provide a voided check or deposit slip to the entity making the payment(s) to you and request funds be forwarded to your account.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.

.. Minimum monthly purchase is $50 per Fund(except the Cash Management Fund). .. Send completed application, check authorization form and voided check (or voided deposit slip) to:

   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-0423

SET UP A DIVIDEND RELAY

.. Invest your dividends and capital gains from one Principal Mutual Funds in shares of another Principal Mutual
  Funds.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay. .. You can set up Dividend Relay:
  . on the application for a new account; or

  . by calling Principal Mutual Funds if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).

.. You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check or money order. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Your request for a distribution from your 403(b) account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Mutual Funds at P.O. Box 10423, Des Moines, Iowa 50306-0423. Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds. You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
.. Class A shares on which a sales charge was paid;
.. Class A shares acquired by conversion of Class B shares; or .. Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:

   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-0423
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order. .. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

.. Telephone redemption privileges are NOT available for Principal Mutual Funds
  403(b) plans, inherited IRAs and certain employee benefit plans or on shares for which certificates have been issued.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

  * The Funds and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Funds will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Funds may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


SELL SHARES BY CHECKWRITING (CLASS A SHARES OF CASH MANAGEMENT FUND ONLY)
.. Checkwriting must be elected on initial application or by written request to Principal Mutual Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
.. The Fund can only sell shares after your check making the Fund investment has cleared your bank.
.. Checks must be written for at least $500.
.. Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
.. If the account does not have sufficient funds to cover the check, it is marked
  "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
.. Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
.. Checkwriting is only available for non-qualified accounts.
.. Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks or for returning checks unpaid.
.. Checkwriting may be converted to a point-of-purchase debit from your account.
  This only applies if such service is available at the business with which you are doing business.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or

.. sending us your written instructions (and share certificate); or .. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales may be subject to a CDSC. Up to 10% of the value of your Class A or Class B share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gain rates.


REDEMPTION FEE (OTHER THAN CASH MANAGEMENT FUND). Each Fund, except the Cash Management Fund, will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS


Your shares in the Funds (except Class A shares of Cash Management, LargeCap Stock Index and Limited Term Bond Funds) may be exchanged without a sales charge or CDSC for the same class of any other Principal Mutual Fund. Class A shares of LargeCap Stock Index and Limited Term Bond Funds may be exchanged into Class A shares of the other Principal Mutual Funds 90 days after purchase. The 90-day holding period requirement is waived if your purchase of Limited Term Bond Fund shares is made through our Principal Path for Income program. If a certificate has been issued, it must be returned to the Fund before the exchange can take place.


You may exchange shares by:

.. calling us, if you have telephone privileges on the account and if no share certificate has been issued.
.. sending a written request to:

   Principal Mutual Funds
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

EXCHANGES FROM CASH MANAGEMENT FUND
Class A shares of Cash Management Fund may be exchanged into:
.. Class A shares of other Principal Mutual Funds.
  . If Cash Management Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  . If Cash Management Fund shares were acquired by (1) exchange from other
    Funds, (2) conversion of Class B shares or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
.. Class B shares of other Principal Mutual Funds - subject to the CDSC.

Automatic exchange election
---------------------------

This election authorizes an exchange from one Principal Mutual Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Funds are not designed for frequent trading or market timing activity. The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the Funds by;
  . forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse exchange and return the account holdings to the positions held prior to the exchange. We will give you notice in writing in this instance.


GENERAL INFORMATION ABOUT A FUND ACCOUNT


PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


IMPORTANT INFORMATION
A variety of trusts formed to support pension and welfare benefit plans sponsored by Principal Life and affiliated persons of Principal Life owned of record in the aggregate as of February 1, 2005 approximately 14% of the Class A shares of the Capital Value Fund and 12% of the Class A shares of the International Fund. The trusts are redeeming a significant portion of their Class A shares from the Capital Value and International Funds on a regular basis over the course of the next year. To minimize the impact these redemptions may have on the expense ratio of these two Funds, the Manager has voluntarily agreed to limit expenses the Funds pay with respect to the Capital Value Fund to the extent necessary to maintain that Fund's expense ratio for Class A shares at 1.03% and, with respect to the International Fund, to the extent necessary to maintain that Fund's expense ratio for Class A shares at 1.63%.

STATEMENTS
You will receive quarterly (monthly statements for the Cash Management Fund Class A shares) statements for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semiannual statements that detail account activity. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 (in the aggregate) from the Funds;

.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;

.. to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
.. may be given by calling us at 1-800-247-4123 between 7 a.m. and 7 p.m. Central
  Time on any day that the NYSE is open;
.. may be given by accessing our website at www.principal.com (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don't have a user name or password, you may obtain one at www.principal.com). Note: only certain transactions are available on-line.
.. must be received, in their entirety, by us before the close of the NYSE
  (generally 3:00 p.m. Central Time) to be effective the day of your request;
.. are effective the next business day if not received until after the close of the NYSE; and
.. may be given to the registered representative(s) listed on your account(s) who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds' transfer agent; they may not be granted investment discretion).

NOTE: Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Funds at 1-800-247-4123. You may notify the Funds in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

TRANSACTIONS THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

FINANCIAL STATEMENTS
Shareholders will receive an annual financial report for the Funds, audited by the Funds' independent registered public accounting firm. That report is a part of this prospectus. Shareholders will also receive a semiannual financial report that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002         2001       2000
                           ----      ----      ----         ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.89    $10.63    $12.17       $14.50     $15.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.18      0.16     0.20/(d)/     0.29       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.71      1.26     (1.51)/(d)/  (2.13)      0.02
                           ----      ----     -----        -----       ----
 Total From Investment
            Operations     0.89      1.42     (1.31)       (1.84)      0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)    (0.16)    (0.23)       (0.28)     (0.33)
 Distributions from
  Realized Gains......       --        --        --        (0.21)     (0.64)
  ----                                                     -----      -----
   Total Dividends and
         Distributions    (0.19)    (0.16)    (0.23)       (0.49)     (0.97)
                          -----     -----     -----        -----      -----
Net Asset Value, End
 of Period............   $12.59    $11.89    $10.63       $12.17     $14.50
                         ======    ======    ======       ======     ======
Total Return /(b)/ ...     7.50%    13.52%   (10.94)%     (12.91)%     2.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $85,882   $82,198   $77,483      $80,547    $94,763
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.46%     1.42%        1.35%      1.32%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.26%     1.47%     1.43%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.46%     1.42%     1.71%/(d)/   2.14%      2.26%
 Portfolio Turnover
  Rate................    144.6%    117.0%     88.1%       107.5%      54.4%

                           2004      2003      2002         2001       2000
                           ----      ----      ----         ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.84    $10.59    $12.12       $14.43     $15.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.07     0.12/(e)/     0.19       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69      1.26     (1.51)/(e)/  (2.11)      0.02
                           ----      ----     -----        -----       ----
 Total From Investment
            Operations     0.77      1.33     (1.39)       (1.92)      0.23
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.08)    (0.14)       (0.18)     (0.22)
 Distributions from
  Realized Gains......       --        --        --        (0.21)     (0.64)
  ----                                                     -----      -----
   Total Dividends and
         Distributions    (0.10)    (0.08)    (0.14)       (0.39)     (0.86)
                          -----     -----     -----        -----      -----
Net Asset Value, End
 of Period............   $12.51    $11.84    $10.59       $12.12     $14.43
                         ======    ======    ======       ======     ======
Total Return /(b)/ ...     6.53%    12.63%   (11.55)%     (13.53)%     1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,126   $15,405   $14,658      $17,900    $20,680
 Ratio of Expenses to
  Average Net Assets..     2.07%     2.25%     2.12%        2.05%      2.12%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.07%     2.25%     2.13%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%     0.64%     1.02%/(e)/   1.44%      1.46%
 Portfolio Turnover
  Rate................    144.6%    117.0%     88.1%       107.5%      54.4%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.01 per share, increase net realized and unrealized gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .09%. Prior periods have not been restated to reflect this change in presentation.
/(e) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.01 per share, increase net realized and unrealized gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .08%. Prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.99     $10.97     $11.11        $10.25     $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.43       0.45      0.51/(c)/      0.61       0.72
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18       0.06      (0.11)/(c)/    0.88      (0.40)
                            ----       ----      -----          ----      -----
 Total From Investment
            Operations      0.61       0.51       0.40          1.49       0.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.49)     (0.54)        (0.63)     (0.73)
    ----
   Total Dividends and
         Distributions     (0.45)     (0.49)     (0.54)        (0.63)     (0.73)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.15     $10.99     $10.97        $11.11     $10.25
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      5.71%      4.68%      3.83%        14.96%      3.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,911   $184,971   $186,723      $143,818   $124,630
 Ratio of Expenses to
  Average Net Assets..      0.94%      1.03%      1.06%         1.05%      1.06%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.91%      4.00%      4.73%/(c)/    5.67%      6.96%
 Portfolio Turnover
  Rate................     154.9%      79.7%      78.9%        152.0%      60.7%

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.98     $10.97     $11.11        $10.24     $10.65
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.36       0.35      0.43/(d)/      0.54       0.64
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18       0.07      (0.11)/(d)/    0.88      (0.39)
                            ----       ----      -----          ----      -----
 Total From Investment
            Operations      0.54       0.42       0.32          1.42       0.25
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.37)     (0.41)     (0.46)        (0.55)     (0.66)
    ----
   Total Dividends and
         Distributions     (0.37)     (0.41)     (0.46)        (0.55)     (0.66)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.15     $10.98     $10.97        $11.11     $10.24
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      4.98%      3.86%      3.07%        14.23%      2.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,326    $33,883    $34,190       $26,348    $22,577
 Ratio of Expenses to
  Average Net Assets..      1.60%      1.84%      1.83%         1.68%      1.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.25%      3.20%      3.95%/(d)/    5.04%      6.16%
 Portfolio Turnover
  Rate................     154.9%      79.7%      78.9%        152.0%      60.7%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.03 per share, increase net realized and unrealized gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Prior periods have not been restated to reflect this change in presentation.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.03 per share, increase net realized and unrealized gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $21.77     $18.48     $20.61      $25.04      $29.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.24       0.21       0.22        0.20        0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.84       3.30      (2.16)      (3.40)      (2.10)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.08       3.51      (1.94)      (3.20)      (1.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)     (0.22)     (0.19)      (0.30)      (0.25)
 Distributions from
  Realized Gains......        --         --         --       (0.93)      (2.53)
   ----                                                      -----       -----
   Total Dividends and
         Distributions     (0.24)     (0.22)     (0.19)      (1.23)      (2.78)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $23.61     $21.77     $18.48      $20.61      $25.04
                          ======     ======     ======      ======      ======
Total Return /(b)/ ...      9.61%     19.23%     (9.52)%    (13.31)%     (6.20)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $311,583   $326,089   $333,016    $386,827    $452,251
 Ratio of Expenses to
  Average Net Assets..      0.94%      1.00%      1.01%       0.95%       0.94%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.95%      1.01%      1.01%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.04%      1.05%      1.00%       0.90%       1.38%
 Portfolio Turnover
  Rate................     183.8%     132.1%     128.8%      126.2%      107.8%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $21.51     $18.30     $20.38      $24.76      $29.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08       0.02       0.06        0.03        0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.82       3.28      (2.12)      (3.37)      (2.09)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.90       3.30      (2.06)      (3.34)      (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)     (0.09)     (0.02)      (0.11)      (0.14)
 Distributions from
  Realized Gains......        --         --         --       (0.93)      (2.53)
   ----                                                      -----       -----
   Total Dividends and
         Distributions     (0.04)     (0.09)     (0.02)      (1.04)      (2.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $23.37     $21.51     $18.30      $20.38      $24.76
                          ======     ======     ======      ======      ======
Total Return /(b)/ ...      8.83%     18.09%    (10.13)%    (13.96)%     (7.03)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,213    $29,412    $27,235     $32,975     $39,017
 Ratio of Expenses to
  Average Net Assets..      1.63%      1.97%      1.72%       1.71%       1.82%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.64%      1.98%      1.72%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.08%      0.29%       0.15%       0.51%
 Portfolio Turnover
  Rate................     183.8%     132.1%     128.8%      126.2%      107.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on March 1, 2003.
/(d) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.006      0.006      0.013      0.043      0.056
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.006      0.006      0.013      0.043      0.056
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.006)    (0.006)    (0.013)    (0.043)    (0.056)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.006)    (0.006)    (0.013)    (0.043)    (0.056)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.57%      0.59%      1.36%      4.44%      5.71%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $317,340   $346,292   $397,386   $412,409   $390,154
 Ratio of Expenses to
  Average Net Assets..      0.68%      0.75%      0.72%      0.70%      0.70%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.56%      0.59%      1.35%      4.33%      5.54%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.004      0.003      0.009      0.037      0.049
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.004      0.003      0.009      0.037      0.049
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.004)    (0.003)    (0.009)    (0.037)    (0.049)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.004)    (0.003)    (0.009)    (0.037)    (0.049)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.39%      0.25%      0.88%      3.71%      5.01%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,071     $7,695     $8,715     $6,655     $5,318
 Ratio of Expenses to
  Average Net Assets..      0.89%      1.09%      1.27%      1.40%      1.33%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.96%      1.10%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.25%      0.87%      3.59%      4.87%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002       2001        2000
                           ----      ----      ----       ----        ----
PRINCIPAL EQUITY INCOME FUND, INC.
----------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $9.38     $8.57    $10.69     $18.40      $17.86
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.35      0.36      0.31       0.20        0.27
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.84      0.81     (2.14)     (4.05)       1.68
                           ----      ----     -----      -----        ----
 Total From Investment
            Operations     1.19      1.17     (1.83)     (3.85)       1.95
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)    (0.36)    (0.29)     (0.20)      (0.27)
 Distributions from
  Realized Gains......       --        --        --      (3.66)      (1.14)
  ----                                                   -----       -----
   Total Dividends and
         Distributions    (0.35)    (0.36)    (0.29)     (3.86)      (1.41)
                          -----     -----     -----      -----       -----
Net Asset Value, End
 of Period............   $10.22     $9.38     $8.57     $10.69      $18.40
                         ======     =====     =====     ======      ======
Total Return /(c)/ ...    12.95%    13.86%   (17.30)%   (25.74)%     12.09%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $69,482   $60,703   $57,881    $72,581    $101,352
 Ratio of Expenses to
  Average Net Assets..     1.27%     1.46%     1.48%      1.31%       1.23%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.27%       --        --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.56%     4.02%     3.15%      1.51%       1.59%
 Portfolio Turnover
  Rate................    134.7%     19.1%     79.4%     106.2%      150.8%

                           2004      2003      2002       2001        2000
                           ----      ----      ----       ----        ----
PRINCIPAL EQUITY INCOME FUND, INC.
----------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $9.34     $8.53    $10.64     $18.37      $17.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.26      0.28      0.21       0.10        0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.85      0.80     (2.11)     (4.07)       1.69
                           ----      ----     -----      -----        ----
 Total From Investment
            Operations     1.11      1.08     (1.90)     (3.97)       1.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.27)    (0.27)    (0.21)     (0.10)      (0.15)
 Distributions from
  Realized Gains......       --        --        --      (3.66)      (1.14)
  ----                                                   -----       -----
   Total Dividends and
         Distributions    (0.27)    (0.27)    (0.21)     (3.76)      (1.29)
                          -----     -----     -----      -----       -----
Net Asset Value, End
 of Period............   $10.18     $9.34     $8.53     $10.64      $18.37
                         ======     =====     =====     ======      ======
Total Return /(c)/ ...    12.06%    12.85%   (18.02)%   (26.41)%     11.30%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,415    $9,775    $9,982    $15,152     $19,624
 Ratio of Expenses to
  Average Net Assets..     2.10%     2.34%     2.37%      2.15%       2.00%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.10%       --        --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.72%     3.14%     2.19%      0.66%       0.82%
 Portfolio Turnover
  Rate................    134.7%     19.1%     79.4%     106.2%      150.8%



/(a) /Effective March 1, 2004, the Principal Utilities Fund, Inc. changed its name to Principal Equity Income Fund, Inc.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on March 1, 2004.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.41     $11.74     $11.77     $11.18     $11.10
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.43       0.45       0.60       0.65       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.01      (0.26)      0.01       0.61       0.07
                            ----      -----       ----       ----       ----
 Total From Investment
            Operations      0.44       0.19       0.61       1.26       0.75
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.48)     (0.52)     (0.64)     (0.67)     (0.67)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.48)     (0.52)     (0.64)     (0.67)     (0.67)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.37     $11.41     $11.74     $11.77     $11.18
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      3.93%      1.59%      5.41%     11.64%      7.09%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,876   $304,191   $310,506   $243,876   $213,114
 Ratio of Expenses to
  Average Net Assets..      0.82%      0.93%      0.90%      0.90%      0.94%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.79%      3.82%      5.11%      5.68%      6.14%
 Portfolio Turnover
  Rate................      72.7%     181.1%      36.5%      51.9%       6.9%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.35     $11.67     $11.71     $11.13     $11.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.34       0.35       0.52       0.58       0.58
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        --      (0.24)     (0.01)      0.59       0.09
                              --      -----      -----       ----       ----
 Total From Investment
            Operations      0.34       0.11       0.51       1.17       0.67
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.43)     (0.55)     (0.59)     (0.59)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.39)     (0.43)     (0.55)     (0.59)     (0.59)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.30     $11.35     $11.67     $11.71     $11.13
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      3.07%      0.91%      4.54%     10.82%      6.32%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $53,901    $62,573    $52,839    $36,303    $27,395
 Ratio of Expenses to
  Average Net Assets..      1.60%      1.70%      1.71%      1.59%      1.75%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.01%      3.06%      4.30%      4.98%      5.33%
 Portfolio Turnover
  Rate................      72.7%     181.1%      36.5%      51.9%       6.9%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004        2003          2002        2001        2000
                            ----        ----          ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $25.44      $22.10        $27.06      $71.22      $65.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)      (0.09)        (0.18)      (0.30)      (0.37)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95        3.43         (4.78)     (21.79)       8.43
                            ----        ----         -----      ------        ----
 Total From Investment
            Operations      0.87        3.34         (4.96)     (22.09)       8.06
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
   Total Dividends and
         Distributions        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
Net Asset Value, End
 of Period............    $26.31      $25.44        $22.10      $27.06      $71.22
                          ======      ======        ======      ======      ======
Total Return /(b)/ ...      3.42%      15.11%       (18.33)%    (41.87)%     12.64%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $252,694    $263,119      $243,504    $291,541    $525,175
 Ratio of Expenses to
  Average Net Assets..      1.15%       1.37%         1.41%       1.30%       1.08%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.15%       1.37%           --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%     (0.42)%       (0.66)%     (0.71)%     (0.52)%
 Portfolio Turnover
  Rate................      52.7%       46.6%/(d)/    22.4%       33.4%      121.5%

                            2004        2003          2002        2001        2000
                            ----        ----          ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.49      $21.45        $26.43      $70.41      $65.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.28)      (0.28)        (0.41)      (0.24)      (0.89)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.91        3.32         (4.57)     (21.67)       8.38
                            ----        ----         -----      ------        ----
 Total From Investment
            Operations      0.63        3.04         (4.98)     (21.91)       7.49
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
   Total Dividends and
         Distributions        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
Net Asset Value, End
 of Period............    $25.12      $24.49        $21.45      $26.43      $70.41
                          ======      ======        ======      ======      ======
Total Return /(b)/ ...      2.57%      14.17%       (18.84)%    (42.21)%     11.79%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $40,469     $47,163       $48,214     $64,111    $110,001
 Ratio of Expenses to
  Average Net Assets..      1.95%       2.22%         2.05%       1.88%       1.85%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.96%       2.22%           --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.11)%     (1.27)%       (1.30)%     (1.29)%     (1.30)%
 Portfolio Turnover
  Rate................      52.7%       46.6%/(d)/    22.4%       33.4%      121.5%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Portfolio turnover rate excludes portfolio realignment of approximately
  $7,623,000 from the acquisition of Principal Partners LargeCap Growth Fund,
  Inc.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.16      $6.77      $6.44      $8.75      $8.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03       0.01      (0.05)     (0.03)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.72       3.38       0.38      (2.22)      0.31
                           ----       ----       ----      -----       ----
 Total From Investment
            Operations     1.75       3.39       0.33      (2.25)      0.21
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --      (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.06)        --
  ----                                                     -----
   Total Dividends and
         Distributions       --         --         --      (0.06)     (0.02)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............   $11.91     $10.16      $6.77      $6.44      $8.75
                         ======     ======      =====      =====      =====
Total Return /(b)/ ...    17.22%     50.07%      5.12%    (25.85)%     2.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $37,804    $26,909    $18,029    $15,335    $17,890
 Ratio of Expenses to
  Average Net Assets..     2.32%      2.57%      2.48%      2.50%      2.49%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.34%      2.70%      2.77%      2.71%      2.59%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%      0.12%     (0.36)%    (0.06)%    (1.05)%
 Portfolio Turnover
  Rate................    147.5%     117.3%     165.4%     120.5%     112.9%

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.76      $6.56      $6.28      $8.60      $8.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.05)     (0.06)     (0.05)     (0.16)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.63       3.25       0.34      (2.21)      0.29
                           ----       ----       ----      -----       ----
 Total From Investment
            Operations     1.60       3.20       0.28      (2.26)      0.13
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (0.06)        --
  ----                                                     -----
   Total Dividends and
         Distributions       --         --         --      (0.06)        --
  ----                                                     -----
Net Asset Value, End
 of Period............   $11.36      $9.76      $6.56      $6.28      $8.60
                         ======      =====      =====      =====      =====
Total Return /(b)/ ...    16.39%     48.78%      4.46%    (26.42)%     1.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,148     $7,710     $5,241     $4,728     $6,198
 Ratio of Expenses to
  Average Net Assets..     2.96%      3.29%      3.23%      3.25%      3.22%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.98%      3.42%      3.50%      3.39%      3.22%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.31)%    (0.61)%    (1.13)%    (0.84)%    (1.78)%
 Portfolio Turnover
  Rate................    147.5%     117.3%     165.4%     120.5%     112.9%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003          2002        2001        2000
                            ----       ----          ----        ----        ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.20      $5.05         $5.75       $8.85      $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05       0.04          0.02        0.02        0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98       1.11         (0.71)      (2.34)       0.20
                            ----       ----         -----       -----        ----
 Total From Investment
            Operations      1.03       1.15         (0.69)      (2.32)       0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        --         (0.01)      (0.05)      (0.23)
 Distributions from
  Realized Gains......        --         --            --       (0.73)      (1.32)
    ----                                                        -----       -----
   Total Dividends and
         Distributions     (0.05)        --         (0.01)      (0.78)      (1.55)
    ----                   -----                    -----       -----       -----
Net Asset Value, End
 of Period............     $7.18      $6.20         $5.05       $5.75       $8.85
                           =====      =====         =====       =====       =====
Total Return /(b)/ ...     16.73%     22.81%       (11.94)%    (28.64)%      3.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $212,752   $200,005      $197,946    $224,177    $325,369
 Ratio of Expenses to
  Average Net Assets..      1.41%      1.55%         1.57%       1.42%       1.27%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.42%      1.55%         1.57%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.81%      0.84%         0.32%       0.27%       1.76%
 Portfolio Turnover
  Rate................     163.8%     100.8%/(e)/    73.5%       93.9%       92.7%

                            2004       2003          2002        2001        2000
                            ----       ----          ----        ----        ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.05      $4.98         $5.71       $8.78       $9.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02      (0.01)        (0.03)      (0.03)       0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.97       1.08         (0.70)      (2.31)       0.20
                            ----       ----         -----       -----        ----
 Total From Investment
            Operations      0.99       1.07         (0.73)      (2.34)       0.31
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         --            --          --       (0.17)
 Distributions from
  Realized Gains......        --         --            --       (0.73)      (1.32)
    ----                                                        -----       -----
   Total Dividends and
         Distributions        --         --            --       (0.73)      (1.49)
    ----                                                        -----       -----
Net Asset Value, End
 of Period............     $7.04      $6.05         $4.98       $5.71       $8.78
                           =====      =====         =====       =====       =====
Total Return /(b)/ ...     16.36%     21.49%       (12.78)%    (28.97)%      2.43%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $26,782    $28,498       $28,607     $33,277     $48,692
 Ratio of Expenses to
  Average Net Assets..      1.91%      2.47%         2.39%       2.08%       1.88%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.92%      2.47%         2.40%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.29%     (0.13)%       (0.50)%     (0.41)%      1.13%
 Portfolio Turnover
  Rate................     163.8%     100.8%/(e)/    73.5%       93.9%       92.7%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on March 1, 2003.
/(d) /Expense ratio without fees paid indirectly.
/(e) /Portfolio turnover rate excludes portfolio realignment of approximately
  $4,997,000 from the acquisition of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.84      $8.39      $9.49     $17.00     $15.32
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --      (0.02)     (0.05)     (0.23)     (0.32)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.06       3.47      (1.05)     (4.62)      3.51
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     3.06       3.45      (1.10)     (4.85)      3.19
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         --         --
 Distributions from
  Realized Gains......       --         --         --      (2.66)     (1.51)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --      (0.01)        --      (2.66)     (1.51)
  ----                               -----                 -----      -----
Redemption Fees /(a)/        --       0.01         --         --         --
  ----                                ----
Net Asset Value, End
 of Period............   $14.90     $11.84      $8.39      $9.49     $17.00
                         ======     ======      =====      =====     ======
Total Return /(b)/ ...    25.84%     41.22%    (11.59)%   (33.02)%    21.21%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $47,717    $35,588    $26,821    $28,977    $36,322
 Ratio of Expenses to
  Average Net Assets..     2.07%      2.62%      2.49%      2.74%      2.46%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.13%      2.63%      2.49%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.02%     (0.22)%    (0.35)%    (1.08)%    (1.41)%
 Portfolio Turnover
  Rate................    134.0%     144.5%      80.3%     151.6%     329.8%

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.31      $8.08      $9.23     $16.72     $15.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.09)     (0.13)     (0.05)     (0.41)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.92       3.32      (1.02)     (4.78)      3.46
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     2.82       3.23      (1.15)     (4.83)      3.05
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (2.66)     (1.51)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (2.66)     (1.51)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............   $14.13     $11.31      $8.08      $9.23     $16.72
                         ======     ======      =====      =====     ======
Total Return /(b)/ ...    24.93%     39.98%    (12.46)%   (33.52)%    20.43%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,358    $10,251     $7,536     $8,641    $12,539
 Ratio of Expenses to
  Average Net Assets..     2.83%      3.44%      3.40%      3.46%      3.04%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.91%      3.46%      3.41%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.74)%    (1.05)%    (1.27)%    (1.83)%    (1.99)%
 Portfolio Turnover
  Rate................    134.0%     144.5%      80.3%     151.6%     329.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit began on March 1, 2004.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002       2001     2000/(D)/
                           ----      ----      ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.80     $6.57     $7.85     $10.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.06      0.05       0.05      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      1.22     (1.29)     (2.74)     0.56
                           ----      ----     -----      -----      ----
 Total From Investment
            Operations     0.65      1.28     (1.24)     (2.69)     0.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)    (0.05)    (0.04)     (0.05)       --
 ----                     -----     -----     -----      -----
   Total Dividends and
         Distributions    (0.06)    (0.05)    (0.04)     (0.05)       --
 ----                     -----     -----     -----      -----
Net Asset Value, End
 of Period............    $8.39     $7.80     $6.57      $7.85    $10.59
                          =====     =====     =====      =====    ======
Total Return /(b)/ ...     8.37%    19.62%   (15.92)%   (25.46)%    4.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $53,384   $41,913   $33,538    $15,886    $9,855
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%      0.90%     0.79%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.01%     1.25%     1.20%      1.44%     1.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%     0.89%     0.65%      0.59%     0.76%/(f)/
 Portfolio Turnover
  Rate................     32.3%     20.1%     19.3%      39.3%    189.7%/(f)/




/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(d) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004      2003      2002         2001      2000
                            ----      ----      ----         ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.74     $9.86     $9.98        $9.50     $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.26      0.29     0.43/(d)/     0.56      0.59
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.09)     0.01     (0.08)/(d)/   0.49     (0.05)
                           -----      ----     -----         ----     -----
 Total From Investment
            Operations      0.17      0.30      0.35         1.05      0.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.41)    (0.42)    (0.47)       (0.57)    (0.58)
                           -----     -----     -----        -----     -----
   Total Dividends and
         Distributions     (0.41)    (0.42)    (0.47)       (0.57)    (0.58)
                           -----     -----     -----        -----     -----
Net Asset Value, End
 of Period............     $9.50     $9.74     $9.86        $9.98     $9.50
                           =====     =====     =====        =====     =====
Total Return /(b)/ ...      1.77%     3.04%     3.70%       11.36%     5.94%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,451   $96,568   $74,719      $37,942   $25,183
 Ratio of Expenses to
  Average Net Assets..      0.86%     0.93%     0.94%        1.01%     0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        --        --           --      1.20%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.71%     3.02%     4.07%/(d)/   5.69%     6.16%
 Portfolio Turnover
  Rate................      42.0%     26.2%     97.6%        65.7%     31.5%




/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on November 1, 2000.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.07 per share, increase net realized and unrealized gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.81%. Prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003        2002        2001        2000
                            ----       ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $39.20     $31.01      $33.08      $52.01      $42.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.32       0.09        0.08       (0.02)      (0.16)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.40       8.20       (1.09)      (3.75)      12.08
                            ----       ----       -----       -----       -----
 Total From Investment
            Operations      5.72       8.29       (1.01)      (3.77)      11.92
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.18)     (0.10)      (0.07)         --          --
 Distributions from
  Realized Gains......     (1.87)        --       (0.99)     (15.16)      (2.03)
    ----                   -----                  -----      ------       -----
   Total Dividends and
         Distributions     (2.05)     (0.10)      (1.06)     (15.16)      (2.03)
                           -----      -----       -----      ------       -----
Net Asset Value, End
 of Period............    $42.87     $39.20      $31.01      $33.08      $52.01
                          ======     ======      ======      ======      ======
Total Return /(b)/ ...     15.10%     26.81%      (3.36)%     (9.14)%     29.21%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $459,207   $396,239    $319,410    $319,523    $364,639
 Ratio of Expenses to
  Average Net Assets..      1.02%      1.19%       1.24%       1.16%       1.17%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.02%      1.19%       1.25%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%      0.28%       0.27%       0.20%      (0.36)%
 Portfolio Turnover
  Rate................      38.8%      50.4%       76.2%       66.6%      161.8%

                            2004       2003        2002        2001        2000
                            ----       ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $37.35     $29.59      $31.75      $50.71      $41.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19      (0.05)      (0.15)       0.22       (0.42)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.15       7.81       (1.02)      (4.02)      11.87
                            ----       ----       -----       -----       -----
 Total From Investment
            Operations      5.34       7.76       (1.17)      (3.80)      11.45
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (1.87)        --       (0.99)     (15.16)      (2.03)
   ----                    -----                  -----      ------       -----
   Total Dividends and
         Distributions     (1.87)        --       (0.99)     (15.16)      (2.03)
   ----                    -----                  -----      ------       -----
Net Asset Value, End
 of Period............    $40.82     $37.35      $29.59      $31.75      $50.71
                          ======     ======      ======      ======      ======
Total Return /(b)/ ...     14.78%     26.23%      (4.00)%     (9.55)%     28.63%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $72,746    $70,586     $64,538     $71,330     $80,721
 Ratio of Expenses to
  Average Net Assets..      1.32%      1.64%       1.90%       1.61%       1.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.32%      1.64%       1.90%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.49%     (0.16)%     (0.39)%     (0.25)%     (0.80)%
 Portfolio Turnover
  Rate................      38.8%      50.4%       76.2%       66.6%      161.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $16.16      $13.59      $17.04      $24.26      $25.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05          --       (0.02)      (0.02)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.36        2.57       (3.42)      (6.84)      (0.69)
                            ----        ----       -----       -----       -----
 Total From Investment
            Operations      1.41        2.57       (3.44)      (6.86)      (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.05)
 Distributions from
  Realized Gains......        --          --          --       (0.33)      (0.29)
 Tax Return of Capital
  Distributions /(b)/.        --          --       (0.01)      (0.03)         --
    ----                                           -----       -----
   Total Dividends and
         Distributions        --          --       (0.01)      (0.36)      (0.34)
    ----                                           -----       -----       -----
Net Asset Value, End
 of Period............    $17.57      $16.16      $13.59      $17.04      $24.26
                          ======      ======      ======      ======      ======
Total Return /(c)/ ...      8.73%      18.91%     (20.19)%    (28.63)%     (2.60)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $123,304    $117,931    $104,481    $120,173    $170,462
 Ratio of Expenses to
  Average Net Assets..      1.25%       1.68%       1.54%       1.50%       1.19%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.25%       1.69%       1.54%         --        1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.29%       0.00%      (0.08)%     (0.10)%      0.19%
 Portfolio Turnover
  Rate................      66.7%       87.6%       79.8%       74.4%       73.6%

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $15.60      $13.22      $16.65      $23.89      $25.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)      (0.11)      (0.13)      (0.16)      (0.14)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.31        2.49       (3.30)      (6.72)      (0.67)
                            ----        ----       -----       -----       -----
 Total From Investment
            Operations      1.23        2.38       (3.43)      (6.88)      (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.01)
 Distributions from
  Realized Gains......        --          --          --       (0.33)      (0.29)
 Tax Return of Capital
  Distributions /(b)/.        --          --          --       (0.03)         --
    ----                                                       -----
   Total Dividends and
         Distributions        --          --          --       (0.36)      (0.30)
    ----                                                       -----       -----
Net Asset Value, End
 of Period............    $16.83      $15.60      $13.22      $16.65      $23.89
                          ======      ======      ======      ======      ======
Total Return /(c)/ ...      7.88%      18.00%     (20.60)%    (29.16)%     (3.30)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $26,399     $29,233     $27,704     $38,531     $54,550
 Ratio of Expenses to
  Average Net Assets..      2.05%       2.46%       2.10%       2.21%       1.94%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.05%       2.47%       2.10%         --        2.05%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.50)%     (0.78)%     (0.64)%     (0.81)%     (0.56)%
 Portfolio Turnover
  Rate................      66.7%       87.6%       79.8%       74.4%       73.6%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /See "Distributions to Shareholders" in the Notes to Financial Statements. /(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.00      $6.12      $7.62     $11.36     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.05)     (0.10)     (0.10)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.29       0.93      (1.40)     (3.64)      1.41
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.24       0.88      (1.50)     (3.74)      1.36
                           ----       ----      -----      -----       ----
Net Asset Value, End
 of Period............    $7.24      $7.00      $6.12      $7.62     $11.36
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...     3.43%     14.38%    (19.69)%   (32.92)%    13.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $45,100    $43,061    $37,451    $38,303    $49,794
 Ratio of Expenses to
  Average Net Assets..     1.59%      1.89%      1.98%      1.90%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.65%      1.99%        --         --       1.99%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.74)%    (1.07)%    (1.10)%    (0.68)%/(e)/
 Portfolio Turnover
  Rate................    160.3%     124.7%     138.9%      86.4%      62.0%/(e)/

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.79      $5.99      $7.52     $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.09)     (0.11)     (0.13)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.28       0.89      (1.42)     (3.63)      1.38
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.18       0.80      (1.53)     (3.76)      1.28
                           ----       ----      -----      -----       ----
Net Asset Value, End
 of Period............    $6.97      $6.79      $5.99      $7.52     $11.28
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...     2.65%     13.36%    (20.35)%   (33.33)%    12.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,066    $14,849    $12,939    $15,419    $19,430
 Ratio of Expenses to
  Average Net Assets..     2.31%      2.65%      2.76%      2.63%      2.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.37%      2.72%        --         --       2.61%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.39)%    (1.50)%    (1.85)%    (1.82)%    (1.41)%/(e)/
 Portfolio Turnover
  Rate................    160.3%     124.7%     138.9%      86.4%      62.0%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000. The expense limit began again on March 1, 2003 and decreased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002      2001/(D)/
                           ----       ----       ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.14      $7.97      $9.00     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         --      (0.01)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.74       1.17      (1.02)     (1.00)
                           ----       ----      -----      -----
 Total From Investment
            Operations     0.75       1.17      (1.03)     (1.00)
                           ----       ----      -----      -----
Net Asset Value, End
 of Period............    $9.89      $9.14      $7.97      $9.00
                          =====      =====      =====      =====
Total Return /(b)/ ...     8.21%     14.68%    (11.44)%   (10.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,210    $33,155    $18,781     $7,694
 Ratio of Expenses to
  Average Net Assets..     1.47%      1.79%      1.95%      1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.52%      1.82%      1.98%      2.25%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.06%     (0.02)%    (0.09)%/(f)/
 Portfolio Turnover
  Rate................    100.0%      33.0%      67.5%      56.9%/(f)/

                           2004       2003       2002      2001/(D)/
                           ----       ----       ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.95      $7.87      $8.94     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)     (0.05)     (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.73       1.13      (1.04)     (1.02)
                           ----       ----      -----      -----
 Total From Investment
            Operations     0.67       1.08      (1.07)     (1.06)
                           ----       ----      -----      -----
Net Asset Value, End
 of Period............    $9.62      $8.95      $7.87      $8.94
                          =====      =====      =====      =====
Total Return /(b)/ ...     7.49%     13.72%    (11.97)%   (10.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,438    $14,702     $6,552     $2,670
 Ratio of Expenses to
  Average Net Assets..     2.21%      2.49%      2.70%      2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.24%      2.55%      2.78%      3.01%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.63)%    (0.64)%    (0.77)%    (0.84)%/(f)/
 Portfolio Turnover
  Rate................    100.0%      33.0%      67.5%      56.9%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. Expense limits for each class were decreased on March 1, 2003 and March 1, 2004.
/(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002     2001/(D)/
                           ----      ----      ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.94     $8.89     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09      0.08      0.03      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.18      2.00     (1.00)    (0.04)
                           ----      ----     -----     -----
 Total From Investment
            Operations     1.27      2.08     (0.97)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.03)    (0.03)       --
 Distributions from
  Realized Gains......       --        --     (0.09)       --
 -----                                        -----
   Total Dividends and
         Distributions    (0.07)    (0.03)    (0.12)       --
 ----                     -----     -----     -----
Net Asset Value, End
 of Period............   $12.14    $10.94     $8.89     $9.98
                         ======    ======     =====     =====
Total Return /(b)/ ...    11.67%    23.51%    (9.89)%   (0.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,517   $34,298   $21,677    $8,146
 Ratio of Expenses to
  Average Net Assets..     1.46%     1.73%     1.90%     1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.50%     1.76%     1.90%     2.04%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.80%     0.81%     0.45%     0.43%/(f)/
 Portfolio Turnover
  Rate................     27.0%     18.5%     10.5%     35.1%/(f)/

                           2004      2003      2002     2001/(D)/
                           ----      ----      ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.78     $8.79     $9.92    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      0.01     (0.01)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.16      1.98     (1.03)    (0.06)
                           ----      ----     -----     -----
 Total From Investment
            Operations     1.17      1.99     (1.04)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --        --     (0.09)       --
 -----                                        -----
   Total Dividends and
         Distributions       --        --     (0.09)       --
 -----                                        -----
Net Asset Value, End
 of Period............   $11.95    $10.78     $8.79     $9.92
                         ======    ======     =====     =====
Total Return /(b)/ ...    10.85%    22.64%   (10.62)%   (0.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,127   $13,196    $7,439    $2,786
 Ratio of Expenses to
  Average Net Assets..     2.20%     2.48%     2.70%     2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.23%     2.51%     2.71%     2.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%     0.06%    (0.35)%   (0.33)%/(f)/
 Portfolio Turnover
  Rate................     27.0%     18.5%     10.5%     35.1%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. Expense limits for each class were decreased on March 1, 2003 and March 1, 2004.
/(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001      2000/(D)/
                           ----       ----       ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.07      $3.61      $4.55      $9.09     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     (0.07)     (0.08)     (0.10)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.16       1.53      (0.86)     (4.44)     (0.87)
                           ----       ----      -----      -----      -----
 Total From Investment
            Operations     0.08       1.46      (0.94)     (4.54)     (0.91)
                           ----       ----      -----      -----      -----
Net Asset Value, End
 of Period............    $5.15      $5.07      $3.61      $4.55      $9.09
                          =====      =====      =====      =====      =====
Total Return /(b)/ ...     1.58%     40.44%    (20.66)%   (49.94)%   (12.68)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,678    $22,206    $12,745    $11,207    $11,875
 Ratio of Expenses to
  Average Net Assets..     1.78%      1.95%      1.95%      1.95%      1.79%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.91%      2.39%      2.40%      2.67%      2.50%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.49)%    (1.72)%    (1.74)%    (1.64)%    (1.40)%/(f)/
 Portfolio Turnover
  Rate................    173.3%     175.6%     234.9%     334.0%     265.5%/(f)/

                           2004       2003       2002       2001      2000/(D)/
                           ----       ----       ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $4.97      $3.54      $4.49      $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.11)     (0.10)     (0.08)     (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.15       1.53      (0.87)     (4.47)     (0.89)
                           ----       ----      -----      -----      -----
 Total From Investment
            Operations     0.04       1.43      (0.95)     (4.55)     (0.96)
                           ----       ----      -----      -----      -----
Net Asset Value, End
 of Period............    $5.01      $4.97      $3.54      $4.49      $9.04
                          =====      =====      =====      =====      =====
Total Return /(b)/ ...     0.80%     40.40%    (21.16)%   (50.33)%   (13.16)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,351     $8,528     $4,160     $3,967     $4,093
 Ratio of Expenses to
  Average Net Assets..     2.52%      2.70%      2.70%      2.70%      2.54%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.66%      3.17%      3.32%      3.45%      3.22%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.23)%    (2.47)%    (2.49)%    (2.40)%    (2.18)%/(f)/
 Portfolio Turnover
  Rate................    173.3%     175.6%     234.9%     334.0%     265.5%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000 and deceased on March 1, 2004.
/(d) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003      2002      2001/(D)/
                           ----       ----      ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.43      $3.99     $6.24     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.07)    (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20       1.51     (2.17)     (3.69)
                           ----       ----     -----      -----
 Total From Investment
            Operations     0.11       1.44     (2.25)     (3.76)
                           ----       ----     -----      -----
Net Asset Value, End
 of Period............    $5.54      $5.43     $3.99      $6.24
                          =====      =====     =====      =====
Total Return /(b)/ ...     2.03%     36.09%   (36.06)%   (37.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,057    $10,108    $4,899     $4,107
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.95%     1.95%      1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.14%      2.88%     2.95%      2.94%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.65)%    (1.59)%   (1.69)%    (1.55)%/(f)/
 Portfolio Turnover
  Rate................     58.1%      72.2%    303.3%     144.5%/(f)/

                           2004       2003      2002      2001/(D)/
                           ----       ----      ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.31      $3.93     $6.20     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.13)     (0.10)    (0.08)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20       1.48     (2.19)     (3.69)
                           ----       ----     -----      -----
 Total From Investment
            Operations     0.07       1.38     (2.27)     (3.80)
                           ----       ----     -----      -----
Net Asset Value, End
 of Period............    $5.38      $5.31     $3.93      $6.20
                          =====      =====     =====      =====
Total Return /(b)/ ...     1.32%     35.11%   (36.61)%   (38.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,050     $4,402    $1,579     $1,230
 Ratio of Expenses to
  Average Net Assets..     2.69%      2.70%     2.70%      2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.88%      3.76%     3.98%      3.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.40)%    (2.34)%   (2.43)%    (2.29)%/(f)/
 Portfolio Turnover
  Rate................     58.1%      72.2%    303.3%     144.5%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002      2001     2000
                           ----      ----      ----      ----     ----
PRINCIPAL REAL ESTATE SECURITIES FUND, INC.
-------------------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $13.06    $10.03     $9.45     $9.03    $7.73
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.24      0.34      0.30      0.34     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.66      3.01      0.57      0.42     1.30
                           ----      ----      ----      ----     ----
 Total From Investment
            Operations     3.90      3.35      0.87      0.76     1.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.26)    (0.32)    (0.29)    (0.34)   (0.35)
 Distributions from
  Realized Gains......    (0.22)       --        --        --       --
  ----                    -----                                     --
   Total Dividends and
         Distributions    (0.48)    (0.32)    (0.29)    (0.34)   (0.35)
                          -----     -----     -----     -----    -----
Net Asset Value, End
 of Period............   $16.48    $13.06    $10.03     $9.45    $9.03
                         ======    ======    ======     =====    =====
Total Return /(c)/ ...    30.59%    34.00%     9.13%     8.49%   21.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $62,362   $46,131   $29,198   $12,700   $9,439
 Ratio of Expenses to
  Average Net Assets..     1.64%     1.82%     1.76%     1.97%    1.88%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.64%       --        --        --     2.17%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.68%     3.05%     2.87%     3.57%    4.28%
 Portfolio Turnover
  Rate................     79.3%     58.4%     65.4%     69.5%    79.8%

                           2004      2003      2002      2001     2000
                           ----      ----      ----      ----     ----
PRINCIPAL REAL ESTATE SECURITIES FUND, INC.
-------------------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $12.98     $9.98     $9.41     $9.00    $7.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.14      0.26      0.23      0.28     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.65      2.98      0.57      0.42     1.29
                           ----      ----      ----      ----     ----
 Total From Investment
            Operations     3.79      3.24      0.80      0.70     1.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)    (0.24)    (0.23)    (0.29)   (0.30)
 Distributions from
  Realized Gains......    (0.22)       --        --        --       --
 -----                    -----
   Total Dividends and
         Distributions    (0.39)    (0.24)    (0.23)    (0.29)   (0.30)
                          -----     -----     -----     -----    -----
Net Asset Value, End
 of Period............   $16.38    $12.98     $9.98     $9.41    $9.00
                         ======    ======     =====     =====    =====
Total Return /(c)/ ...    29.79%    32.95%     8.38%     7.76%   21.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $19,102   $15,232    $8,982    $5,663   $4,488
 Ratio of Expenses to
  Average Net Assets..     2.34%     2.51%     2.47%     2.58%    2.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.35%       --        --        --     2.75%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.99%     2.34%     2.26%     2.97%    3.53%
 Portfolio Turnover
  Rate................     79.3%     58.4%     65.4%     69.5%    79.8%



/(a) /Effective March 1, 2004, Principal Real Estate Fund, Inc. changed its name to Principal Real Estate Securities Fund, Inc.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.28      $6.23      $7.60     $11.24     $11.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.06)     (0.12)     (0.11)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.96       2.11      (1.25)     (1.91)      1.27
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.89       2.05      (1.37)     (2.02)      1.16
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............    $9.17      $8.28      $6.23      $7.60     $11.24
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...    10.75%     32.91%    (18.03)%   (19.37)%     9.89%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $82,731    $73,671    $56,334    $53,763    $60,660
 Ratio of Expenses to
  Average Net Assets..     1.57%      1.98%      1.94%      1.87%      1.75%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.57%      1.98%      1.95%        --       1.76%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.76)%    (0.85)%    (0.93)%    (0.80)%    (0.61)%
 Portfolio Turnover
  Rate................    188.8%     165.6%     218.2%     154.9%     138.4%

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.90      $5.99      $7.36     $11.02     $11.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.13)     (0.10)     (0.09)     (0.06)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.91       2.01      (1.28)     (1.98)      1.17
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.78       1.91      (1.37)     (2.04)      1.07
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............    $8.68      $7.90      $5.99      $7.36     $11.02
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...     9.87%     31.89%    (18.61)%   (20.05)%     9.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,117    $22,036    $15,624    $17,342    $19,022
 Ratio of Expenses to
  Average Net Assets..     2.30%      2.70%      2.75%      2.74%      2.41%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.31%      2.70%      2.75%        --       2.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.50)%    (1.58)%    (1.73)%    (1.67)%    (1.27)%
 Portfolio Turnover
  Rate................    188.8%     165.6%     218.2%     154.9%     138.4%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.29     $12.10        $11.65     $11.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.46       0.47      0.48/(c)/      0.54       0.59
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18       0.05      0.18/(c)/      0.51       0.06
                            ----       ----      ----           ----       ----
 Total From Investment
            Operations      0.64       0.52       0.66          1.05       0.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)     (0.45)     (0.47)        (0.55)     (0.58)
 Distributions from
  Realized Gains......     (0.03)     (0.05)        --         (0.05)     (0.11)
   ----                    -----      -----                    -----      -----
   Total Dividends and
         Distributions     (0.47)     (0.50)     (0.47)        (0.60)     (0.69)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $12.48     $12.31     $12.29        $12.10     $11.65
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      5.31%      4.25%      5.64%         9.28%      5.81%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,930   $178,379   $183,100      $167,016   $163,846
 Ratio of Expenses to
  Average Net Assets..      0.76%      0.81%      0.77%         0.82%      0.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.72%      3.71%      4.02%/(c)/    4.59%      5.12%
 Portfolio Turnover
  Rate................      70.3%      31.2%      60.0%         51.8%       7.6%

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.36     $12.32     $12.16        $11.71     $11.70
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.41       0.38      0.38/(d)/      0.48       0.57
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.15       0.07      0.17/(d)/      0.51       0.07
                            ----       ----      ----           ----       ----
 Total From Investment
            Operations      0.56       0.45       0.55          0.99       0.64
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)     (0.36)     (0.39)        (0.49)     (0.52)
 Distributions from
  Realized Gains......     (0.03)     (0.05)        --         (0.05)     (0.11)
   ----                    -----      -----                    -----      -----
   Total Dividends and
         Distributions     (0.37)     (0.41)     (0.39)        (0.54)     (0.63)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $12.55     $12.36     $12.32        $12.16     $11.71
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      4.88%      3.68%      4.67%         8.70%      5.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,742    $13,254    $13,848       $12,122    $10,744
 Ratio of Expenses to
  Average Net Assets..      1.15%      1.44%      1.60%         1.33%      1.37%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.32%      3.07%      3.19%/(d)/    4.07%      4.60%
 Portfolio Turnover
  Rate................      70.3%      31.2%      60.0%         51.8%       7.6%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class A per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class B per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Funds, performance numbers shown would differ. Although the Funds and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Funds will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.

                                AVERAGE ANNUAL PERFORMANCE                                   ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2004)                                (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2004   2003    2002    2001    2000   1999   1998
                        --------------------------------------------     ----------------------------------------------------
PRINCIPAL BALANCED
FUND, INC. - CLASS A/
(A)/                     9.32   9.32   3.47   0.42   6.45    7.49         9.32  18.02  -14.14   -7.16   -0.71   0.63  11.20
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond
 Index                   8.32   8.32   4.93   1.97  10.65                 8.32  18.47   -9.83   -3.72   -1.01  11.96  21.08
 Morningstar Moderate
 Allocation Category
 Average                 8.62   8.62   4.71   2.17   9.24                 8.62  20.06  -11.48   -4.63    1.66  10.34  13.20

PRINCIPAL CAPITAL
VALUE FUND, INC. -
CLASS A/ (B)/           12.06  12.06   6.33   1.90   9.17   11.01        12.06  24.99  -14.18   -8.55   -0.08   6.86  12.13
 Russell 1000 Value
 Index                  16.49  16.49   8.57   5.27  13.83                16.49  30.03  -15.52   -5.59    7.02   7.35  15.63
 Morningstar Large
 Value Category
 Average                12.91  12.91   5.63   4.35  11.35                12.91  28.40  -18.92   -5.37    5.47   6.63  13.10

PRINCIPAL EQUITY
INCOME FUND, INC. -
CLASS A/ (C)/           17.35  17.35   5.18  -0.24   8.42    6.78        17.35  13.62  -12.73  -28.20   18.23   2.25  22.50
 Russell 1000 Value
 Index                  16.49  16.49   8.57   5.27  13.83                16.49  30.03  -15.52   -5.59    7.02   7.35  15.63
 Morningstar Moderate
 Allocation Category
 Average                 8.62   8.62   4.71   2.17   9.24                 8.62  20.06  -11.48   -4.63    1.66  10.34  13.20

PRINCIPAL GROWTH FUND,
INC. - CLASS A/ //(B)/   8.67   8.67  -1.43  -8.75   5.45    8.70         8.67  25.58  -29.82  -26.10  -10.64  16.13  20.37
 Russell 1000 Growth
 Index                   6.30   6.30  -0.18  -9.29   9.59                 6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71
 Morningstar Large
 Growth Category
 Average                 7.64   7.64   0.01  -7.64   9.00                 7.64  28.55  -27.73  -23.63  -14.09  39.72  33.56

PRINCIPAL LARGECAP
STOCK FUND INDEX -
CLASS A/ (//D//)/        9.75   9.75   2.56    N/A    N/A   -1.80         9.75  27.65  -23.01  -15.53   -2.94
Principal Global
Investors S&P 500
Index Composite                              -2.66  11.66                                                      20.62  28.18
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58
 Morningstar Large
 Blend Category
 Average                 9.96   9.96   2.93  -1.77  10.42                 9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95

                        --------------------------------------------     ----------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b) /SEC effective date 10/15/69
 /(c) /SEC effective date 12/16/92
 /(//d//) /SEC effective date 03/01/00




                        1997   1996    1995
                        ---------------------
PRINCIPAL BALANCED      17.29  13.00   23.39
FUND, INC. - CLASS A/
(A)/
 60% S&P 500 Index/40%  23.56  15.03   29.60
 Lehman Brothers
 Aggregate Bond
 Index
 Morningstar Moderate   19.35  14.15   25.72
 Allocation Category
 Average

PRINCIPAL CAPITAL       28.69  23.42   31.90
VALUE FUND, INC. -
CLASS A/ (B)/
 Russell 1000 Value     35.18  21.64   38.35
 Index
 Morningstar Large      27.01  20.79   32.28
 Value Category
 Average

PRINCIPAL EQUITY        29.58   4.56   33.87
INCOME FUND, INC. -
CLASS A/ (C)/
 Russell 1000 Value     35.18  21.64   38.35
 Index
 Morningstar Moderate   19.35  14.15   25.72
 Allocation Category
 Average

PRINCIPAL GROWTH FUND,  28.41  12.23   33.47
INC. - CLASS A/ //(B)/
 Russell 1000 Growth    30.49  23.12   37.19
 Index
 Morningstar Large      25.00  18.95   32.27
 Growth Category
 Average

PRINCIPAL LARGECAP
STOCK FUND INDEX -
CLASS A/ (//D//)/
Principal Global        32.89  22.51   37.07
Investors S&P 500
Index Composite
 S&P 500 Index          33.36  22.96   37.58
 Morningstar Large      27.43  20.37   31.99
 Blend Category
 Average

                        ---------------------
 /(a)/ SEC effective date 12/18/87
 /(b) /SEC effective date 10/15/69
 /(c) /SEC effective date 12/16/92
 /(//d//) /SEC effective date 03/01/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                                  AVERAGE ANNUAL PERFORMANCE
                                                                                 (THROUGH DECEMBER 31, 2004)

                                                                                                                   LIFE
                                                                      YTD     1 YR     3 YR     5 YR     10 YR    OF FUND
                                                                    --------------------------------------------------------
PRINCIPAL MIDCAP FUND, INC. - CLASS A/ (A)/                          17.34    17.34    12.06     9.19    13.01     14.00
 Russell Midcap Index                                                20.22    20.22    12.17     7.59    14.50
 Morningstar Mid-Cap Blend Category Average                          16.00    16.00     9.81     7.18    13.16

PRINCIPAL PARTNERS BLUE CHIP FUND, INC. - CLASS A/ (B)/              10.72    10.72     1.59    -5.22     6.96      6.96
 S&P 500 Index                                                       10.87    10.87     3.58    -2.30    12.07
 Morningstar Large Blend Category Average                             9.96     9.96     2.93    -1.77    10.42

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC. - CLASS A/ (C)/           8.25     8.25    -1.60    -6.80      N/A     -4.53
T. Rowe Price Institutional Large Cap Growth Strategy Composite
/(d)//(e)// /                                                        11.09    11.09     4.92      N/A      N/A
 Russell 1000 Growth Index                                            6.30     6.30    -0.18    -9.29     9.59
 Morningstar Large Growth Category Average                            7.64     7.64     0.01    -7.64     9.00

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC. - CLASS A/ (//F//)/      9.57     9.57     3.41      N/A      N/A      1.55
T. Rowe Price U.S. Structured Research Strategy /(//G//)//(H)/       12.56    12.56     5.27    -0.02      N/A
 S&P 500 Index                                                       10.87    10.87     3.58    -2.30    12.07
 Morningstar Large Blend Category Average                             9.96     9.96     2.93    -1.77    10.42

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC. - CLASS A/ (//F//)/     12.95    12.95     7.41      N/A      N/A      7.49
 Russell 1000 Value Index                                            16.49    16.49     8.57     5.27    13.83
 Morningstar Large Value Category Average                            12.91    12.91     5.63     4.35    11.35

                                                                    --------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)/ SEC effective date 11/01/99
 /(//d//) /T. Rowe Price began sub-advising 08/24/04
 /(e) /The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("Fund"), which is managed in a substantially similar fashion to the Principal Partners Equity Growth Fund, Inc. T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the Principal
 Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
 /(//f//) /SEC effective date 12/22/00
 /(//g//) /T. Rowe Price began sub-advising 03/09/04
 /(h) /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "Fund"), which is managed in a substantially similar fashion to the Principal Partners LargeCap Blend Fund, Inc. T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. The Fund's investment performance prior to May 1, 1999 reflects the Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
                                                                                           ANNUAL PERFORMANCE
                                                                                        (YEAR ENDED DECEMBER 31)


                                                                     2004     2003      2002      2001     2000   1999   1998
                                                                    ------------------------------------------------------------
PRINCIPAL MIDCAP FUND, INC. - CLASS A/ (A)/                          17.34    32.28     -9.35     -4.40    15.36  11.62  -0.23
 Russell Midcap Index                                                20.22    40.08    -16.19     -5.63     8.25  18.23  10.10
 Morningstar Mid-Cap Blend Category Average                          16.00    36.42    -17.08     -4.96     3.37  18.70   6.77

PRINCIPAL PARTNERS BLUE CHIP FUND, INC. - CLASS A/ (B)/              10.72    27.47    -25.70    -18.13   -10.89  11.96  16.55
 S&P 500 Index                                                       10.87    28.67    -22.11    -11.88    -9.11  21.04  28.58
 Morningstar Large Blend Category Average                             9.96    26.72    -22.02    -13.68    -6.97  19.72  21.95

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC. - CLASS A/ (C)/           8.25    23.43    -28.69    -15.89   -12.24
T. Rowe Price Institutional Large Cap Growth Strategy Composite      11.09    38.52    -24.94
/(d)//(e)// /
 Russell 1000 Growth Index                                            6.30    29.76    -27.88    -20.42   -22.42  33.16  38.71
 Morningstar Large Growth Category Average                            7.64    28.55    -27.73    -23.63   -14.09  39.72  33.58

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC. - CLASS A/ (//F//)/      9.57    22.91    -17.88     -7.32
T. Rowe Price U.S. Structured Research Strategy /(//G//)//(H)/       12.56    32.17    -21.47     -9.28    -5.55
 S&P 500 Index                                                       10.87    28.67    -22.11    -11.88    -9.11  21.04  28.58
 Morningstar Large Blend Category Average                             9.96    26.72    -22.02    -13.68    -6.97  19.72  21.95

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC. - CLASS A/ (//F//)/     12.95    28.31    -14.50      4.39
 Russell 1000 Value Index                                            16.49    30.03    -15.52     -5.59     7.02   7.35  15.63
 Morningstar Large Value Category Average                            12.91    28.40    -18.92     -5.37     5.47   6.63  13.10

                                                                    ------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)/ SEC effective date 11/01/99
 /(//d//) /T. Rowe Price began sub-advising 08/24/04
 /(e) /The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not tha       c     it     t is
 the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("Fund"), which is managed in a substantially similar fashion to the Principal Partners Equity Growth Fund, Inc. T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the Principal
 Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
 /(//f//) /SEC effective date 12/22/00
 /(//g//) /T. Rowe Price began sub-advising 03/09/04
 /(h) /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a compo      bu     th     al
 return performance of the T. Rowe Price Capital Opportunity Fund (the "Fund"), which is managed in a substantially similar fashion to the Principal Partners LargeCap Blend Fund, Inc. T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. The Fund's investment performance prior to May 1, 1999 reflects the Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.




                                                                    1997   1996    1995
                                                                    ---------------------
PRINCIPAL MIDCAP FUND, INC. - CLASS A/ (A)/                         22.94  19.13   34.20
 Russell Midcap Index                                               29.01  19.00   34.46
 Morningstar Mid-Cap Blend Category Average                         26.45  20.44   28.71

PRINCIPAL PARTNERS BLUE CHIP FUND, INC. - CLASS A/ (B)/             26.25  16.78   33.19
 S&P 500 Index                                                      33.36  22.96   37.58
 Morningstar Large Blend Category Average                           27.43  20.37   31.99

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC. - CLASS A/ (C)/
T. Rowe Price Institutional Large Cap Growth Strategy Composite
/(d)//(e)// /
 Russell 1000 Growth Index                                          30.49  23.12   37.19
 Morningstar Large Growth Category Average                          25.00  18.95   32.27

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC. - CLASS A/ (//F//)/
T. Rowe Price U.S. Structured Research Strategy /(//G//)//(H)/
 S&P 500 Index                                                      33.36  22.96   37.58
 Morningstar Large Blend Category Average                           27.43  20.37   31.99

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC. - CLASS A/ (//F//)/
 Russell 1000 Value Index                                           35.18  21.64   38.35
 Morningstar Large Value Category Average                           27.01  20.79   32.28

                                                                    ---------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)/ SEC effective date 11/01/99
 /(//d//) /T. Rowe Price began sub-advising 08/24/04
 /(e) /The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("Fund"), which is managed in a substantially similar fashion to the Principal Partners Equity Growth Fund, Inc. T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the Principal
 Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
 /(//f//) /SEC effective date 12/22/00
 /(//g//) /T. Rowe Price began sub-advising 03/09/04
/(h) /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe
Price") is not that of a composite,  but is the total return  performance of the
T. Rowe  Price  Capital  Opportunity  Fund (the  "Fund"),  which is managed in a substantially  similar  fashion to the Principal  Partners  LargeCap Blend Fund,
Inc.  T.  Rowe  Price  believes  this  Fund's  prior  performance  is  the  most appropriate  measure  of its  investment  record  in the  strategy.  The  Fund's investment performance prior to May 1, 1999 reflects the Fund's prior investment program.  It does not  represent  the  historical  performance  of the Principal
Partners  LargeCap Blend Fund and should not be interpreted as indicative of its future performance.

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDSTHE PERFORMANCE INFORMATION PROVIDED BY T. ROWE PRICE S

                                AVERAGE ANNUAL PERFORMANCE                                   ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2004)                                (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2004   2003    2002    2001    2000    1999    1998
                        --------------------------------------------     ------------------------------------------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (A)/    10.60  10.60   2.82    N/A    N/A  -11.58        10.60  47.44  -33.33  -28.07
Turner Midcap Growth
Composite                                    -5.85    N/A                                               -8.10  126.09   26.33
 Russell Midcap Growth
 Index                  15.48  15.48   6.16  -3.36  11.23                15.48  42.72  -27.40  -20.16  -11.74   51.29   17.86
 Morningstar Mid-Cap
 Growth Category
 Average                12.93  12.93   3.68  -3.42  10.25                12.93  36.09  -27.53  -21.28   -6.90   63.90   17.51

PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -
 CLASS A/ (B)/          10.22  10.22  -5.03    N/A    N/A  -11.38        10.22  43.81  -45.96  -31.23
 UBS U.S. Small
 Capitalization Growth
 Equity Composite/
 (C)/                                  9.88   8.01  13.11                                               24.24   45.42  -10.81
 Russell 2000 Growth
 Index                  14.31  14.31   5.79  -3.57   7.12                14.31  48.53  -30.25   -9.23  -22.43   43.09    1.23
 Morningstar Small
 Growth Category
 Average                12.09  12.09   4.89  -0.55  10.24                12.09  45.00  -28.42   -9.02   -5.71   61.45    4.49

PRINCIPAL REAL ESTATE
SECURITIES FUND, INC.
- CLASS A/ (//D//)/     33.42  33.42  25.36  22.39    N/A   12.35        33.42  38.01    6.99    7.54   29.65   -4.76  -13.62
 Morgan Stanley REIT
 Index                  31.49  31.49  23.06  21.67  14.42                31.49  36.74    3.64   12.83   26.81   -4.55  -16.90
 Morningstar Specialty
 - Real Estate
 Category Average       31.88  31.88  23.62  21.36  15.10                31.88  36.89    4.10    8.93   25.83   -3.35  -15.79

PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(//D//)/                19.13  19.13   5.53   0.30    N/A    4.61        19.13  36.41  -27.68    0.45  -14.03   43.22   -5.68
 Russell 2000 Index     18.33  18.33  11.48   6.61  11.54                18.33  47.25  -20.48    2.49   -3.02   21.26   -2.55
 Morningstar Small
 Blend Category
 Average                18.86  18.86  12.51  11.84  13.10                18.86  42.77  -16.17    8.41   12.84   18.18   -3.64

                        --------------------------------------------     ------------------------------------------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c) /UBS began sub-advising on 09/27/02
 /(//d//) /SEC effective date 12/31/97




                        1997   1996    1995
                        ---------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (A)/
Turner Midcap Growth    41.77
Composite
 Russell Midcap Growth  22.54  17.48   33.98
 Index
 Morningstar Mid-Cap    17.05  16.99   34.79
 Growth Category
 Average

PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -
 CLASS A/ (B)/
 UBS U.S. Small         22.93  18.54   23.44
 Capitalization Growth
 Equity Composite/
 (C)/
 Russell 2000 Growth    12.95  11.26   31.04
 Index
 Morningstar Small      18.19  19.99   35.44
 Growth Category
 Average

PRINCIPAL REAL ESTATE
SECURITIES FUND, INC.
- CLASS A/ (//D//)/
 Morgan Stanley REIT    18.58  35.89   12.90
 Index
 Morningstar Specialty  23.05  31.68   15.17
 - Real Estate
 Category Average

PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(//D//)/
 Russell 2000 Index     22.36  16.50   28.45
 Morningstar Small      26.12  19.66   25.51
 Blend Category
 Average

                        ---------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c) /UBS began sub-advising on 09/27/02
 /(//d//) /SEC effective date 12/31/97

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS


                                AVERAGE ANNUAL PERFORMANCE                                   ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2004)                                (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2004   2003    2002    2001    2000   1999    1998
                        --------------------------------------------     -----------------------------------------------------
PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -    25.67  25.67  22.09   4.27    N/A    5.81        25.67  57.43   -8.02   -5.11  -28.63  67.20  -17.42
 CLASS A/ (A)/
 MSCI Emerging Markets
 Free Index - ID        22.45  22.45  19.54   2.09   0.98                22.45  51.59   -7.97   -4.91  -31.86  63.70  -27.52
 Morningstar
 Diversified Emerging
 Markets Category
 Average                23.75  23.75  22.17   4.29   4.71                23.75  55.30   -5.90   -3.73  -31.11  71.86  -27.03

PRINCIPAL
INTERNATIONAL FUND,
INC. - CLASS A/ (B)/    20.39  20.39   9.80  -1.92   6.74    7.52        20.39  32.42  -16.96  -24.97   -8.64  25.82    8.48
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND             20.25  20.25  11.89  -1.13   5.62                20.25  38.59  -15.94  -21.44  -14.17  26.96   20.00
 Morningstar Foreign
 Large Blend Category
 Average                17.59  17.59   9.42  -2.93   6.39                17.59  33.32  -16.91  -21.83  -16.02  40.08   13.55

PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(A)/                    29.49  29.49  17.79   1.53    N/A   11.64        29.49  52.46  -17.22  -23.87  -13.28  84.72   14.40
 Citigroup Extended
 Market Index (EMI)
 World ex US            28.76  28.76  22.41   6.76   6.98                28.76  53.73   -7.29  -15.69  -10.33  23.51   12.14
 Morningstar Foreign
 Small/Mid Growth
 Category Average       23.97  23.97  17.29  -0.32  12.55                23.97  54.07  -16.10  -24.67  -15.78  88.72   17.46

                        --------------------------------------------     -----------------------------------------------------
 /(a)/ SEC effective date 08/29/97
 /(b) /SEC effective date 05/12/81




                         1997   1996    1995
                        ----------------------
PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -
 CLASS A/ (A)/
 MSCI Emerging Markets  -13.41   3.92   -6.95
 Free Index - ID
 Morningstar             -3.68  13.35   -3.45
 Diversified Emerging
 Markets Category
 Average

PRINCIPAL                12.22  23.76   11.56
INTERNATIONAL FUND,
INC. - CLASS A/ (B)/
 MSCI EAFE (Europe,       1.78   6.05   11.21
 Australia, Far East)
 Index - ND
 Morningstar Foreign      5.99  12.31   10.76
 Large Blend Category
 Average

PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(A)/
 Citigroup Extended      -9.40   7.25    5.25
 Market Index (EMI)
 World ex US
 Morningstar Foreign      9.67  20.59    7.44
 Small/Mid Growth
 Category Average

                        ----------------------
 /(a)/ SEC effective date 08/29/97
 /(b) /SEC effective date 05/12/81

PERFORMANCE RESULTS - INCOME FUNDS




                              AVERAGE ANNUAL PERFORMANCE                                   ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2004)                                (YEAR ENDED DECEMBER 31)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2004  2003  2002   2001  2000   1999   1998  1997   1996
                        ----------------------------------------     ----------------------------------------------------------
PRINCIPAL BOND FUND,
INC. - CLASS A/ (A)/    4.66  4.66  5.68  6.52  7.05    7.79         4.66  4.06   8.36  7.78   7.82  -3.04  7.14  10.96  2.27
 Lehman Brothers
 Aggregate Bond Index   4.34  4.34  6.19  7.71  7.72                 4.34  4.11  10.26  8.42  11.63  -0.82  8.69   9.65  3.63
 Morningstar
 Intermediate-Term
 Bond Category Average  3.81  3.81  5.51  6.83  6.92                 3.81  4.92   7.88  7.36   9.45  -1.22  7.42   8.76  3.30

PRINCIPAL GOVERNMENT
SECURITIES INCOME
FUND, INC. -            3.11  3.11  4.20  6.02  6.90    7.92         3.11  1.39   8.22  6.75  10.90   0.01  7.19   9.69  3.85
 CLASS A/ (B)/
 Lehman Brothers
 Government/Mortgage
 Index                  4.08  4.08  5.57  7.30  7.48                 4.08  2.73  10.06  7.71  12.29  -0.54  8.72   9.54  3.68
 Morningstar
 Intermediate
 Government Category
 Average                3.39  3.39  4.71  6.31  6.47                 3.39  2.15   9.07  6.84  10.76  -1.44  7.45   8.45  2.80

PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/           0.90  0.90  3.47  5.05   N/A    4.98         0.90  2.37   7.25  6.29   8.67   0.96  6.70   6.74  4.85
 Lehman Brothers
 Mutual Fund 1-5
 Gov't/Credit Index     1.85  1.85  4.41  6.21  6.51                 1.85  3.35   8.12  9.03   8.91   2.09  7.63   7.13  4.67
 Morningstar
 Short-Term Bond
 Category Average       1.60  1.60  3.24  4.91  5.52                 1.60  2.39   5.24  7.32   8.14   2.12  6.28   6.51  4.35

PRINCIPAL TAX-EXEMPT
BOND, INC. - CLASS A/
(D)/                    3.56  3.56  5.73  6.16  6.58    6.72         3.56  4.51   9.20  5.68   7.96  -3.17  5.08   9.19  4.60
 Lehman Brothers
 Municipal Bond Index   4.48  4.48  6.44  7.20  7.06                 4.48  5.32   9.60  5.13  11.68  -2.06  6.48   9.20  4.43
 Morningstar Muni
 National Long
 Category Average       3.78  3.78  5.64  6.35  6.12                 3.78  4.88   7.96  4.03  10.17  -4.86  5.31   9.27  3.31

                        ----------------------------------------     ----------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c) /SEC effective date 02/29/96
 /(d) /SEC effective date 03/20/86




                         1995
                        -------
PRINCIPAL BOND FUND,     22.28
INC. - CLASS A/ (A)/
 Lehman Brothers         18.47
 Aggregate Bond Index
 Morningstar             17.35
 Intermediate-Term
 Bond Category Average

PRINCIPAL GOVERNMENT     19.19
SECURITIES INCOME
FUND, INC. -
 CLASS A/ (B)/
 Lehman Brothers         17.81
 Government/Mortgage
 Index
 Morningstar             16.42
 Intermediate
 Government Category
 Average

PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/
 Lehman Brothers         12.88
 Mutual Fund 1-5
 Gov't/Credit Index
 Morningstar             11.48
 Short-Term Bond
 Category Average

PRINCIPAL TAX-EXEMPT     20.72
BOND, INC. - CLASS A/
(D)/
 Lehman Brothers         17.46
 Municipal Bond Index
 Morningstar Muni        17.14
 National Long
 Category Average

                        -------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c) /SEC effective date 02/29/96
 /(d) /SEC effective date 03/20/86

IMPORTANT NOTES TO THE APPENDIX


CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY REIT INDEX is an unmanaged index comprised of the most actively-traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.

MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.

 ADDITIONAL INFORMATION


Additional information about the Funds' (including the Funds' policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2005 and which is part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semiannual report to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Statement of Additional Information and the Funds' annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the
Funds' make its SAI and annual and semi-annual reports, free of charge, on http:// www.principal.com. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Cash Management Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

            SEC FILE                DOMESTIC GROWTH-ORIENTED FUNDS
            --------                ------------------------------
             811-05072               Principal Balanced Fund, Inc.
             811-01874               Principal Capital Value Fund, Inc.
             811-07266               Principal Equity Income Fund, Inc.
             811-01873               Principal Growth Fund, Inc.
             811-09755               Principal LargeCap Stock Index Fund, Inc.
             811-05171               Principal MidCap Fund, Inc.
             811-06263               Principal Partners Blue Chip Fund, Inc.
                                     Principal Partners Equity Growth Fund,
             811-09567               Inc.
                                     Principal Partners LargeCap Blend Fund,
             811-10187               Inc.
                                     Principal Partners LargeCap Value Fund,
             811-10189               Inc.
                                     Principal Partners MidCap Growth Fund,
             811-09759               Inc.
                                     Principal Partners SmallCap Growth Fund,
             811-10193               Inc.
                                     Principal Real Estate Securities Fund,
             811-08379               Inc.
             811-08381               Principal SmallCap Fund, Inc.
                                    INTERNATIONAL GROWTH-ORIENTED FUNDS
                                    -----------------------------------
                                     Principal International Emerging Markets
             811-08249               Fund, Inc.
             811-03183               Principal International Fund, Inc.
                                     Principal International SmallCap Fund,
             811-08251               Inc.
                                    INCOME-ORIENTED FUNDS
                                    ---------------------
             811-05172               Principal Bond Fund, Inc.
                                     Principal Government Securities Income
             811-04226               Fund, Inc.
             811-07453               Principal Limited Term Bond Fund, Inc.
             811-04449               Principal Tax-Exempt Bond Fund, Inc.
                                    MONEY MARKET FUND
                                    -----------------
             811-03585               Principal Cash Management Fund, Inc.



                             PRINCIPAL MUTUAL FUNDS



DOMESTIC GROWTH-ORIENTED FUNDS      INTERNATIONAL GROWTH-ORIENTED FUNDS
------------------------------      -----------------------------------
PRINCIPAL BALANCED FUND, INC.       PRINCIPAL INTERNATIONAL EMERGING MARKETS
                                    FUND, INC.
PRINCIPAL CAPITAL VALUE FUND, INC.  PRINCIPAL INTERNATIONAL FUND, INC.
PRINCIPAL EQUITY INCOME FUND, INC.  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
PRINCIPAL GROWTH FUND, INC.
PRINCIPAL LARGECAP STOCK INDEX      INCOME-ORIENTED FUNDS
FUND, INC.                          ---------------------
PRINCIPAL MIDCAP FUND, INC.         PRINCIPAL BOND FUND, INC.
PRINCIPAL PARTNERS BLUE CHIP FUND,  PRINCIPAL GOVERNMENT SECURITIES INCOME
INC.                                FUND, INC.
PRINCIPAL PARTNERS EQUITY GROWTH    PRINCIPAL LIMITED TERM BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP BLEND   PRINCIPAL TAX-EXEMPT BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP VALUE
FUND, INC.
PRINCIPAL PARTNERS MIDCAP GROWTH    MONEY MARKET FUND
FUND, INC.                          -----------------
PRINCIPAL PARTNERS SMALLCAP GROWTH  PRINCIPAL CASH MANAGEMENT FUND, INC.
FUND, INC.
PRINCIPAL REAL ESTATE SECURITIES
FUND, INC.
PRINCIPAL SMALLCAP FUND, INC.









                      STATEMENT OF ADDITIONAL INFORMATION







                              dated March 1, 2005


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectuses. The Funds' prospectuses, dated March 1, 2005, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Funds' prospectus.


The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Mutual Funds
   Principal Financial Group
   Des Moines IA 50392-2080

The prospectus may also be viewed on our web site at www.principal.com/funds.

FUND HISTORY


The Principal Mutual Funds is a family of separately incorporated, open-end management investment companies, commonly called mutual funds. The Manager of each of the Funds is Principal Management Corporation. The Funds were each organized in Maryland, as corporations, on the following dates:

  Principal Balanced Fund                  November 26, 1986
  Principal Bond Fund                      December 2, 1986
  Principal Capital Value Fund             May 26, 1989
  Principal Cash Management Fund           June 10, 1982
  Principal Equity Income Fund             September 3, 1992
  Principal Government Securities Income   September 5, 1984
  Fund
  Principal Growth Fund                    May 26, 1989
  Principal International Emerging         May 27, 1997
  Markets Fund
  Principal International Fund             May 12, 1981
  Principal International SmallCap Fund    May 27, 1997
  Principal LargeCap Stock Index Fund      November 24, 1999
  Principal Limited Term Bond Fund         August 9, 1995
  Principal MidCap Fund                    February 20, 1987
  Principal Partners Blue Chip Fund        December 10, 1990
  Principal Partners Equity Growth Fund    August 10, 1999
  Principal Partners LargeCap Blend Fund   October 12, 2000
  Principal Partners LargeCap Value Fund   October 12, 2000
  Principal Partners MidCap Growth Fund    November 24, 1999
  Principal Partners SmallCap Growth Fund  October 16, 2000
  Principal Real Estate Securities Fund    May 27, 1997
  Principal SmallCap Fund                  August 13, 1997
  Principal Tax-Exempt Bond Fund           June 7, 1985




The Articles of Incorporation for the Principal Partners Aggressive Growth Fund, Inc. were amended on March 1, 2001 to change the name of the Fund to Principal Partners Equity Growth Fund, Inc.


The Articles of Incorporation for the Principal Blue Chip Fund, Inc. were amended on September 18, 2002 to change the name of the Fund to Principal Partners Blue Chip Fund, Inc.


As of October 1, 2002, UBS Global Asset Management (New York) Inc. became Sub-Advisor to the Principal Partners SmallCap Growth Fund, Inc. As of December 16, 2002, Goldman Sachs Asset Management and Wellington Management Company, LLP became Sub-Advisors to the Principal Partners Blue Chip Fund, Inc.


The Articles of Incorporation for the Principal Real Estate Fund, Inc. and Principal Utilities Fund, Inc. were amended on February 4, 2004 to change the name of the Fund to Principal Real Estate Securities Fund, Inc. and Principal Equity Income Fund, Inc.


On March 9, 2004, T. Rowe Price Associates, Inc. ("T. Rowe Price") became sub-advisor to the Principal Partners LargeCap Blend Fund, Inc. On August 24, 2004, T. Rowe Price became sub-advisor to the Principal Partners Equity Growth Fund, Inc.


FUND CATEGORIES
There are four categories of Principal Mutual Funds:

Domestic Growth-Oriented Funds
------------------------------
Funds which seek:
.. growth of capital primarily through investments in equity securities (CAPITAL
  VALUE FUND, GROWTH FUND, MIDCAP FUND, PARTNERS EQUITY GROWTH FUND, PARTNERS LARGECAP BLEND FUND, PARTNERS LARGECAP VALUE FUND, PARTNERS MIDCAP GROWTH FUND, PARTNERS SMALLCAP GROWTH FUND AND SMALLCAP FUND);

.. total investment return including both capital appreciation and income through investments in equity and debt securities (BALANCED FUND);
.. growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (PARTNERS BLUE CHIP FUND);
.. generation of total return by investing primarily in equity securities of companies principally engaged in the real estate industry (REAL ESTATE SECURITIES FUND);
.. to approximate the performance of the Standard & Poor's 500 Index (LARGECAP
  STOCK INDEX FUND); and
.. current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities (EQUITY INCOME FUND).

International Growth-Oriented Funds
-----------------------------------
Funds which seek growth of capital primarily through investments in equity securities (INTERNATIONAL EMERGING MARKETS FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALLCAP FUND).

Income-Oriented Funds
---------------------
Funds which seek primarily a high level of income through investments in debt securities (BOND FUND, GOVERNMENT SECURITIES INCOME FUND, LIMITED TERM BOND FUND AND TAX-EXEMPT BOND FUND).

Money Market Fund
-----------------
A Fund which seeks primarily a high level of income through investments in short-term debt securities (CASH MANAGEMENT FUND).

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS


FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all Classes of a Fund will vote together as a single Class except when otherwise required by law or as determined by the Board of Directors.

FUND INVESTMENT LIMITATIONS

LARGECAP STOCK INDEX FUND, PARTNERS EQUITY GROWTH FUND, PARTNERS LARGECAP BLEND FUND, PARTNERS LARGECAP VALUE FUND, PARTNERS MIDCAP GROWTH FUND AND PARTNERS SMALLCAP GROWTH FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Fund except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (10% for the LargeCap Stock Index and Partners MidCap Growth Funds) of its total assets in securities of foreign issuers.

 5) Invest more than 5% of its total assets in real estate limited partnership interests.

 6) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


BALANCED FUND, EQUITY INCOME FUND, INTERNATIONAL EMERGING MARKETS FUND, INTERNATIONAL FUND, INTERNATIONAL SMALLCAP FUND, MIDCAP FUND, PARTNERS BLUE CHIP FUND, REAL ESTATE SECURITIES FUND AND SMALLCAP FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

 6) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that:
  a) the Equity Income Fund may not invest less than 25% of its total assets in securities of companies in the public utilities industry;
  b) the Balanced Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, Partners Blue Chip Fund, and SmallCap Fund each may invest not more than 25% of the value of its total assets in a single industry, and
  c) the Real Estate Securities Fund may not invest less than 25% of its total assets in securities of companies in the real estate industry.

 10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Fund also includes warrants not listed on the Toronto Stock Exchange. The 2% limitation for the International Emerging Markets Fund and International SmallCap Fund also includes warrants not listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest in arbitrage transactions.

 7) Invest more than 5% of its total assets in real estate limited partnership interests (except the Real Estate Securities Fund).

 8) Invest in mineral leases.

The Balanced Fund, Equity Income Fund, MidCap Fund, Partners Blue Chip Fund and SmallCap Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each such Fund may not invest more than 20% of its total assets in securities of foreign issuers.

The Real Estate Securities Fund has adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not invest more than 25% of its total assets in securities of foreign issuers.


The Funds have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each Fund may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and the Funds may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.


The Equity Income Fund has also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.


The Equity Income, International SmallCap, MidCap, Real Estate and SmallCap Funds have also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


CAPITAL VALUE FUND AND GROWTH FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 3) Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where if sold the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the Fund's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin. The Fund will not issue or acquire put and call options.

 9) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 10) Invest more than 20% of its total assets in securities of foreign issuers.

In addition:


 11) The Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) The Fund does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Fund's assets, less liabilities other than such borrowings, or b) 10% of the Fund's assets taken at cost at the time such borrowing is made. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval, each Fund may not:

 1) Invest in companies for the purpose of exercising control or management.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

 4) Invest more than 5% of its total assets in real estate limited partnership interests.

 5) Invest in interests in oil, gas, or other mineral exploration or development programs, but the Fund may purchase and sell securities of companies which invest or deal in such interests.

 6) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connect with a merger, consolidation or plan of reorganization.

BOND FUND AND LIMITED TERM BOND FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

 6) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Fund's total assets would be invested in such securities.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.

 8) Invest in arbitrage transactions.

 9) Invest more than 5% of its total assets in real estate limited partnership interests.

Each of these has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


GOVERNMENT SECURITIES INCOME FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Government Securities Income Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the U.S. Government or its agencies or instrumentalities.

 3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result, thereof, more than 10% of the Fund's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in real estate limited partnership interests.

 4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

The Fund has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


TAX-EXEMPT BOND FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Tax-Exempt Bond Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: a) purchasing any securities on a when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.

 2) Purchase any securities other than Municipal Obligations and Taxable Investments as defined in the Prospectus and Statement of Additional Information.

 3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than:
  a) 5% of its total assets in the securities of any one issuer
    (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
  b) 15% of its total assets in securities that are not readily marketable and in repurchase agreements maturing in more than seven days.

 8) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 9) Invest in commodities or commodity futures contracts.

 10) Write, purchase or sell puts, calls or combinations thereof.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

 12) Make short sales of securities.

 13) Purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

 14) Make loans, except that the Fund may purchase and hold debt obligations in accordance with its investment objective and policies, enter into repurchase agreements, and may lend its portfolio securities without limitation against collateral, consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 15) Borrow money, except for temporary or emergency purposes from banks in an amount not to exceed 5% of the value of the Fund's total assets at the time the loan is made.

 16) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings.

The Fund has also adopted the fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.


Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restriction that is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to invest in real estate limited partnership interests.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of such government or other entity. However, that guarantee is not deemed a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the Fund's total assets.


The Fund may invest without limit in debt obligations of issuers located in the same state and in debt obligations that are repayable out of revenue sources generated from economically related projects or facilities. Sizable investments in such obligations could increase the risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, but it will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.


CASH MANAGEMENT FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Cash Management Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 5) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the value of the Fund's total assets.

 6) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 7) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund will not effect a short sale of any security. The Fund will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) The Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Fund's assets, or b) 10% of the value of the Fund's net assets taken at cost at the time such borrowing is made. The Fund will not issue senior securities except in connection with such borrowings. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in time deposits maturing in more than seven days; time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Fund's total assets.

 14) Invest more than 10% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restriction that is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

 1) Invest in real estate limited partnership interests.


SECURITY SELECTION

LargeCap Stock Index Fund
-----------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners Blue Chip
----------------------
Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("GSAM") selects securities that it believes are well-managed businesses that have the potential to achieve high or improving returns on capital and/or above-average sustainable growth. The GSAM quantitative model invests in companies with favorable momentum characteristics, sustainable earnings, and attractive profitability characteristics.

Partners Blue Chip
----------------------
Wellington Management Company, LLP ("Wellington Management") employs a two-fold investment approach that combines top-down sector analysis and bottom-up, fundamental security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months. In addition, Wellington Management attempts to identify long lasting broad themes based on demographic trends, technological changes and political and social developments in the U.S. and abroad. Security selection will consist of large-cap quality companies which exhibit one of the following characteristics: accelerating earnings growth; strong possibility of multiple expansion; or hidden/unappreciated value.

Partners Equity Growth and Partners LargeCap Blend
--------------------------------------------------
T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

Partners MidCap Growth
--------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners SmallCap Growth
------------------------
UBS Global Asset Management (New York) Inc. ("UBS Global AM") seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

Selections of equity securities for the other Funds.
----------------------------------------------------
Such selections are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% (10% for the Government Securities Income Fund and the Cash Management Fund) of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Each of the following Funds may invest in foreign securities to the indicated percentage of its assets:
.. 100% - International, International Emerging Markets and International
  SmallCap
.. 25% - Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap
  Value, Partners Small Cap Growth and Real Estate Securities
.. 20% - Balanced, Bond, Capital Value, Equity Income, Growth, Limited Term Bond,
  MidCap, Partners Blue Chip and SmallCap

.. 10% - LargeCap Stock Index and Partners MidCap Growth

Foreign Securities
------------------

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Funds (except Cash Management and Tax-Exempt Bond) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually (and the International Fund must) own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The International, International Emerging Markets, International SmallCap, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value, Partners MidCap Growth, and Partners SmallCap Growth Funds may enter into forward foreign currency exchange contracts under various circumstances. The Funds (except Partners Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes. The Partners Equity Growth Fund may engage in speculative foreign exchange contracts to a limited percentage of its assets.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------

The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Manager or

Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
----------------------------------------------
Each Fund (except Cash Management Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Cash Management Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

High-Yield/High-Risk Bonds
--------------------------

The Balanced, Bond, and Tax-Exempt Bond Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Balanced, Bond, Limited Term Bond and Tax-Exempt Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Balanced, Bond, Government
Securities Income and Limited Term Bond Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------

The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------
Each of the Funds may purchase or sell securities on a when-issued, delayed
---------------------------------------------------------------------------
delivery, or forward commitment basis. When such purchases are outstanding, the
-------------------------------------------------------------------------------
Fund will segregate until the settlement date assets determined to be liquid by
-------------------------------------------------------------------------------
the Sub-Advisor in accordance with procedures established by the Board of
-------------------------------------------------------------------------
Directors, in an amount sufficient to meet the purchase price. Typically, no
----------------------------------------------------------------------------
income accrues on securities a Fund has committed to purchase prior to the time
-------------------------------------------------------------------------------
delivery of the securities is made, although a Fund may earn income on
----------------------------------------------------------------------
securities it has segregated.
-----------------------------

When purchasing a security on a when-issued, delayed delivery, or forward
-------------------------------------------------------------------------
commitment basis, the Fund assumes the rights and risks of ownership of the
---------------------------------------------------------------------------
security, including the risk of price and yield fluctuations, and takes such
----------------------------------------------------------------------------
fluctuations into account when determining its net asset value. Because the Fund
--------------------------------------------------------------------------------
is not required to pay for the security until the delivery date, these risks are
--------------------------------------------------------------------------------
in addition to the risks associated with the Fund's other investments. If the
-----------------------------------------------------------------------------
Fund remains substantially fully invested at a time when when-issued, delayed
-----------------------------------------------------------------------------
delivery, or forward commitment purchases are outstanding, the purchases may
----------------------------------------------------------------------------
result in a form of leverage.
-----------------------------

When the Fund has sold a security on a when-issued, delayed delivery, or forward
--------------------------------------------------------------------------------
commitment basis, the Fund does not participate in future gains or losses with
------------------------------------------------------------------------------
respect to the security. If the other party to a transaction fails to deliver or
--------------------------------------------------------------------------------
pay for the securities, the Fund could miss a favorable price or yield
----------------------------------------------------------------------
opportunity or could suffer a loss. a Fund may dispose of or renegotiate a
--------------------------------------------------------------------------
transaction after it is entered into, and may sell when-issued, delayed delivery
--------------------------------------------------------------------------------
or forward commitment securities before they are delivered, which may result in
-------------------------------------------------------------------------------
a capital gain or loss. There is no percentage limitation on the extent to which
--------------------------------------------------------------------------------
the Funds may purchase or sell securities on a when-issued, delayed delivery, or
--------------------------------------------------------------------------------
forward commitment basis.
-------------------------

Industry Concentrations
-----------------------
Each of the Funds, except the Equity Income and Real Estate Securities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Fund may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is so concentrated. The Partners SmallCap Growth Fund uses the industry level of categorization of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission" except the Cash Management Fund divides the "asset-backed securities" category into five separate industry classifications in accordance with guidelines provided by the Manager.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

Each of the Cash Management Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.


Municipal Obligations
---------------------
The Tax-Exempt Bond Fund can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.


Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.


.. Municipal Bonds. Municipal Bonds may be either "general obligation" or
  "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


.. Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include
  "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

  . Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

  . Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

  . Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

  . Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

  . Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

  . Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

  . Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.


    A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Manager or Sub-Advisor monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Funds treat the maturity of each variable rate demand obligation as the longer of
    a) the notice period required before the Fund is entitled to payment of the principal amount through demand, or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


    The Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Funds.

  . Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and a Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

  . Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.


    Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Funds to pay "exempt interest" dividends may be adversely affected. Each Fund would reevaluate its investment objective and policies and consider changes in its structure.


Taxable Investments of the Tax-Exempt Bond Fund
-----------------------------------------------
The Tax-Exempt Bond Fund may invest up to 20% of its assets in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Fund may invest more than 20% of its total assets in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies
--------------------------

The Fund (except the Cash Management Fund) reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs") and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors,. as the index or underlying instruments.


As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Bond Fund (2003 - 79.7%; 2004 - 154.9%): The portfolio manager increased the allocation to certain fixed income sectors such as Treasury Inflation Protected Securities, and then reduced the allocation back to year-end levels and also decreased the allocation to investment grade credit throughout the year. The portfolio manager purchased considerable amount of short duration securities, that in turn require more reinvestment, as they mature and increased the level of forward purchases and current sales (referred to as dollar rolls), as the implied financing was attractive relevant to reinvestment opportunities.
.. Equity Income Fund (2003 - 19.1%; 2004 - 134.7%): the Fund's investment strategy (but not the investment objective) was changed effective March 1, 2004. The new strategy diversifies the Fund's assets among value equities, convertible securities, preferred securities and real estate investment trusts, with an emphasis on high dividend yield. Bringing the Fund's assets in line with that new strategy was the most significant factor in the variation.
.. Government Securities Income (2003 - 181%; 2004 - 72.7%): The use of forward purchases and simultaneous current sales, often called dollar rolls, was reduced in 2004 versus 2003 as the attractiveness of this trade diminished.
.. Partners LargeCap Blend Fund (2003 - 33.0%; 2004 - 100.0%): the Fund's sub-advisor was changed effective March 9, 2004. Bringing the portfolio in line with the strategy of the new portfolio resulted in the variation noted.

MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION

The name, date of birth and address of the officers and Directors are shown below. Each person also has the same position with Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company ("Principal Life"). Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                      NUMBER
                                                                                                        OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                                                                                     COMPLEX       DIRECTORSHIPS
                                                                                                     OVERSEEN          HELD
                        POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)             BY              BY
NAME, ADDRESS AND AGE            FUND           TIME SERVED           DURING PAST 5 YEARS            DIRECTOR        DIRECTOR
---------------------   ---------------------   -----------         -----------------------         ----------     -------------
                                                              Principal, EBA Associates since
 Elizabeth Ballantine    Director                Since 2004   1998.                                              The McClatchy
 1113 Basil Road         Member Audit and                                                                        Company
 McLean, Virginia        Nominating Committee
 07/01/48


 James D. Davis          Director                Since 1974   Attorney. Vice President, Deere and                None
 4940 Center Court       Member Audit and                     Company, Retired.
 Bettendorf, Iowa        Nominating Committee
 03/22/34


                                                              President, Gilbert Communications,
 Richard W. Gilbert      Director                Since 1985   Inc. since 1993.                           109     None
 5040 Arbor Lane, #302   Member Audit and
 Northfield, Illinois    Nominating Committee
 05/08/40




 Mark A. Grimmett                                             Executive Vice President and CFO,
 6310 Deerfield Avenue   Director                Since 2004   Merle Norman Cosmetics, Inc., since                None
 San Gabriel,            Member Audit and                     2000. Prior thereto, Vice President
 California              Nominating Committee                 and CFO.
 04/03/60


                                                                                                         109


 William C. Kimball      Director                Since 1999   Chairman and CEO, Medicap                          Casey's General
 3094 104th              Member Audit and                     Pharmacies, Inc. Retired.                          Store, Inc.
 Urbandale, Iowa         Nominating Committee
 11/28/47


                                                                                                         109

                         Director
 Barbara A. Lukavsky     Member Audit and        Since 1987   President and CEO, Barbican                        None
 13731 Bay Hill Court    Nominating Committee                 Enterprises, Inc. since 1997.
 Clive, Iowa             Member Executive
 09/10/40                Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of an affiliation with the Manager and Principal Life.
-------------------------------------------------------------------------------

                                                              Director, Principal
                                                              Management
                                                              Corporation and
                                                              Princor Financial
                                                              Services Corporation
                                                              ("Princor") since
                                                              2000. President,
                                                              Insurance and
                                                              Financial Services
                                                              since 2003. Executive
 John E. Aschenbrenner   Director                Since 1998   Vice President,          109     None
 08/16/49                                                     Principal Life
                                                              Insurance Company
                                                              2000-2003; Prior
                                                              thereto, Senior Vice
                                                              President, 1996-2000.

                                                              Director and
                                                              President, Princor
                                                              and Principal
                                                              Management
                                                              Corporation since
                                                              1999. Senior Vice
                         Director and                         President, Principal
                         President                            Life Insurance
 Ralph C. Eucher         Member Executive        Since 1999   Company since 2002.      109     None
 06/14/52                Committee                            Vice President,
                                                              1999-2002. Prior
                                                              thereto, Second Vice
                                                              President.

                                                              Chairman and
                                                              Director, Princor and
                                                              Principal Management
                                                              Corporation since
                                                              2002. President,
                                                              Retirement and
                                                              Investor Services
                                                              since 2003. Executive
                         Director                             Vice President,
 Larry D. Zimpleman      Chairman of the Board   Since 2001   Principal Life           109     None
 09/07/51                Member Executive                     2001-2003. Senior
                         Committee                            Vice
                                                              President,1999-2001.
                                                              Prior thereto, Vice
                                                              President.




The Audit and Nominating Committee selects the independent auditors for each Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominate all candidates who are not "interested persons" of the Funds for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

                                                            Second Vice President
                                                            and Treasurer,
                                                            Principal Life
                                                            Insurance Company since
                                                            1998. Director -
                                                            Treasury 1996-1998.
 Craig L. Bassett      Treasurer               Since 1984   Prior thereto,
 03/12/52                                                   Associate Treasurer.

                                                            Executive Vice
                                                            President and Chief
                                                            Operating Officer,
                                                            Princor Financial
                                                            Services Corporation
                                                            and Principal
                                                            Management Corporation
                                                            since 1999. Vice
                                                            President and Chief
                       Executive Vice                       Operating Officer,
 Michael J. Beer       President               Since 1991   1998-1999. Prior
 01/09/61                                                   thereto, Vice President
                                                            and Financial Officer.

                                                            Vice President, Product
                                                            & Distribution
                                                            Compliance, Principal
                                                            Life since 2004. Second
                                                            Vice President,
                       Chief Compliance                     Compliance, 2000 to
 David J. Brown        Officer                 Since 2004   2004. Prior thereto,
 04/11/60                                                   Director - Individual
                                                            Compliance.

                                                            Vice President and
                                                            Chief Financial
                                                            Officer, Princor since
                                                            2003. Assistant
                                                            Financial Controller
                                                            Principal Financial
                                                            Group, 1999-2003. Prior
                       Vice President                       thereto, Senior
 Jill R. Brown         Chief Financial         Since 2003   Accounting Leader
 08/17/67              Officer                              Principal Financial
                                                            Group.

                                                            Senior Vice President,
                                                            Princor and Principal
                                                            Management Corporation,
                                                            since 2000. Vice
                                                            President, Princor,
                                                            1990-2000. Vice
 Arthur S. Filean      Senior Vice President   Since 1976   President, Principal
 11/04/38              and Secretary                        Management Corporation,
                                                            1996-2000.

                                                            Vice President -
                                                            Product Development,
                                                            Princor and Principal
                                                            Management Corporation,
                                                            since 2000. Vice
                                                            President - Compliance
                                                            and Product
                                                            Development, Princor
                                                            and Principal
                                                            Management Corporation,
 Ernest H. Gillum      Vice President          Since 1991   1998-2000. Prior
 06/01/55              Assistant Secretary                  thereto, Assistant Vice
                                                            President, Registered
                                                            Products, 1995-1998.

                                                            Assistant Treasurer,
                                                            Principal Life
                                                            Insurance Company since
                                                            1998. Prior thereto
 Jane E. Karli         Assistant Treasurer     Since 1996   Senior Accounting and
 04/01/57                                                   Custody Administrator.

                                                            Counsel, Principal Life
                                                            Insurance Company since
                                                            2000. Attorney,
                                                            1999-2000. Prior
                                                            thereto, Attorney,
 Patrick A. Kirchner   Assistant Counsel       Since 2002   MidAmerican Energy
 12/11/60                                                   Company.

                                                            Counsel, Principal Life
                                                            Insurance Company since
                                                            2002. Counsel, Merrill
                                                            Lynch Insurance Group
                                                            2000-2001. Prior
 Thomas J. Loftus      Assistant Counsel       Since 2002   thereto Counsel, The
 07/03/53                                                   Prudential Insurance
                                                            Company of America.

                                                            Senior Vice President,
                                                            Princor and the
 David W. Miles        Senior Vice President   Since 2005   Manager, since 2005.
 04/19/57

                                                            Counsel, Principal Life
                                                            Insurance Company since
 Sarah J. Pitts        Assistant Counsel       Since 2000   1997.
 12/31/45

                                                            Controller - Mutual
                                                            Funds, Principal
                                                            Management Corporation
 Layne A. Rasmussen    Controller              Since 2000   since 1995.
 10/30/58

                                                            Vice President and
                                                            Senior Securities
                                                            Counsel, Principal Life
                                                            Insurance Company,
                                                            since 1999. Counsel
                                                            1994-1999. Counsel,
                                                            Principal Global
 Michael D. Roughton   Counsel                 Since 1990   Investors LLC, Princor
 07/10/51                                                   and Principal
                                                            Management Corporation.

                                                            Assistant Vice
                                                            President - Registered
                                                            Products, Principal
                                                            Management Corporation
                                                            and Princor Financial
                                                            Services Corporation
                       Assistant Vice                       since 2000. Prior
 Jean B. Schustek      President               Since 2000   thereto, Compliance
 02/17/52              Assistant Secretary                  Officer - Registered
                                                            Products.

The Directors also serve as Directors for each of the 24 investment companies (with a total of 109 portfolios as of March 1, 2005) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2004, each director who is not an "interested person" except Ms. Ballantine who was elected to the Board in December 2004, received $79,750, except Mr. Grimmett who received $64,093, from the fund complex.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2004, the Officers and Directors of the Funds as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


The following tables set forth the aggregate dollar range of mutual funds within the fund complex which were beneficially owned by the Directors as of December 31, 2004. Ms. Ballantine was elected to the Board of Directors on December 13, 2004 and therefore is not included in the tables below. As of December 31, 2004, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                -------------------------------------------------------------
                                 JAMES D.   RICHARD W.    MARK A.    WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS       GILBERT     GRIMMETT     KIMBALL      LUKAVSKY
 ---------------------            -----       -------     --------     -------      --------
Balanced                            B            B           A            A             A
Bond                                C            D           C            B             E
Capital Value                       C            C           A            A             A
Cash Management                     C            B           C            D             C
Equity Income                       E            B           A            D             A
Government Securities Income        B            B           A            A             A
Growth                              D            D           A            A             A
International                       B            C           A            A             E
International Emerging Markets      C            A           A            A             A
International SmallCap              C            A           A            A             A
LargeCap Stock Index                A            A           A            A             A
Limited Term Bond                   A            A           B            E             E
MidCap                              E            D           A            E             A
Partners Blue Chip                  D            B           A            A             A
Partners Equity Growth              A            A           A            D             A
Partners LargeCap Blend             A            A           A            A             A
Partners LargeCap Value             A            A           A            D             A
Partners MidCap Growth              A            A           A            C             A
Partners SmallCap Growth            A            A           A            C             A
Real Estate Securities              A            A           A            E             A
SmallCap                            A            A           A            A             A
Tax-Exempt Bond                     B            A           A            A             A
  TOTAL FUND COMPLEX                E            E           C            E             E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              C                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      B                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      D                      A
Partners Blue Chip                C                      C                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            C                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      D                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        C                      B                      C
Government Securities             A                      D                      A
International I                   E                      A                      C
International Emerging
Markets                           C                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            C                      D                      A
MidCap Blend                      C                      B                      C
Money Market                      C                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            D                      A                      A
  TOTAL FUND COMPLEX              E                      E                      D
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

As of February 3, 2005, Principal Life Insurance Company, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund.

                                           % OF OUTSTANDING
         FUND                                SHARES OWNED
         ----                              ----------------
         Balanced                                0.00%
         Bond                                    0.00
         Capital Value                          13.38
         Cash Management                         4.22
         Equity Income                           0.00
         Government Securities Income            0.00
         Growth                                  0.00
         International Emerging Markets         24.71
         International                          10.75
         International SmallCap                  0.00
         LargeCap Stock Index                    0.00
         Limited Term Bond                       2.62
         MidCap                                  0.00
         Partners Blue Chip                      0.00
         Partners Equity Growth                  0.00
         Partners LargeCap Blend                 0.00
         Partners LargeCap Value                 0.00
         Partners MidCap Growth                  0.00
         Partners SmallCap Growth               14.02
         Real Estate                             0.00
         SmallCap                                0.00
         Tax-Exempt Bond                         0.00



As of February 3, 2005, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:


                                                                  PERCENTAGE
 NAME                                    ADDRESS                 OF OWNERSHIP
 ----                                    -------                 ------------
 PRINCIPAL CAPITAL VALUE FUND, INC.,
 CLASS A
 The Principal Trust For                 Attn:  Crystal Morris
 Post-Retirement Medical Benefits        S-003-S60
 Retired EE 5072                         Principal Financial
                                         Group                        8.0%
                                         Des Moines, IA
                                         50392-0480
 PRINCIPAL CASH MANAGEMENT FUND, INC.,
 CLASS A
 Delaware Charter Guarantee & Trust      PO Box 8738
 Co.                                     Wilmington, DE               9.7
 Attn: Lori N. Richards                   19899-8738
 PRINCIPAL INTERNATIONAL FUND, INC.,
 CLASS A
 The Principal Trust For                 Attn:  Crystal Morris
 Post-Retirement Medical Benefits        S-003-S60
 Retired EE 5072                         Principal Financial
                                         Group                        7.2
                                         Des Moines, IA
                                         50392-0480
 PRINCIPAL TAX-EXEMPT BOND FUND, INC.,
 CLASS B
 Leone H. Penrod & Evelyn M Adams        4471 Sheffield Pl
 JTTEN                                   Apt. 102
                                         Bay City, MI                 5.6
                                          48706-2564
 Allan S. Noddle                         1306 S. 157th Plz.
                                         Apt. 110                    10.2
                                         Omaha, NE  68130-2573



INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners LargeCap Value
Sub-Advisor: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners SmallCap Growth
Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

Funds:   Partners LargeCap Blend  - Federated
Sub-Advisor: Federated Equity Management Company of Pennsylvania ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2003, Federated managed $198 billion in assets.

Funds:   Partners Blue Chip

Sub-Advisor: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $422.8 billion in total assets under management and/or distribution as of December 31, 2004 (including seed capital and excluding assets under supervision).

Funds: Balanced, Capital Value, Equity Income, Government Securities Income, Growth, International,
         International Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond,
         MidCap and SmallCap Funds
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Partners Equity Growth and Partners LargeCap Blend
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $15.8 billion in assets.

Funds:   Partners SmallCap Growth

Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

Funds:   Partners Blue Chip

Sub-Advisor: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2004, Wellington Management managed $469.9 billion of client assets.

Each of the persons affiliated with the Funds who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH EACH FUND                       OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    --------------------------                       --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                         Accounting Officer                                (Manager)
 David J. Brown          Chief Compliance Officer                         Senior Vice President (Manager)
 Jill R. Brown           Vice President and Chief Financial Officer       Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)



CODES OF ETHICS

The Funds, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Funds) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Funds, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

MANAGEMENT SERVICES
Management Agreement
--------------------
For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 FUND                    $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 ----                   -------------  ------------  ------------  ------------   ----------
 Capital Value, Growth
 and
 Partners Blue Chip         0.60%         0.55%         0.50%         0.45%         0.40%
 Partners Equity
 Growth, Partners
 LargeCap Blend and
 Partners LargeCap
 Value                      0.75          0.70          0.65          0.60          0.55
 International              0.85          0.80          0.75          0.70          0.65
 Partners SmallCap
 Growth                     0.90          0.85          0.80          0.75          0.70

                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Balanced and Equity
 Income                     0.60%         0.55%         0.50%         0.45%          0.40%
 International
 Emerging Markets           1.25          1.20          1.15          1.10           1.05
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 MidCap                     0.65          0.60          0.55          0.50           0.45
 Real Estate
 Securities                 0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 All Other Funds            0.50          0.45          0.40          0.35           0.30

 FUND                   OVERALL FEE
 ----                   -----------
 LargeCap Stock Index      0.35%
 Partners MidCap
 Growth                    0.90





There is no assurance that the net assets of any Fund will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Fund and the rate of the fee for each Fund for investment management services as provided in the Management Agreement were as follows:

                                                          MANAGEMENT FEE
                                  NET ASSETS AS OF   FOR FISCAL PERIODS ENDED
 FUND                             OCTOBER 31, 2004       OCTOBER 31, 2004
 ----                             ----------------       ----------------
 Balanced                           101,008,129                0.60%
 Bond                               210,237,090                0.47
 Capital Value                      338,795,730                0.59
 Cash Management                    322,411,124                0.44
 Equity Income                       80,896,763                0.60
 Government Securities Income       328,777,079                0.44
 Growth                             293,163,497                0.59
 International Emerging Markets      43,951,794                1.25*
 International                      239,533,840                0.85
 International SmallCap              61,074,590                1.20
 LargeCap Stock Index                66,142,974                0.35*
 Limited Term Bond                  139,964,888                0.49*
 MidCap                             531,953,491                0.55
 Partners Blue Chip                 149,702,885                0.60
 Partners Equity Growth              60,166,203                0.75
 Partners LargeCap Blend             61,647,500                0.75*
 Partners LargeCap Value             60,644,405                0.75*
 Partners MidCap Growth              32,028,749                0.90*
 Partners SmallCap Growth            19,106,648                0.90*
 Real Estate Securities              81,463,784                0.90
 SmallCap                           106,848,090                0.85
 Tax-Exempt Bond                    177,672,315                0.48
 *  Before Waiver




For the periods ended October 31, the Manager paid a portion of the operating expenses of the following Funds:

 FUND                                2004        2003             2002
 ----                                ----        ----             ----
 Balanced                                                         2,808
 Bond                                                             2,413
 Capital Value                                                    2,490
 Cash Management                     4,543          988           6,979
 Equity Income                                                    2,248
 Government Securities Income                                       812
 Growth                                                           3,483
 International Emerging Markets                  30,647          77,424
 International                                                    4,340
 International SmallCap             28,325                        2,220
 LargeCap Stock Index               76,813      159,636         157,518
 Limited Term Bond                                                2,117
 MidCap                                                           4,318
 Partners Blue Chip                                               3,984
 Partners Equity Growth                         45,462/(1)/       4,975
 Partners LargeCap Blend            17,719       12,991          15,837
 Partners LargeCap Value            11,656                        7,821
 Partners MidCap Growth             24,698       73,642         109,810
 Partners SmallCap Growth           27,467       81,952          78,312
 Real Estate Securities                                           2,028
 SmallCap                                                         2,074
 Tax-Exempt Bond                                                  3,915
/(1)/ Period from March 1, 2003, through October 31, 2003.

The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.


Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.


Fees paid for investment management services during the periods indicated were as follows:

                               MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31,
 FUND                               2004            2003             2002
 ----                               ----            ----             ----
 Balanced                        $  604,671      $  550,716       $  647,982
 Bond                             1,007,030       1,047,637          930,981
 Capital Value                    2,075,121       2,100,086        2,500,566
 Cash Management                  1,481,866       1,603,203        1,805,341
 Equity Income                      446,736         412,976          493,945
 Government Securities Income     1,507,744       1,652,300        1,412,121
 Growth                           1,828,265       1,686,714        2,096,470
 International Emerging
 Markets                            499,421         328,625          330,610
 International                    2,023,299       1,853,833        2,249,755
 International SmallCap             656,321         441,388          506,946
 LargeCap Stock Index               216,322         150,947          145,074
 Limited Term Bond                  604,169         512,518          341,185
 MidCap                           2,795,240       2,319,894        2,445,932
 Partners Blue Chip                 917,369         803,017        1,018,400
 Partners Equity Growth             454,392         384,526          454,609
 Partners LargeCap Blend            417,573         260,151          145,119
 Partners LargeCap Value            426,070         274,067          174,227
 Partners MidCap Growth             294,085         188,481          176,395
 Partners SmallCap Growth           157,643          79,846           65,332
 Real Estate Securities             598,397         417,290          300,692
 SmallCap                           879,267         663,613          784,373
 Tax-Exempt Bond                    863,425         921,819          848,485






The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value                                           1.03          N/A
 Equity Income                                           1.35         2.10
 International                                           1.63          N/A
 International SmallCap                                  2.00         2.75
 LargeCap Stock Index                                    0.90          N/A
 Partners Equity Growth                                  1.65         2.40
 Partners LargeCap Blend                                 1.45         2.20
 Partners LargeCap Value                                 1.45         2.20
 Partners MidCap Growth                                  1.75         2.50
 Partners SmallCap Growth                                1.95         2.70



The expense limits in place through the period ended February 28, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not exceed the following percentages

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value                                           1.03          N/A
 Equity Income                                           1.35         2.10
 International                                           1.63          N/A
 International Emerging Markets                          2.00         2.75
 LargeCap Stock Index                                    0.90         1.25
 Partners Equity Growth                                  1.65         2.40
 Partners LargeCap Blend                                 1.45         2.20
 Partners LargeCap Value                                 1.45         2.20
 Partners MidCap Growth                                  1.75         2.50
 Partners SmallCap Growth                                1.95         2.70

:


Costs reimbursed to the Manager during the periods indicated for providing other services pursuant to the Management Agreement were as follows:

                                  REIMBURSEMENT BY FUND OF CERTAIN COSTS FOR
                                           PERIODS ENDED OCTOBER 31,
 FUND                                 2004          2003             2002
 ----                                 ----          ----             ----
 Balanced                           238,592         477,199       $  571,224
 Bond                               327,483         675,704          589,619
 Capital Value                      456,262         966,559        1,138,775
 Cash Management                    356,740       1,049,195        1,167,557
 Equity Income (fka Utilities)      181,482         389,344          467,538
 Government Securities Income       386,509         878,978          698,362
 Growth                             650,251       1,576,631        1,968,285
 International Emerging Markets     121,787         183,057          189,958
 International                      422,817         972,215        1,110,866
 International SmallCap             182,052         328,287          364,287
 LargeCap Stock Index               170,697         255,607          245,355
 Limited Term Bond                  135,714         225,520          152,809
 MidCap                             832,535       1,583,972        1,801,131
 Partners Blue Chip                 411,861         882,280        1,123,685
 Partners Equity Growth             221,532         435,184          520,396
 Partners LargeCap Blend            161,416         223,946          131,384
 Partners LargeCap Value            163,672         224,463          162,160
 Partners MidCap Growth             131,208         195,637          193,183
 Partners SmallCap Growth            89,842         108,217           85,601
 Real Estate Securities (fka
 Real Estate)                       194,760         257,549          163,852
 SmallCap                           289,406         597,070          687,612
 Tax-Exempt Bond                     80,532         162,366          124,021

Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                     NET ASSET VALUE OF FUND
                        ---------------------------------------------
                           FIRST            NEXT               OVER
 FUND                   $500 MILLION    $1.0 BILLION       $1.5 BILLION
 ----                   ------------    ------------       ------------
 Partners Blue Chip -
 GSAM                       0.15%                 0.12%      0.10            %


                                 NET ASSET VALUE OF FUND
                             ---------------------------------
                                   FIRST              OVER
 FUND                           $500 MILLION      $500 MILLION
 ----                          -------------      ------------
 Partners Blue Chip -
 Wellington Management                     0.25%     0.20%





     0.350% of assets for the period ending July 31, 2005; Thereafter:
                                      NET ASSET VALUE OF FUND
                        ----------------------------------------------------

                            FIRST          NEXT                OVER
 FUND                    $50 MILLION   $250 MILLION        $500 MILLION
                        ------------   ------------        ------------

 Partners Equity
 Growth                     0.40%         0.375%      0.35 % on all assets




                                                    NET ASSET VALUE OF FUND
                          ----------------------------------------------------------------------------
                             FIRST          NEXT          NEXT          NEXT               OVER
 ACCOUNT                   $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION        $1 BILLION
 -------                  ------------  ------------  ------------  ------------        ----------
 Partners LargeCap Blend     0.40%         0.35%         0.30%         0.275%     0.275 % on all assets





                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%




                                  NET ASSET VALUE OF FUND
                         ----------------------------------------
                             FIRST          NEXT
 FUND                     $100 MILLION  $100 MILLION    THEREAFTER
 ----                    -------------  ------------    ----------
 Partners SmallCap
 Blend                       0.50%          0.45%         0.40%

                                                       NET ASSET VALUE OF FUND
                                ----------------------------------------------------------
                                        FIRST                    NEXT
 FUND                                 $50 MILLION            $250 MILLION            THEREAFTER
 ----                                ------------            ------------            ----------
 Partners SmallCap Growth -
 UBS                                    0.60%                   0.55%                   0.45%
  In calculating the fee, other asset pools UBS Global AM managed for the Principal Financial Group that have the same investment objective as the Partners SmallCap Growth Fund are aggregated to determine the average net asset amount to which the fee applies.






                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT          OVER
 FUND                    $10 MILLION  $40 MILLION  $150 MILLION  $200 MILLION
 ----                   ------------  -----------  ------------  ------------
 Partners SmallCap
 Growth - Emerald          0.75%         0.60%        0.50%         0.45%





FUNDS FOR WHICH PRINCIPAL SERVES AS SUB-ADVISOR . Principal is Sub-Advisor for each Fund identified below. The Manager pays Principal a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other funds in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by Principal with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by Principal with assets invested primarily in fixed-income securities (except money market mutual funds); and
.. assets of the Principal Variable Contracts Fund, Inc. - Balanced Account
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by Principal
  and
.. (b) Principal Life sponsored mutual fund sub-advised by Principal.

For any Fund for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.


                                            TABLE A
                                    NET ASSET VALUE OF FUND
                        ------------------------------------------------
                           FIRST        NEXT        NEXT        OVER
 FUND                    $5 BILLION  $1 BILLION  $4 BILLION  $10 BILLION
 ----                   -----------  ----------  ----------  -----------
 Balanced, Government
 Securities and
 Limited Term Bond        0.115%       0.100%      0.095%      0.090%




In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal Global Investors provides investment advisory services and which have the same investment mandate (e.g. MidCap Value) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.


The fee for assets of any fund for which advisory services are provided directly or indirectly by employees of Post Advisory Group, LLC is equal to an annual rate of 0.30% of the portion of the net assets of such fund with regard to which employees of Post Advisory Group, LLC provide investment advisory services.

                                                                       TABLE B
                                                               NET ASSET VALUE OF FUND
                           -----------------------------------------------------------------------------------------------
                              FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 FUND                       $50 MILLION  $50 MILLION  $100 MILLION  $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----                      ------------  -----------  ------------  ------------  ------------  ------------   ------------
 Capital Value,
 Equity Income and Growth     0.27%         0.25%        0.22%         0.18%         0.13%         0.09%          0.06%
 International                0.35          0.28         0.20          0.16          0.12          0.10%          0.08%




                                                                TABLE B
                                                        NET ASSET VALUE OF FUND
                    -----------------------------------------------------------------------------------------------
                       FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 FUND                $25 MILLION  $75 MILLION  $100 MILLION  $300 MILLION  $500 MILLION  $500 MILLION   $1.5 BILLION
 ----               ------------  -----------  ------------  ------------  ------------  ------------   ------------
 MidCap                0.40%         0.32%        0.27%         0.23%         0.18%         0.13%          0.08%
 SmallCap              0.48          0.36         0.27          0.25          0.22          0.18           0.12






                         TABLE C
                                            SUB-ADVISOR
 FUND                                      PERCENTAGE FEE
 ----                                      --------------
 International Emerging Markets                0.500%
 International SmallCap                        0.500
 LargeCap Stock Index                          0.015




Fees paid to each Sub-Advisor for the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31,
 FUND                              2004             2003             2002
 ----                              ----             ----             ----
 Balanced                        $100,822         $ 83,433         $ 97,469
 Capital Value                    442,292          359,047          416,669
 Equity Income                    131,883           47,951           58,924
 Government Securities            359,757          385,579          294,061
 Growth                           346,503          196,869          254,687
 International Emerging
 Markets                          196,004          136,333          137,419
 International                    260,014          229,003          298,657
 International SmallCap           268,830          179,489          221,293
 LargeCap Stock Index               9,104            6,307            7,086
 Limited Term Bond                126,572          100,565           66,647
 MidCap                           673,317          398,977          434,173
 Partners Blue Chip               257,207          228,547          121,332
 Partners Equity Growth           179,900          153,877          181,744
 Partners LargeCap Blend          199,097          117,924           67,838
 Parners LargeCap Value           210,442          181,260          124,898
 Partners MidCap Growth           163,765          104,827           97,988
 Partners SmallCap Growth          96,938           50,720           36,832
 SmallCap                         227,012          190,224          233,161



As principal underwriter, Princor received underwriting fees from the sale of shares for the periods indicated as follows:

                             UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,

 FUND                            2004             2003              2002
 ----                            ----             ----              ----
 Balanced                     $  280,636       $  208,850        $  213,407
 Bond                            510,404          619,480           538,131
 Capital Value                   560,776          493,052           440,474
 Cash Management                  35,722           52,367                 0
 Equity Income                   270,947          166,405           173,527
 Government Securities
 Income                          833,083        1,607,846         1,198,668
 Growth                          692,823          723,237           779,817
 International Emerging
 Markets                         145,216           76,289            73,397
 International                   444,808          391,041           394,684
 International SmallCap          232,048          149,970           172,259
 LargeCap Stock Index            117,491           77,714            64,272
 Limited Term Bond               206,301          277,840           199,389
 MidCap                        1,281,246          989,261           921,841
 Partners Blue Chip              376,529          362,017           368,797
 Partners Equity Growth          284,431          268,247           314,176
 Partners LargeCap Blend         424,762          347,141           272,873
 Partners LargeCap Value         441,835          290,684           322,967
 Partners MidCap Growth          211,414          148,840           149,544
 Partners SmallCap Growth        155,433           92,926            94,738
 Real Estate Securities          413,022          245,797           177,326
 SmallCap                        375,290          298,813           351,980
 Tax-Exempt Bond                 176,688          315,981           331,086

Custodian
---------
The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286, is the custodian of the portfolio securities and cash assets of the Domestic Growth-Oriented, Income-Oriented and Money Market Funds. The custodian for the International Growth-Oriented Funds is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodians perform no managerial or policymaking functions for the Funds.

Adoption of Agreements
----------------------
Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager or applicable Sub-Advisor either by vote of the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, the respective sub-advisor, if any, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

Shareholders approved the Management Agreement as follows: Growth - November 9, 1999; LargeCap Stock Index - February 25, 2000; MidCap - December 10, 1999; Partners Equity Growth - November 1, 1999; Partners LargeCap Blend - December 22, 2000; Partners LargeCap Value - December 22, 2000; Partners MidCap Growth - February 25, 2000 and Partners SmallCap Growth - December 22, 2000. The Management Agreement for the other Funds was last approved by shareholders of the applicable Fund on November 2, 1999.


Shareholders approved the Sub-Advisory Agreements for the Partners Blue Chip Fund on November 20, 2002.


The Management Agreement, Investment Service Agreement, if any, and Sub-Advisory Agreement, if any, for each Fund were last approved by the Board of Directors for that Fund on September 8, 2003. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at cost, Fund corporate accounting and general administration services provided at cost by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided at cost to the Funds by the Manager;

review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance, investment strategy and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


The sub-advisory agreement for the Principal Partners LargeCap Blend Fund was again reviewed and approved by the Fund's Board on December 15, 2003. The only change to the agreement resulted from internal reorganization of the sub-advisory firm.


The sub-advisory agreement with T. Rowe Price Associates, Inc. for the Principal Partners LargeCap Blend Fund was approved by the Fund's Board on January 29, 2004.


BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                             COMMISSIONS PAID
   ----                             ----------------
   Balanced                              40,704
   Capital Value                        908,763
   Equity Income                         45,468
   Growth                               145,082
   International Emerging Markets        49,315
   International                        238,405
   International SmallCap                23,574
   LargeCap Stock Index                      84
   MidCap                               202,797
   Partners Blue Chip                     1,633
   Partners Equity Growth                 1,723
   Partners LargeCap Blend                2,248
   Partners MidCap Growth                14,579
   Partners SmallCap Growth               4,291
   Real Estate Securities                31,876
   SmallCap                             150,535

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Manager or

Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of each Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Fundsmay participate in a program through a relationship with Frank Russell Securities, Inc.om time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.


                                     TOTAL BROKERAGE COMMISSIONS PAID
                                       FOR PERIODS ENDED OCTOBER 31
                                       ----------------------------
 FUND                                2004          2003           2002
 ----                                ----          ----           ----
 Balanced                         $  163,838    $  269,218     $  195,272
 Capital Value                     2,044,449     1,888,537      1,792,428
 Equity Income                       303,032        29,623        214,042
 Growth                              403,744       371,069        308,446
 International Emerging Markets      397,154       230,562        318,555
 International                     1,637,427     1,132,838        973,628
 International SmallCap              326,050       266,382        178,158
 LargeCap Stock Index                 13,021        12,291         10,106
 MidCap                              633,921       692,451        910,485
 Partners Blue Chip                   48,590       145,359        337,975
 Partners Equity Growth              215,968       192,447        229,237
 Partners LargeCap Blend             116,602        45,457         34,193
 Partners LargeCap Value              67,646        51,002         47,742
 Partners MidCap Growth              182,489       163,804        118,070
 Partners SmallCap Growth             31,820        18,586         90,539
 Real Estate Securities              148,956       103,784        101,804
 SmallCap                            749,381       641,716        781,537

Certain broker-dealers are considered to be affiliates of the Funds.
.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Inc., Goldman
  Sachs JBWere and Spear, Leeds & Kellogg, L.P. are affiliates of Goldman Sachs
  & Co. Goldman Sachs Asset Management serves as sub-advisor for the Partners Blue Chip Fund and two portfolios in Principal Investors Fund.
.. Chase Securities, J.P. Morgan/Chase, J.P.Morgan Investment Management Inc. and
  Robert Fleming, Inc. are affiliates of J.P.Morgan Securities, serves as sub-advisor for an account of Principal Variable Contracts Fund and a portfolio of Principal Investors Fund.
.. Lehman Brothers, Inc. and Neuberger Berman Management, Inc. affiliates of
  Neuberger Berman LLC which serves as a sub-advisor for an account of Principal Variable Contracts Fund, Inc. and a portfolio of Principal Investors Fund.

.. Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, serves as sub-advisor to one account of the Principal Variable Contracts Fund. .. National Financial Services is affiliated with Fidelity Management & Research
  Company which serves as a sub-advisor for two portfolios of Principal Investors Fund.
.. Advest, Inc., BNP Paribas Securities Corp and Sanford C. Bernstein & Co., LLC are affiliates of AllianceBernstein Investment Research and Management which sub-advises an account of the Principal Variable Contracts Fund, a portfolio in the Principal Investors Fund, Inc. and the Partners LargeCap Value Fund. Alliance serves as sub-advisor for a portfolio in Principal Investors Fund.
.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several of the Principal Mutual Funds, several portfolios of the Principal Investors Fund and several accounts of the Principal Variable Contracts Fund.
.. UBS Financial Services, UBS PaineWebber, UBS Securities and UBS Warburg are affliates of UBS Global AM which serves as sub-advisor to one account each of Principal Variable Contracts Fund and Principal Investors Fund and the Partners SmallCap Growth Fund.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                       COMMISSIONS PAID TO ADVEST, INC.
                        TOTAL DOLLAR   --AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2003                         110             0.06                     0.05
 Partners MidCap
 Growth
 2004                         597             0.33                     0.24
 2003                       1,360             0.83                     0.48




                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Blue Chip
 2004                         29              0.06                     0.09
 2003                        215              0.15                     0.28
 Partners Equity
 Growth
 2004                         25              0.01                     0.10
 Partners LargeCap
 Blend
 2004                         43              0.04                     0.17
 Partners MidCap
 Growth
 2004                          5              0.00                     0.01
 2003                        327              0.20                     0.81

                                    COMMISSIONS PAID TO BNP PARIBAS, INC.
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2004                       3,664             0.92                     0.56
 International
 2004                       6,330             0.39                     0.30
 International
 SmallCap
 2004                       1,942             0.60                     0.56



                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2002                        108              0.05                     0.06




                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                        5,055            3.09                      1.79
 2003                       12,665            4.70                      3.74
 2002                        7,008            3.59                      2.86
 Capital Value
 2004                      108,248            5.29                      3.81
 2003                       85,573            4.53                      4.22
 2002                      103,002            5.75                      5.32
 Equity Income
 2004                        9,170            3.03                      2.66
 2002                       10,265            4.80                      2.67
 Growth
 2004                       18,519            4.59                      4.27
 2003                       17,382            4.68                      4.23
 2002                        4,914            1.59                      1.70
 International
 Emerging Markets
 2004                          513            0.13                      0.18
 2003                          440            0.19                      0.25
 2002                        6,421            2.02                      2.30
 International
 2004                       42,739            2.61                      2.27
 2003                       75,754            6.69                      6.79
 2002                       54,173            5.56                      5.51
 International
 SmallCap
 2004                        7,399            2.27                      2.22
 2003                        9,898            3.72                      3.47
 2002                        4,398            2.47                      2.61
 LargeCap Stock Index
 2004                           84            0.64                      0.24
 MidCap
 2004                       29,643            4.68                      4.58
 2003                       31,132            4.50                      3.15
 2002                       57,785            6.35                      5.90
 Partners Blue Chip
 2004                        1,698            3.49                      3.56
 2003                        3,270            2.25                      1.86
 2002                        3,078            0.91                      0.72
 Partners Equity
 Growth
 2004                        6,371            2.95                      2.18
 2003                        9,406            4.89                      4.81
 2002                       19,789            8.63                      7.41
 Partners LargeCap
 Blend
 2004                        2,568            2.20                      1.51
 2003                        1,591            3.50                      2.09
 2002                        2,674            7.82                      3.79
 Partners LargeCap
 Value
 2004                        7,624           11.27                     12.67
 2003                          783            1.54                      1.69
 Partners MidCap
 Growth
 2004                       19,146           10.49                      9.65
 2003                       12,577            7.68                      7.80
 2002                        4,352            3.69                      2.11
 Partners SmallCap
 Growth
 2004                          271            0.85                      0.75
 2003                          205            1.10                      0.65
 2002                        2,956            3.26                      3.03
 Real Estate
 Securities
 2004                        5,577            3.74                      1.97
 2003                        2,572            2.48                      2.34
 2002                        3,708            3.64                      2.24
 SmallCap
 2004                       24,772            3.31                      3.11
 2003                       42,369            6.60                      6.46
 2002                       23,143            2.96                      2.34

                                   COMMISSIONS PAID TO GOLDMAN SACHS JBWERE
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 2004                        771              0.05                     0.03
 International
 SmallCap
 2004                        368              0.11                     0.08




                                    COMMISSIONS PAID TO J.P. MORGAN/CHASE
                                    -------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                          6              0.00                     0.00
 Partners Blue Chip
 2004                        336              0.69                     0.49
 Partners Equity
 Growth
 2002                         54              0.02                     0.05
 Partners LargeCap
 Blend
 2004                         45              0.04                     0.03
 Partners MidCap
 Growth
 2004                         86              0.05                     0.02
 Partners SmallCap
 Growth
 2004                        335              1.05                     0.30
 SmallCap
 2004                        266              0.04                     0.09

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                       2,103             1.28                     0.82
 2003                       6,319             2.35                     1.50
 2002                       4,870             2.49                     2.45
 Capital Value
 2004                      33,312             1.63                     1.97
 2003                      52,409             2.78                     1.85
 2002                      69,667             3.89                     3.77
 Equity Income
 2004                       8,339             2.75                     1.75
 2002                       3,286             1.54                     1.31
 Growth
 2004                       4,021             1.00                     1.12
 2003                       8,949             2.41                     1.49
 2002                       3,221             1.04                     1.17
 International
 Emerging Markets
 2004                      31,396             7.91                     5.38
 2003                      22,629             9.81                     8.00
 2002                      39,655            12.45                     9.53
 International
 2004                      93,157             5.69                     5.30
 2003                      47,012             4.15                     3.48
 2002                      30,805             3.16                     2.27
 International
 SmallCap
 2004                      12,663             3.88                     4.11
 2003                       2,764             1.04                     0.99
 2002                       2,815             1.58                     0.97
 MidCap
 2004                      15,870             2.50                     2.53
 2003                      26,224             3.79                     2.80
 2002                      40,785             4.48                     4.08
 Partners Blue Chip
 2004                         184             0.38                     0.51
 2002                       3,957             1.17                     0.72
 Partners Equity
 Growth
 2004                       5,247             2.43                     2.37
 2003                       6,209             3.23                     3.54
 2002                       7,943             3.46                     3.00
 Partners LargeCap
 Blend
 2004                       1,775             1.52                     0.72
 2003                          75             0.16                     0.22
 2002                       1,505             4.40                     2.52
 Partners MidCap
 Growth
 2004                       2,979             1.63                     1.32
 2003                       2,367             1.44                     1.25
 2002                       4,423             3.75                     2.32
 Partners SmallCap
 Growth
 2004                         190             0.60                     0.47
 2003                          30             0.16                     0.05
 2002                       4,230             4.67                     3.33
 Real Estate
 Securities
 2004                       2,305             1.55                     1.74
 2003                       2,730             2.63                     1.75
 2002                       4,210             4.14                     2.19
 SmallCap Fund
 2004                       4,202             0.56                     0.31
 2003                      12,451             1.94                     1.86
 2002                      17,068             2.18                     1.40

                                  COMMISSIONS PAID TO LEHMAN BROTHERS, INC.
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                        9,341            5.70                      5.62
 2003                       12,984            4.82                      4.88
 Capital Value
 2004                      170,301            8.33                      8.67
 2003                      105,603            5.59                      6.55
 Equity Income
 2004                       31,026           10.24                      8.86
 Growth
 2004                       22,580            5.59                      6.57
 2003                       48,319           13.02                     12.03
 International
 Emerging Markets
 2004                        6,044            1.52                      1.73
 2003                          255            0.11                      0.17
 International
 2004                      121,539            7.42                      6.75
 2003                       41,523            3.67                      3.88
 Insternational
 SmallCap
 2004                        9,617            2.95                      3.03
 2003                        4,137            1.55                      1.69
 LargeCap Stock Index
 2004                        8,648           66.42                     57.74
 2003                       10,587           86.14                     67.28
 MidCap
 2004                       57,671            9.10                      9.03
 2003                       53,657            7.75                      6.46
 Partners Blue Chip
 2004                        2,231            4.59                      3.85
 2003                          484            0.33                      0.63
 Partners Equity
 Growth
 2004                       14,252            6.60                      5.79
 2003                       10,142            5.27                      5.33
 Partners LargeCap
 Blend
 2004                        7,783            6.67                     16.17
 2003                        4,343            9.55                     11.79
 Partners LargeCap
 Value
 2004                          113            0.17                      0.15
 2003                          153            0.30                      0.07
 Partners MidCap
 Growth
 2004                       13,599            7.45                      6.70
 2003                       11,470            7.00                      6.95
 Partners SmallCap
 Growth
 2004                          798            2.51                      1.53
 2003                          260            1.40                      0.87
 Real Estate
 Securities
 2004                       14,489            9.73                     14.17
 2003                       15,356           14.80                     12.00
 SmallCap
 2004                       32,647            4.36                      3.71
 2003                       32,280            5.03                      3.96

\

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                        4,253            2.60                      2.23
 2003                       18,479            6.86                      6.96
 2002                       55,141           28.24                     30.13
 Capital Value
 2004                       69,888            3.42                      7.44
 2003                      140,761            7.45                      7.27
 2002                      119,251            6.65                      6.52
 Equity Income
 2004                        4,869            1.61                      1.63
 2002                        5,720            2.67                      1.58
 Growth
 2004                        7,132            1.77                      2.40
 2003                       22,481            6.06                      8.62
 2002                       12,513            4.06                      3.41
 International
 Emerging Markets
 2004                       54,031           13.60                     14.79
 2003                       28,775           12.48                     15.68
 2002                       43,482           13.65                     15.50
 International
 2004                      146,996            8.98                      8.16
 2003                      104,516            9.23                      9.41
 2002                       95,617            9.82                      9.60
 International
 SmallCap
 2004                       18,541            5.69                      5.28
 2003                       15,915            5.97                      5.31
 2002                        4,210            2.36                      2.48
 LargeCap Stock Index
 2004                          209            1.60                      2.78
 2003                           69            0.57                      1.12
 MidCap
 2004                       13,223            2.09                      2.31
 2003                       15,778            2.28                      6.16
 2002                       39,523            4.34                      8.55
 Partners Blue Chip
 2004                        5,460           11.24                     16.10
 2003                        3,454            2.38                      4.77
 2002                       30,599            9.05                      9.43
 Partners Equity
 Growth
 2004                          787            0.36                      0.43
 2003                          238            0.12                      0.14
 2002                        5,519            2.41                      3.24
 Partners LargeCap
 Blend
 2004                        5,793            4.97                      2.85
 2003                        2,801            6.16                      5.42
 2002                        1,772            5.18                      4.59
 Partners LargeCap
 Value
 2003                          435            0.85                      0.46
 Partners MidCap
 Growth
 2004                        3,912            2.14                      1.97
 2003                        7,621            4.65                      4.52
 2002                        3,132            2.65                      2.10
 Partners SmallCap
 Growth
 2004                        1,389            4.37                      6.86
 2003                          614            3.30                      1.80
 2002                        2,739            3.03                      2.70
 Real Estate
 Securities
 2004                        2,330            1.56                      1.57
 2003                        3,150            3.04                      4.30
 2002                        6,715            6.60                      4.24
 SmallCap
 2004                       24,211            3.23                      5.49
 2003                       41,291            6.43                      6.73
 2002                      188,377           24.10                     30.32

                               COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                        70               0.06                     0.03




                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2003                        315              0.16                     0.18
 2002                        950              0.41                     0.60
 Partners LargeCap
 Blend
 2004                          9              0.01                     0.02






                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                       7,779             4.75                      4.19
 2003                       6,969             2.59                      2.02
 2002                       8,883             4.55                      5.30
 Capital Value
 2004                      14,654             0.72                      0.67
 2003                      91,951             4.87                      4.37
 2002                      54,883             3.06                      2.47
 Growth
 2004                      11,930             2.95                      2.53
 2003                       8,726             2.35                      1.82
 2002                       3,745             1.21                      1.64
 International
 Emerging Markets
 2003                         240             0.10                      0.14
 2002                         195             0.06                      0.07
 International
 2004                       3,696             0.23                      0.23
 2002                       7,974             0.82                      0.89
 LargeCap Stock Index
 2004                          16             0.12                      0.13
 MidCap
 2004                       7,065             1.11                      1.62
 2003                      21,198             3.06                      4.06
 2002                      47,856             5.26                      6.19
 Partners Blue Chip
 2004                       1,061             2.18                      0.94
 2003                         490             0.34                      0.23
 2002                          46             0.01                      0.00
 Partners Equity
 Growth
 2004                       4,460             2.07                      1.59
 2003                       3,828             1.99                      2.13
 2002                       6,403             2.79                      2.97
 Partners LargeCap
 Blend
 2004                       1,155             0.99                      0.77
 2002                          20             0.06                      0.04
 Partners LargeCap
 Value
 2004                      45,310            66.98                     66.01
 2003                      29,729            58.29                     62.67
 2002                      46,165            96.70                     95.99
 Partners MidCap
 Growth
 2003                         794             0.48                      0.55
 2002                       1,230             1.04                      0.76
 Partners SmallCap
 Growth
 2004                          35             0.11                      0.04
 2003                         310             1.67                      1.83
 2002                         628             0.69                      0.63
 Real Estate
 Securities
 2003                         665             0.64                      0.60
 2002                       2,100             2.06                      2.38
 SmallCap
 2004                      25,172             3.36                      4.79
 2003                      24,676             3.85                      4.29
 2002                      13,918             1.78                      1.60

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Blue Chip
 2004                         675             1.39                     3.23
 2003                         177             0.12                     0.39
 Partners Equity
 Growth
 2004                           5             0.00                     0.02
 Partners LargeCap
 Blend
 2004                         144             0.12                     0.20
 Partners MidCap
 Growth
 2004                       4,376             2.40                     4.98
 2002                          41             0.03                     0.04
 Partners SmallCap
 Growth
 2004                         130             0.41                     0.16
 2002                         875             0.97                     0.95






                             COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT, INC.
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Equity Income (fka
 Utilities)
 2004                        9,945             3.28                     7.26
 2003                       29,623           100.00                   100.00
 2002                      110,145            51.46                    57.79






                               COMMISSIONS PAID TO UBS FINANCIAL SERVICES, INC.
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners SmallCap
 Growth
 2004                        10               0.03                     0.01



                                  COMMISSIONS PAID TO UBS PAINEWEBBER, INC.
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 SmallCap
 2003                       1,376             0.52                     0.24
 Partners MidCap
 Growth
 2003                         274             0.17                     0.12





                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2004                        9,874            6.03                      8.03
 Capital Value
 2004                      156,910            7.67                      9.58
 Equity Income
 2004                       39,319           12.98                      8.46
 Growth
 2004                       12,133            3.01                      3.50
 International
 Emerging Markets
 2004                       43,748           11.02                     13.07
 International
 2004                      233,389           14.25                     17.78
 International
 SmallCap
 2004                       38,254           11.73                     12.26
 LargeCap Stock Index
 2004                          532            4.09                      4.30
 MidCap
 2004                       41,190            6.50                      7.83
 Partners Blue Chip
 2004                          840            1.73                      1.49
 Partners Equity
 Growth
 2004                       10,847            5.02                      5.01
 Partners LargeCap
 Blend
 2004                        9,474            8.13                      6.08
 Partners LargeCap
 Value
 2004                        2,592            3.83                      5.33
 Partners MidCap
 Growth
 2004                        1,160            0.64                      0.45
 Real Estate
 Securities
 2004                       10,868            7.30                      5.67
 SmallCap
 2004                       35,057            4.68                      6.19

                                     COMMISSIONS PAID TO UBS WARBURG LLC
                        TOTAL DOLLAR ----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                       28,808           10.70                     15.09
 2002                        3,745            1.92                      1.89
 Capital Value
 2003                      179,127            9.48                     10.42
 2002                       38,815            2.17                      1.84
 Growth
 2003                       11,278            3.04                      2.59
 2002                       10,397            3.37                      1.81
 International
 Emerging Markets
 2003                       26,875           11.66                     13.80
 2002                       29,981            9.41                      8.06
 International
 2003                      136,492           12.05                     12.79
 2002                       93,699            9.62                     10.12
 International
 SmallCap
 2003                       28,711           10.78                     11.65
 2002                       30,937           17.36                     17.89
 MidCap
 2003                       38,970            5.63                      6.13
 2002                       18,456            2.03                      1.85
 Partners Blue Chip
 2003                        1,450            1.00                      0.48
 2002                        4,007            1.19                      1.12
 Partners Equity
 Growth
 2003                       14,627            7.60                      7.15
 2002                       12,622            5.51                      4.09
 Partners LargeCap
 Blend
 2003                          608            1.34                      0.57
 2002                           50            0.15                      0.17
 Partners MidCap
 Growth
 2003                        2,792            1.70                      1.30
 2002                        3,351            2.84                      1.74
 Partners SmallCap
 Growth
 2003                           45            0.24                      0.10
 2002                        2,302            2.54                      1.98
 Real Estate
 Securities
 2003                        2,215            2.13                      2.14
 2002                        3,591            3.53                      2.84
 SmallCap
 2003                       11,482            1.79                      1.58
 2002                       17,512            2.24                      2.22

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Manager or Sub-
Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Balanced, Bond, Capital Value, Equity Income, Growth, International,
--------------------------------------------------------------------
International Emerging Markets, International SmallCap, LargeCap Stock Index,
-----------------------------------------------------------------------------
MidCap, Real Estate Securities and SmallCap
-------------------------------------------

If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners Blue Chip
----------------------
Wellington Management has developed an allocation policy to assure fair treatment of all clients in situations where two or more clients' accounts participate simultaneously in a buy or sell program involving the same security. Essentially, this policy is structured on the basis of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry: the belief being that in most instances a pro rata allocation will assure fairness. However, the policy recognizes that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable. The overriding principle to be followed is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid the appearance of favoritism or discrimination among clients.

Portfolio managers must specify a specific amount of shares or number of bonds for each identified account at the time the order is placed. Except as noted, the executed portion of a transaction through a specific broker or dealer on the same trading day, combining two or more accounts regardless of the portfolio manager involved, will be allocated on a pro rata basis (to the nearest round trading lot). Each account involved would receive a percentage of the executed portion of the order based upon each account's percentage of the entire order. This procedure will apply to all accounts which are participating in the execution under the same trading circumstances (price limits, approximate time of entry, etc.). The allocations will be made at the average execution price calculated to three decimal places, or at prices mathematically closest to the average price. Wellington Management will make every effort to use a single average price in such allocations, and has the responsibility for all necessary documentation. Exceptions to these general policies include changes in the price limits on the part of the portfolio manager and situations where the size of a combined order appears to be unobtainable in relation to current trading activity.


Allocation of private placement securities begins with a determination of which accounts are permitted to participate based upon regulatory constraints and account guidelines and restrictions, including liquidity considerations. Thereafter, the principles of the general allocation policy applies to all eligible accounts for which portfolio managers express an interest.


When there are news events or a sense of urgency to trade, in the interest of fairness and to provide an opportunity for best execution of the entire order, Wellington Management's Trading Desk will make every effort to contact all appropriate managers. Incoming orders are placed on an equal time basis in calculating the pro rata allocations and the average price, provided that the time lapses between contact and order receipt appear reasonable in relation to the decision-making process on the part of the portfolio managers involved.


Direct trading between accounts is carried out under the provisions of S.E.C. Rule 17(a)-7, which stipulates that the price be equal to the last independent trade on a registered stock exchange or recognized market, and also that the transaction is consistent with the policy of each account involved. Also, no brokerage commission or other remuneration is to be paid in connection with the transaction, except the customary transfer fees.


If the security is traded over-the-counter, the same procedures will apply except that the price will be determined by the mean between the highest recorded bid and the lowest recorded offering.

Partners LargeCap Blend  - Federated
----------------------------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


Partners Equity Growth and Partners LargeCap Blend
------------------------------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.

For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Partners MidCap Growth
--------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

If the purchase or sale of securities consistent with the investment objectives of the accounts or one or more of the other clients for which GSAM, J.P. Morgan Investment or UBS Global AM acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each account or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
Each Fund offers investors two Classes of shares which bear sales charges in different forms and amounts: Class A and Class B shares. Purchases are generally made by completing an application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request. Certificates are not available for the Cash Management Fund.

Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.


Class A Shares
--------------
An investor who purchases less than $1 million of Class A shares (except Class A shares of the Cash Management Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of 0.75% (0.25% for the LargeCap Stock Index and Limited Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC that are exchanged into another Principal Mutual Fund will continue to be subject to the CDSC until the original 18-month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund, except the Cash

Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares
--------------
Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% (1.25% for the LargeCap Stock Index and Limited Term Bond Funds) if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (0.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares convert automatically into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro-rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Which arrangement between Class A and Class B shares is better for an investor?
-------------------------------------------------------------------------------
The decision as to which Class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which Class of shares are purchased.

SALES OF SHARES

Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


 Certain designated organizations are authorized to receive sell orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

PRICING OF SHARES
The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other broker-dealers through which shares of the Funds may be sold. Certain broker-dealers may not sell all Classes of shares.

In addition to the amounts paid to broker-dealers as a dealer concession, Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to broker-dealers who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain broker-dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. Broker-dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. In addition, Princor or its affiliates may provide financial support to broker-dealers that sell shares of the Funds. This support is based primarily on the amount of sales of Fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers support of, and participation in, Princor's marketing programs and the extent of a broker-dealer's marketing programs relating to the Funds. Financial support to broker-dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share Classes that have 12b-1 fees, from payments to Princor under such plans.


Class A shares
--------------
Class A shares of the Cash Management Fund is sold to the public at net asset value; no sales charge applies to purchases of the Cash Management Fund. Class A shares of the Growth-Oriented and Income-Oriented Funds are sold to the public at the net asset value plus a sales charge which as a percentage of the offering price according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                         ALL INCOME-ORIENTED FUNDS EXCEPT LIMITED TERM BOND FUND
                         ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                    4.25%      4.44%                                   3.75%
 $100,000 but less than $250,000                   3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                   2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                 1.50%      1.52%                                   1.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%


                        ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP STOCK INDEX FUND
                        ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 $100,000 but less than $250,000                   3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                             LARGECAP STOCK INDEX AND LIMITED TERM BOND FUNDS
                             ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                    1.25%      1.27%                                   1.00%
 $100,000 but less than $250,000                   1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                   0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                 0.50%      0.50%                                   0.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.25%





RIGHTS OF ACCUMULATION. . The applicable sales charge is determined by adding the current net asset value of any Class A shares and Class B shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A and Class B shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.75% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/ dealer other than Princor, the dealer should be advised of any shares already owned.


Investments made by an individual, or by an individual's spouse and children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.



STATEMENT OF INTENTION (SOI). . Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund) and Class B shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund) and Class B shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.


An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.

The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.



PURCHASES AT NET ASSET VALUE. . A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC and Principal Real
  Estate Investors, LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by using cash payments received from Principal Bank under its awards program; .. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from a terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

A CDSC is charged on shares purchase at NAV of such shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is 0.75%. The CDSC is calculated as a percentage of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.



PURCHASES AT A REDUCED SALES CHARGE. . DEATH BENEFIT PROCEEDS
A reduced sales charge is available for purchases of Class A shares of the Funds, except the LargeCap Stock Index and Limited Term Bond Funds, to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.)

                                           SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                           -----------------------          -------------------------
  AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
  ------------------                 ------------------------------------  -----------------
  Less than $500,000                      2.50%              2.56%                    2.10%
  $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

  $1,000,000 or more                 no sales charge



.. Employer Sponsored Plans. Class A shares of the Funds are offered at a reduced sales charge to fund certain sponsored Princor plans opened prior to March 1, 2002. These plans include: Retirement plans meeting the requirements of
  Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money

  Purchase Pension Plans) for which administrative services are provided by GWFS Equities, Inc.; and other employer-sponsored retirement plans that the Fund's transfer agent identifies as "listbill" plans (including 403(b) Plans, SIMPLE IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, and Payroll Deduction Plans ("PDP").

 If Class A shares are used to fund the plan, all plan investments (except investments made in 403(b) Plans) are treated as made by a single investor to determine whether a reduced sales charge is available. The sales charge for purchases of less than $250,000 is 3.75% as a percentage of the offering price and 3.90% of the net amount invested. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan (Class B shares are not available to plans administered by GWFS Equities, Inc.), contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments.


 A reduced sales charge for purchases of less than $500,000 is available to GWFS Equities, Inc. administered plans initially funded with Class B shares that converted to Class A share plans on December 15, 2003. The sales charge for purchases of less than $550,000 is 2.50% of the offering price and 2.56% of the net amount invested. The regular sales charge table for Class A shares applies to purchase of $500,000 or more by such plans.


The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.


Class B shares
--------------
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: a) shares acquired by reinvestment of distributions and b) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:


                                                                       FOR CERTAIN SPONSORED PLANS
 YEARS SINCE PURCHASE PAYMENTS MADE    CDSC AS A % OF DOLLAR AMOUNT   PURCHASING SHARES AFTER 2/1/98
 ----------------------------------    ----------------------------  --------------------------------
 2 years or less                                  4.00%                           3.00%
 more than 2 years, up to 4 years                 3.00                            2.00
 more than 4 years, up to 5 years                 2.00                            1.00
 more than 5 years, up to 6 years                 1.00                            None
 more than 6 years                                 None                           None




In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.


The CDSC is waived on redemptions of Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
.. from retirement plans to satisfy minimum distribution rules or to satisfy substantially equal periodic payment calculation rules under the Code;
.. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from accounts with small balances (values of less than $300);

.. through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
.. from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; from retirement plans qualified under
  Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55; or
.. from a retirement plan meeting the requirements of Section 401 of the Code
  (401(k), Profit Sharing and Money Purchase Pension Plans) that has provided us with its notice of intent (on or before November 30, 2002) to transfer its assets to a group annuity contract distributed by Principal Life.

Selected dealers may be paid a concession as shown:

                                                           % OF OFFERING PRICE
                                                           -------------------
 All purchases other than through Payroll Deduction
 Plans (PDP)
 All Funds except Cash Management, LargeCap Stock Index
 and Limited Term Bond                                            4.00%
 LargeCap Stock Index and Limited Term Bond                       1.25%
 PDP (accounts opened before March 1, 2002)
 All Funds except Cash Management, LargeCap Stock Index
 and Limited Term Bond                                            3.00%
 LargeCap Stock Index and Limited Term Bond                       0.75%


OFFERING PRICE

For all Funds except the Cash Management Fund
---------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except the Cash Management Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each Class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that Class, less all liabilities attributable to that Class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.


Cash Management Fund
--------------------
The share price of each Class of shares of the Cash Management Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of each Fund's securities and other assets, less liabilities, by the number each Fund's shares outstanding.

All securities held by the Cash Management Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, each Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Cash Management Fund requires each Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Cash Management Fund designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


MULTIPLE CLASS STRUCTURE


Rule 12b-1 of the 1940 Act, as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the 1940 Act, adopted the Distribution Plans as described below. No such Plan was adopted for Class A shares of the Cash Management Fund. Shareholders of each Class of shares of each Fund approved the adoption of the Plan for their respective Class of shares.


CLASS A DISTRIBUTION PLAN
Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

CLASS B DISTRIBUTION PLAN
Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (0.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to 0.25% to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.


GENERAL INFORMATION REGARDING DISTRIBUTION PLANS
A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

All fees paid under a Fund's Rule 12b-1 Plan are paid to Princor which may not not use such fees tso finance the distribution of the shares of another Fund.


If expenses under a Class A or Class B Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.


TAXATION OF THE FUNDS


It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


Dividends from net investment income will be eligible for a 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. Distributions from the Cash Management Fund and the Income-Oriented Funds are generally not eligible for the corporate dividend received deduction.


All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 30.0% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


If a shareholder a) incurs a sales load in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired and c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


SPECIAL TAX CONSIDERATIONS
Tax-Exempt Bond Fund
--------------------
The Tax-Exempt Bond Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.


International Growth-Oriented Funds
-----------------------------------
In each fiscal year when, at the close of such year, more than 50% of the value of the total assets of these Funds are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Fund and the amount which the Fund advises is their pro-rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Shareholders are then entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.

Futures Contracts and Options
-----------------------------
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Cash Management Fund Yield
--------------------------
The Cash Management Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 2004, the Cash Management Fund's yield was 1.22% for Class A and
1.46% for Class B. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2004, the Cash Management
Fund's effective yield was 1.23% for Class A and 1.47% for Class B.


The yield quoted at any time for the Cash Management Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Cash Management Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Cash Management Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periodsthat end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The following table shows as of October 31, 2004 average annual returns (net of sales charge) for Class A shares for each of the Funds for the periods indicated. Class A shares are generally sold subject to a sales charge.

 FUND                             1-YEAR          5-YEAR           10-YEAR
 ----                             ------          ------           -------
 Balanced                          1.29           -1.79             4.94
 Bond                              0.67            5.37             6.61
 Capital Value                     3.30           -1.95             7.27
 Equity Income                     6.48           -3.56             6.87
 Government Securities
 Income                           -1.01            4.86             6.51
 Growth                           -2.52           -9.71             3.67
 International Emerging
 Markets                          10.48            5.76            2.90/(1)/
 International                     9.99           -2.63             4.09
 International SmallCap           18.63            3.76            9.15/(1)/
 LargeCap Stock Index              6.73          -3.66/(2)/
 Limited Term Bond                 0.22            4.78            4.92/(3)/
 MidCap                            8.48            9.31            11.17
 Partners Blue Chip                2.45           -7.53             5.32
 Partners Equity Growth           -2.56          -7.36/(4)/
 Partners LargeCap Blend           1.96          -1.81/(5)/
 Partners LargeCap Value           5.23           4.13/(5)/
 Partners MidCap Growth           -4.28          -15.09/(//2//)/
 Partners SmallCap Growth         -3.82          -15.50/(5)/
 Real Estate                      23.05           18.94            10.05/(6)/
 SmallCap                          4.32            0.16            1.93/(6)/
 Tax-Exempt Bond                   0.34            5.02             5.92

 /(1)/ Period beginning August 29, 1997 and ending October 31, 2004. /(2)/ Period beginning March 1, 2000 and ending October 31, 2004. /(3)/ Period beginning February 29, 1996 and ending October 31, 2004. /(4)/ Period beginning November 1, 1999 and ending October 31, 2004. /(5)/ Period beginning December 22, 2000 and ending October 31, 2004. /(6)/ Period beginning December 31, 1997 and ending October 31, 2004.

The following table shows as of October 31, 2004 average annual returns (net of CDSC, if any) for Class B shares for each of the Funds for the periods indicated.

 FUND                             1-YEAR          5-YEAR           10-YEAR
 ----                             ------          ------           -------
 Balanced                           2.53          -1.74            5.52/(1)/
 Bond                               0.98           5.31            6.54/(1)/
 Capital Value                      4.83          -1.91            8.06/(1)/
 Equity Income                      8.06          -3.48            7.06/(1)/
 Government Securities
 Income                            -0.91           4.75            6.50/(1)/
 Growth                            -1.43          -9.52            4.60/(1)/
 International Emerging
 Markets                           12.39           5.89            3.06/(1)/
 International                     12.36          -2.46            5.16/(1)/
 International SmallCap            20.93           3.83            9.31/(2)/
 LargeCap Stock Index               6.63         -3.80/(//3//)/
 Limited Term Bond                  0.19           4.61            4.76/(1)/
 MidCap                            10.78           9.83            12.41/(1)/
 Partners Blue Chip                 3.88          -7.45            5.87/(1)/
 Partners Equity Growth            -1.35         -7.34/(//4//)/
 Partners LargeCap Blend            3.49         -1.78/(//4//)/
 Partners LargeCap Value            6.85          4.28/(//4//)/
 Partners MidCap Growth           -14.87         -14.87/(//5//)/
 Partners SmallCap Growth          -2.68         -15.51/(//4//)/
 Real Estate                       25.79          19.32            10.28/(6)/
 SmallCap                           5.87           0.27            2.07/(//6//)/
 Tax-Exempt Bond                    0.88           5.19            6.31/(1)/




 /(1) /Period beginning December 9, 1994 and ending October 31, 2004.
 /(2) /Period beginning August 29, 1997 and ending October 31, 2004. /(3)/ Period beginning March 1, 2000 and ending October 31, 2004.
 /(4)// /Period beginning November 1, 1999 and ending October 31, 2004. /(5)// /Period beginning December 22, 2000 and ending October 31, 2004. /(//6//) /Period beginning December 31, 1997 and ending October 31, 2004.


YIELD
Income-Oriented Funds
---------------------
Each Income-Oriented Fund computes a yield by:
.. calculating net investment income per share for a 30 day (or one month) period .. dividing the annualized net investment income by the maximum public offering price for Class A shares or the net asset value for Class B shares for the last day of the same period
.. annualizing net investment income per share, assuming semi-annual compounding.

The following table shows the yield for the Income-Oriented Funds:

                                                YIELD AS OF OCTOBER 31, 2004
                                                ----------------
 FUND                                             CLASS A          CLASS B
 ----                                             -------          -------
 Bond                                               3.41             3.32
 Government Securities Income                       3.69             3.06
 Limited Term Bond                                  2.38             2.17
 Tax-Exempt Bond                                    2.84             2.96




TAX-EQUIVALENT YIELD - TAX-EXEMPT BOND FUND ONLY
The Tax-Exempt Bond Fund computes a tax-equivalent yield by: ((Tax-exempt portion of the yield/ divided by (1 minus the tax bracket)) plus (any portion of the yield which is not tax-exempt).

                                               TAX-EQUIVALENT YIELD AS OF OCTOBER 31, 2004
                                               -------------------------------------------
                      10.0% ASSUMED  15.0% ASSUMED  25.0% ASSUMED       28.0% ASSUMED  33.0% ASSUMED  35.0% ASSUMED
                        TAX RATE       TAX RATE       TAX RATE            TAX RATE       TAX RATE       TAX RATE
                        --------       --------       --------            --------       --------       --------
 Class A                  3.16%          3.34%          3.79%               3.94%          4.24%          4.37%
 Class B                  3.29           3.48           3.95                4.11           4.42           4.55





 Class A
 Class B




GENERAL INFORMATION


Principal LargeCap Stock Index Fund, Inc. only
----------------------------------------------
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Fund. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, Fund SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


PROTECTION OF NON-PUBLIC INFORMATION
------------------------------------
A mutual fund and its investment adviser may disclose information regarding the Fund's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging nonpublic portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

POLICY. Each Funds and the Manager have adopted a policy of disclosing portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information:

 1) Daily to the Funds' portfolio pricing services to obtain prices for portfolio securities;

 2) Upon proper request to government regulatory agencies or to self regulatory organizations;

3) As needed to Ernst & Young, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young to the Funds;

 4) To the Fund adviser's or sub-adviser's proxy service provider to facilitate voting of proxies;

 5) To the Fund's custodians in connection with the services provided by the custodian to the Fund; and

 6) To such other third parties as the Funds' CCO, the Manager's CCO or legal counsel for the Funds or the Manager agrees in writing to provide such information in connection with the performance of a legitimate business purpose and for which such third party agrees to maintain the confidentiality of the information prior to the information being disclosed.

FINANCIAL STATEMENTS


The financial statements for the Funds appear in the Annual Report to Shareholders and are legally a part of this Statement of Additional Information. Reports on those statements from the Fund's independent registered public accounting firm, Ernst & Young LLP, are included in the Annual Report. The Annual Reports are furnished, without charge, to investors who request copies.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Fund follow.

                                                                    OCTOBER 2004
                        ALLIANCE CAPITAL MANAGEMENT L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                              FEDERATED INVESTORS

                      PROXY VOTING POLICIES AND PRACTICES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

General Policy
--------------

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.


Application to Specific Proposals
---------------------------------

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


Corporate Governance
--------------------

Generally, the Advisers will vote proxies:

.. In favor of the full slate of directors nominated in an uncontested election;


.. In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;


.. In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;


.. In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;


.. In favor of a proposal to ratify the board's selection of auditors, unless:
  (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and


.. In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.


Capital Structure
-----------------

Generally, the Advisers will vote proxies:

.. Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;


.. In favor of a proposal to reduce the amount of shares authorized for issuance
  (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);


.. In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and


.. In favor of a proposal authorizing a stock repurchase program.


Compensation and Stock Option Plans
-----------------------------------

Generally, the Advisers will vote proxies:

.. In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

.. Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and


.. Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.


Corporate Transactions and Contested Elections
----------------------------------------------

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


Shareholder Proposals
---------------------

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.


Cost/Benefit Analysis
---------------------

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

.. In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;


.. If the Advisers are directing votes for the same proxy on behalf of non-Index
  Funds, in the same manner as the non-Index Funds;


.. If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and


.. If none of the previous conditions apply, as recommended by the board;


in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                               FEDERATED INVESTORS

                            PROXY VOTING PROCEDURES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.


Proxy Voting Committee
----------------------

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:


    President of the Advisers (Keith Schappert)


    Vice Chairman of the Advisers (J. Thomas Madden)


    Chief Investment Officer for Global Equity (Stephen Auth)


    Director of Global Equity Research of the Advisers (Christopher Corapi)


    Investment Management Administrator (Lori Wolff)


A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


Employment of Proxy Voting Services
-----------------------------------

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.


The Advisers and IRRC shall take the following steps to implement these procedures:

.. The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.


.. The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.


.. IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.


.. If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.


.. IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.


Conflicts of Interest
---------------------

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.


In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:


 1) Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.


 2) Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

 3) If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

 4) If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

  . That the Advisers have a significant business relationship with the Interested Company;


  . The proposals regarding which proxies were cast;


  . Any material communications between the Advisers and the Interested Company regarding the proposal; and


  . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.


 5) Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
-------------

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                                                                    October 2003

                         GOLDMAN SACHS ASSET MANAGEMENT
                                   ("GSAM")*

                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.


PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.


Active Equity


Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio
Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.


In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.


As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.


Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.


Quantitative Equity


Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).


Use of Third-Party Service Providers


We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.


GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest


Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.


Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.


EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.


CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.


                ************************************************


                                                                      APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.


  1. Auditors

    Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent,
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  2. Board of Directors


    a. Voting on Director Nominees in Uncontested Elections

      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


    b. Classification/Declassification of the Board
      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.


    c. Independent Chairman (Separate Chairman/CEO)
      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


    d. Majority of Independent Directors/Establishment of Committees
      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


  3. Shareholder Rights


    a. Shareholder Ability to Act by Written Consent
      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.


    b. Shareholder Ability to Call Special Meetings
      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


    c. Supermajority Vote Requirements
      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.


    d. Cumulative Voting
      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


    e. Confidential Voting
      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.


  4. Proxy Contests


    a. Voting for Director Nominees in Contested Elections
      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


    b. Reimbursing Proxy Solicitation Expenses
      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

  5. Poison Pills

    Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  6. Mergers and Corporate Restructurings

    Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7. Reincorporation Proposals

    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  8. Capital Structure


    a. Common Stock Authorization
      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.


    b. Dual-class Stock
      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders
      . It is not designed to preserve the voting power of an insider or significant shareholder

  9. Executive and Director Compensation

    Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

    Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

    a. Management Proposals Seeking Approval to Reprice Options

    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      . Historic trading patterns
      . Rationale for the repricing
      . Value-for-value exchange
      . Option vesting
      . Term of the option
      . Exercise price
      . Participation

    b. Employee Stock Purchase Plans

    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    Vote FOR employee stock purchase plans where all of the following apply:
      . Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution is ten percent or less.

    Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

    c. Shareholder Proposals on Compensation
    Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

  10. Social and Environmental Issues

    These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

    In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)

                           STOCK PROXY VOTING POLICY
                            FOR ALL CLIENT ACCOUNTS

GENERAL POLICY

 1) Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:To vote shares of common stock in the long-term economic best interest of the clients.


 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS

For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."

CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

Philosophy: The Advisers are willing to defer to management on matters of a routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:selection of auditorsincreasing the authorized number of common shares election of unopposed independent directors


CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.

 5) Defensive Strategies. These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring. These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation. These proposals will be analyzed on a
    -----------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

Policy Established August, 1988Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                              PROXY VOTING REPORT
                        DETAILED PROXY VOTING GUIDELINES

I.THE BOARD OF DIRECTORS
  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.
  b) Chairman and CEO are the Same Person

    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  c) Majority of Independent Directors

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  d) Stock Ownership Requirements

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  e) Term of Office

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  f) Director and Officer Indemnification and Liability Protection

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  g) Charitable Contributions

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II.PROXY CONTESTS
  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.
  b) Reimburse Proxy Solicitation Expenses

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


III. AUDITORS

RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.

IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  b) Shareholder Ability to Remove Directors

    We vote AGAINST proposals that provide that directors may be removed only for cause.

    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  c) Cumulative Voting

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  d) Shareholder Ability to Call Special Meetings

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  e) Shareholder Ability to Act by Written Consent

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  f) Shareholder Ability to Alter the Size of the Board

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V.TENDER OFFER DEFENSES
  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  b) Fair Price Provisions

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  c) Greenmail

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  d) Pale Greenmail

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  e) Unequal Voting Rights

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  f) Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  g) Supermajority Shareholder Vote Requirement to Approve Mergers

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  h) White Squire Placements

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI.MISCELLANEOUS GOVERNANCE PROVISIONS
  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  b) Equal Access

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  c) Bundled Proposals

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  d) Shareholder Advisory Committees

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  b) Stock Distributions: Splits and Dividends

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  c) Reverse Stock Splits

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  d) Blank Check Preferred Authorization

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  e) Shareholder Proposals Regarding Blank Check Preferred Stock

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  f) Adjust Par Value of Common Stock

    We vote FOR management proposals to reduce the par value of common stock.

  g) Preemptive Rights

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  h) Debt Restructurings

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  i) Share Repurchase Programs

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION

  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  b) Shareholder Proposals to Limit Executive and Director Pay

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  c) Golden and Tin Parachutes

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  d) Employee Stock Ownership Plans (ESOPs)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  e) 401(k) Employee Benefit Plans

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX.STATE OF INCORPORATION
  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  b) Voting on Reincorporation Proposals

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X.MERGERS AND CORPORATE RESTRUCTURINGS
  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.
  b) Corporate Restructuring

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  c) Spin-offs

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  d) Asset Sales

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  e) Liquidations

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  f) Appraisal Rights

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  g) Changing Corporate Name

    We vote for changing the corporate name.


XI.MUTUAL FUND PROXIES
  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  b) Investment Advisory Agreement

    We vote on investment advisory agreements on a case-by-case basis.

  c) Fundamental Investment Restrictions

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  d) Distribution Agreements

    We vote on distribution agreements on a case-by-case basis.


XII.SOCIAL AND ENVIRONMENTAL ISSUES

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business


.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights

.. Product Integrity and Marketing


.. Human Resources Issues

                         T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

Investment Support Group. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

.. Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.
.. Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.
.. Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.
.. Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:
  . Corporate environmental practices;
  . Board diversity;
  . Employment practices and employment opportunity;
  . Military, nuclear power and related energy issues;
  . Tobacco, alcohol, infant formula and safety in advertising practices;
  . Economic conversion and diversification;
  . International labor practices and operating policies;
  . Genetically-modified foods;
  . Animal rights; and
  . Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.


VOTE EXECUTION AND MONITORING OF VOTING PROCESS


Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.


On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


MONITORING AND RESOLVING CONFLICTS OF INTEREST


The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.


Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.


Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.


T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC
                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.


DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                          VOTING GUIDELINES AND POLICY
                                  VERSION 2.0
                                 FEBRUARY 2004

Table of Contents


Global Voting and Corporate Governance Policy


A. General Corporate Governance Benchmarks..............................1

B. Proxy Voting Guidelines - Macro Rationales...........................3

C. Proxy Voting Disclosure Guidelines...................................7

D. Proxy Voting Conflict Guidelines.....................................8

                 GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.


3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.


To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.


A.GENERAL CORPORATE GOVERNANCE BENCHMARKS

  UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:
.. Board exercises judgment independently of management.
.. Separate Chairman and Chief Executive.
.. Board has access to senior management members.
.. Board is comprised of a significant number of independent outsiders.
.. Outside directors meet independently.
.. CEO performance standards are in place.
.. CEO performance is reviewed annually by the full board.
.. CEO succession plan is in place.
.. Board involvement in ratifying major strategic initiatives.
.. Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience. .. Board conducts the screening and selection process for new directors.
.. Shareholders should have the ability to nominate directors.
.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
.. Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
.. Employment contracts should not entrench management.
.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.
.. Incentive schemes should align management with shareholder objectives.
.. Employment policies should encourage significant shareholding by management and board members.
.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.
.. Long-term incentives should be linked to transparent long-term performance criteria.
.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.
.. Audit, consulting and other fees to the auditor are explicitly disclosed. .. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
.. Periodic (every 5 years) tender of the audit firm or audit partner.

B.PROXY VOTING GUIDELINES - MACRO RATIONALES

  Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.


  1. GENERAL GUIDELINES


    a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


      b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.


    c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.


    d. In general, we oppose proposals, which in our view, act to entrench management.


    e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.


    f. We will vote in favor of shareholder resolutions for confidential voting.


  2. BOARD OF DIRECTORS & AUDITORS


    a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


    b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.


    c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.


    d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.


    e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.


  3. COMPENSATION


    a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

    b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.


    c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.


    d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.


    e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.


    f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.


  4. GOVERNANCE PROVISIONS


    a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.


    b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.


    c. Any substantial new share issuance should require prior shareholder approval.


    d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.


    e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.


    f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.


    g. We will support proposals that enable shareholders to directly nominate directors.


  5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING


    a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


    b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.


  6. MERGERS, TENDER OFFERS & PROXY CONTESTS


    a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


  7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL


    a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.


    c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

  8. ADMINISTRATIVE & OPERATIONS


    a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


    b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.


  9. MISCELLANEOUS


    a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


    b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).


    c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.


    d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.


C.PROXY VOTING DISCLOSURE GUIDELINES
  . Upon request or as required by law or regulation, UBS Global Asset
    Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.
  . Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

  Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D.PROXY VOTING CONFLICT GUIDELINES

  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  . UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

        WELLINGTON MANAGEMENT COMPANY, LLPPROXY POLICIES AND PROCEDURES
                             Dated:  April 30, 2003


INTRODUCTION


Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington
Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES


 1) As a matter of policy, Wellington Management:Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.


 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.


 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.


 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.


 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.


 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.


 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.


 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


RESPONSIBILITY AND OVERSIGHT


Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting
--------------------


AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
--------------------

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR

EXCESSIVE COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A


INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES



COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .



.. Election of Directors:                                   For


.. Repeal Classified Board (SP):                           For


.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For


.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For


.. Require Board Committees to be Independent (SP):        For


.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case

.. Boards not Amending Policies That are Supported by a Majority of Shareholders:
  Withhold
  * vote* on all Directors seeking election the following year


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 For


.. Elect Supervisory Board/Corporate Assembly:             For



MANAGEMENT COMPENSATION .



.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Eliminate Golden Parachutes (SP):                       For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Recommend Senior Executives Own and Hold Company Stock, not Including Options
  (SP):                                                   For


.. Disclose All Executive Compensation (SP):               For



REPORTING OF RESULTS .

.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      For


.. Ratify Selection of Auditors and Set Their Fees:        For


.. Elect Statutory Auditors:                               For



   SHAREHOLDER VOTING RIGHTS. .

.. Adopt Cumulative Voting (SP): Against

.. Redeem or Vote on Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Restore Preemptive Rights:                              Case-by-Case


.. Adopt Confidential Voting (SP):                         For


.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against


.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .



.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Consider Non-Financial Effects of Mergers:              Against


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Issue Debt Instruments:                                 For



SOCIAL ISSUES .



.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  For


.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case



MISCELLANEOUS .



.. Approve Other Business:                                 Abstain


.. Approve Reincorporation:                                Case-by-Case




APPENDIX C

DISCLOSURE REGARDING PORTFOLIO MANAGERS


The following information relates to the portfolio managers responsible for day-to-day portfolio management as of March 1, 2005. The information only pertains to Funds which were effective as of the end of the most recent fiscal year.

APPENDIX C


The following information relates to the portfolio managers responsible for day-to-day portfolio management as of March 1, 2005. The information only pertains to Funds which were effective as of the end of the most recent fiscal year.

                               ALLIANCEBERNSTEIN
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     Principal Partners Large Cap Value Fund
                              Name of Fund/Account
          US Value Equity Investment Policy Group - Please see attached
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Alliance Capital Management LP
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)

        >>       registered investment companies: .............            17                       $6,700
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           196                       $7,735
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)

        >>       registered investment companies: .............            1                        $5,404
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                         $753
                                                                 -----------------------    ------------------------

The information set forth in the attached table is derived from our internal portfolio management assets under management recordkeeping system. We have presented this information in accordance with our understanding of the new SEC portfolio manager information disclosure rule. We believe this information is reasonably accurate but there may be variances due to differentials in account coding, structuring of these vehicles and account staffing.

We are in the process of continuing to thoroughly reconcile this data and will provide revised information upon verification.

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

       Investment Professional Conflict of Interest Disclosure
       As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

       Employee Personal Trading and the Code of Business Conduct and Ethics
       ---------------------------------------------------------------------
       Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

       Managing Multiple Accounts for Multiple Clients
       The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

       Allocating Investment Opportunities
       In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Alliance's compensation program for investment professionals/1/ is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
--------
        /1/ Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

         Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

         An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

         Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Jennifer Bergenfeld                                         2/23/2005
--------------------------------------------------            ----------------
     (Signature of person authorized to
        sign on behalf of the Sub-Advisor)                          (Date)


Jennifer Bergenfeld
------------------------------------------------------------------------------
                           (Printed Name of person signing)


Vice President & Counsel
------------------------------------------------------------------------------
                               (Title of person signing)


/s/Amy B. McCsnn
------------------------------------------------------------------------------
                         (INTERNAL USE: REVIEWER'S SIGNATURE)

                     US Value Equity Investment Policy Group

Team Description:
The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Ms. Fedak has been CIO--US value equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance in 2000. Previously, she had been a senior portfolio manager since joining the firm in 1984. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Mahedy was named Co-CIO--US Value equities in 2003. He continues to serve as director of research--US Value Equities, a position he has held since 2001.
Previously,   Mr.  Mahedy  was  a  senior   research   analyst  in   Bernstein's
institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University. Certified Public Accountant. Location: New York.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein's Proxy Voting
Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent 6 years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an A.B. in economics from Harvard, and an M.B.A. from the Stanford Graduate School of Business. Location: New York.

                             EMERALD ADVISERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
            PRINCIPAL PARTNERS SMALL CAP GROWTH (RETAIL) FUND, INC.
                            KENNETH G. MERTZ II, CFA
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.


Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees. Twelve
  ----------------------------------------------------------------------------
  owner/employees now either own or are eligible to purchase shares in the
  ------------------------------------------------------------------------
  company. Emerald believes it has a competitive compensation/incentive
  ---------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Kenneth G. Mertz II                                    12/20/04
  ----------------------                                    --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Kenneth G. Mertz II, CFA
  ------------------------
  Printed Name of person signing)


  President
  ---------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
            PRINCIPAL PARTNERS SMALL CAP GROWTH (RETAIL) FUND, INC.
                                STACEY L. SEARS
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.

Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees.
  ---------------------------------------------------------------------

  Twelve owner/employees now either own or are eligible to purchase shares in
  ---------------------------------------------------------------------------
  the company. Emerald believes it has a competitive compensation/incentive
  -------------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Stacey L. Sears                                        12/20/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Stacey L. Sears
  ---------------
  Printed Name of person signing)


  Senior Vice President/Portfolio Manager
  ---------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         GOLDMAN SACHS ASSET MANAGEMENT

      Portfolio Management Compensation Disclosure - Quantitative Equity Team

Base Salary and Performance Bonus. GSAM and the GSAM Quantitative Equity Team's (the "QE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of QE strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.


The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the S&P 500 Index.

GSAM and the QE Team's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.




                    Annex A - Portfolio Managers to be listed


-----------------------------------------------------------------------------
Fund Name                               PMs primarily responsible for
                                        day-to-day management of Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Principal Partners Blue Chip Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                        Melissa Brown
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                        Gary Chropuvka
-----------------------------------------------------------------------------

                    Annex B - List of Accounts as of 10/31/04

     Name of PM or Team Member             Type of Accounts           Total       Total Assets    # of Accounts     Total Assets
                                           ----------------                            -------
                                                                                                  Managed that
                                                                                                  Advisory Fee     that Advisory
                                                                  # of Accounts                     Based on       Fee Based on
                                                                               -                            -               -
                                                                     Managed                       Performance      Performance
Quantitative Equity Team
1.  _Melissa Brown_______             Registered Investment             30            6554
                                      Companies:
                                      Other Pooled Investment           5             2069              1               106
                                      Vehicles:
                                      Other Accounts:                   89            14546            18               3690


2. _Gary Chropuvka______              Registered Investment             31            6648
                                      Companies:
                                      Other Pooled Investment           5             2069              1               106
                                      Vehicles:
                                      Other Accounts:                  232            15821            18               3690


                        Annex C - Disclosure of Ownership


-------------------------------- ----------------------
Portfolio Manager                 Principal Blue Chip
-------------------------------- ----------------------
-------------------------------- ----------------------
Melissa Brown                              0
-------------------------------- ----------------------
-------------------------------- ----------------------
Gary Chropuvka                             0
-------------------------------- ----------------------


Due to Goldman Sachs Asset Management, L.P.'s ("GSAM") internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

                           PRINCIPAL GLOBAL INVESTORS

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL BALANCED FUND
                                   PAUL DOW
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     1,144,109,466
     other pooled investment
     vehicles:                                           3     6,534,277,617
     other accounts:                                     4       601,927,817


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Paul Dow                                               2/22/2005
  -----------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul Dow
  --------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL BALANCED FUND
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     1,144,109,466
     other pooled investment
     vehicles:                                           3     6,534,277,617
     other accounts:                                     4       601,927,817


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PRINCIPAL BOND FUND
                              WILLIAM C. ARMSTRONG
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,126,974,179
     other pooled investment
     vehicles:                                           3     6,008,367,995
     other accounts:                                    11       563,448,697


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/William C. Armstrong                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Armstrong
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PRINCIPAL BOND FUND
                                   LARRY POST
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5       484,635,998
     other pooled investment
     vehicles:                                          18     2,239,136,296
     other accounts:                                    39     3,232,291,030


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                 0
     other pooled investment
     vehicles:                                           6     1,625,664,013
     other accounts:                                    11       810,556,807



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Larry Post                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Larry Post
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PRINCIPAL BOND FUND
                                TIMOTHY WARRICK
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,126,974,179
     other pooled investment
     vehicles:                                           3     6,008,367,995
     other accounts:                                    11       563,448,697


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Timothy Warrick                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Timothy Warrick
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 CAPITAL VALUE
                                 JOHN PIHLBLAD
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      709,488,451
     other pooled investment
     vehicles:                                           2      485,779,878
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/John Pihlblad                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  John Pihlblad
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                CASH MANAGEMENT
                               MICHAEL R. JOHNSON
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       769,646,414
     other pooled investment
     vehicles:                                           1     4,050,965,773
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Michael R. Johnson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael R. Johnson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                CASH MANAGEMENT
                                   TRACY REEG
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       769,646,414
     other pooled investment
     vehicles:                                           1     4,050,965,773
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       17,611,582



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Tracy Reeg                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tracy Reeg
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                CASH MANAGEMENT
                                ALICE ROBERTSON
                           PRINCIPAL GLOBAL INVESTORS

 1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       769,646,414
     other pooled investment
     vehicles:                                           1     4,050,965,773
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Alice Robertson                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Alice Robertson
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                               EQUITY INCOME FUND
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

 1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2     120,426,294.77
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     0                  0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                                 MARK KARSTROM
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       448,421,170
     other pooled investment
     vehicles:                                           1     1,099,704,054
     other accounts:                                     1        44,477,279


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Mark Karstrom                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark Karstrom
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,045,806,140
     other pooled investment
     vehicles:                                           3     1,428,853,921
     other accounts:                                     3       292,479,793


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                     GROWTH
                                    PAUL DOW
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      562,579,970
     other pooled investment
     vehicles:                                           2      633,384,925
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Paul Dow                                               2/22/2005
  -----------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul Dow
  --------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                     GROWTH
                                 JEFF SCHWARTE
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5      816,682,816
     other pooled investment
     vehicles:                                           4      658,299,938
     other accounts:                                     5      160,880,453


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Jeff Schwarte                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Jeff Schwarte
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 INTERNATIONAL
                              PAUL H. BLANKENHAGEN
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       478,299,205
     other pooled investment
     vehicles:                                           1     1,611,134,574
     other accounts:                                     3        62,839,026


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Paul H. Blankenhagen                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul H. Blankenhagen
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 INTERNATIONAL
                                  JULIET COHN
                           PRINCIPAL GLOBAL INVESTORS

 1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          9      529,880,450
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Juliet Cohn                                            2/22/2005
  --------------                                            ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Juliet Cohn
  -----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                              MICHAEL A. MARUSIAK
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      115,705,180
     other pooled investment
     vehicles:                                           1      263,806,591
     other accounts:                                     7      267,535,645


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Michael A. Marusiak                                    2/22/2005
  ----------------------                                    ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael A. Marusiak
  -------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                               MICHAEL L. REYNAL
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      115,705,180
     other pooled investment
     vehicles:                                           1      263,806,591
     other accounts:                                     7      267,535,645


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Michael L. Reynal                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

  Michael L. ReynalPrinted Name of person signing)
  -----------------


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            INTERNATIONAL SMALL CAP
                               BRIAN W. PATTINSON
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2      147,040,109
     other pooled investment
     vehicles:                                           1      853,781,559
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Brian W. Pattinson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian W. Pattinson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LARGE CAP STOCK INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     1,144,108,466
     other pooled investment
     vehicles:                                           3     6,534,277,617
     other accounts:                                     4       601,927,817


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LIMITED TERM BOND FUND
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,045,806,140
     other pooled investment
     vehicles:                                           3     1,428,853,921
     other accounts:                                     3       292,479,793


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                     MIDCAP
                                K. WILLIAM NOLIN
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       979,481,897
     other pooled investment
     vehicles:                                           1     1,269,298,391
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/K. William Nolin                                       2/22/2005
  -------------------                                       ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  K. William Nolin
  ----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             REAL ESTATE SECURITIES
                                   KELLY RUSH
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      626,253,384
     other pooled investment
     vehicles:                                           1        3,506,660
     other accounts:                                    13       62,178,948


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       17,611,582



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Kelly Rush                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Kelly Rush
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                    SMALLCAP
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2      263,070,045
     other pooled investment
     vehicles:                                           2       44,735,387
     other accounts:                                    12      309,477,226


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                    SMALLCAP
                                  TODD SANDERS
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       283,182,270
     other pooled investment
     vehicles:                                           2     1,758,240,951
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Todd Sanders                                           2/22/2005
  ---------------                                           ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Todd Sanders
  ------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                TAX EXEMPT BOND
                                   TOM CATUS
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       448,421,170
     other pooled investment
     vehicles:                                           1     1,099,704,054
     other accounts:                                     1        44,477,279


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Tom Catus                                               2/22/2005
  ------------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tom Catus
  ---------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         T. ROWE PRICE ASSOCIATES, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
      PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
                                ROBERT W. SHARPS
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1     $ 39.9million
     other pooled investment
     vehicles:                                           1       67.3million
     other accounts:                                     3      666.5million



  Please note the information above does not include any of the funds for which
  T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.

  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      1/11/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
     PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                              WILLIAM J. STROMBERG
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
     PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                               RICHARD T. WHITNEY
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

6. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)

  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
     PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                           M. CHRISTINE WOJCIECHOWSKI
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1    $   99.9million
     other accounts:                                    10    $2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        TURNER INVESTMENT PARTNERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                     PRINCIPAL PARTNERS MIDCAP GROWTH FUND
                           TURNER MID CAP GROWTH TEAM

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Turner uses a team approach to manage each Fund. The Turner Mid Cap Growth Team is comprised of Christopher McHugh (lead manager), William C. McVail and Robert
E. Turner (co-managers). Each portfolio manager has decision-making authority with respect to the daily buy and sell decisions of the Fund's portfolio, with the lead portfolio manager as the final authority.


Please provide the following information as of October 31, 2004* (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

* The account information below represents assets as of September 30, 2004.


Christopher McHugh (lead manager)
---------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19     2,067,467,486
     other pooled investment
     vehicles:                                           3         2,086,707
     other accounts:                                    59     3,372,558,591



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250



William C. McVail (co-manager)
------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17     2,407,066,101
     other pooled investment
     vehicles:                                           2           466,246
     other accounts:                                    75     3,455,401,608



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250

Robert E. Turner (co-manager)

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          27    3,999,785,655
     other pooled investment
     vehicles:                                            3        2,086,707
     other accounts:                                    106    4,423,017,046



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1      768,178,128
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1        7,482,650



A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


NONE

  /s/Calvin Fisher                                          January 7, 2005
  ----------------                                          ---------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Calvin Fisher
  -------------
  Printed Name of person signing)


  Manager, Mutual Funds Administration
  ------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PRINCIPAL SMALL CAP GROWTH FUND
                                  PAUL GRAHAM
                                DAVID N. WABNIK
                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                                OCTOBER 31, 2004

Please note that both Paul Graham and David Wabnik have access to additional equity analysts. An organizational chart is available upon request.


Question #1


They manage 14 Small Cap Growth accounts and 1 SMID Cap Growth account.


The breakout of the Growth Accounts by account type is as follows:

.. 7 registered mutual funds, 6 of which are sub-advised and in all but 1 of the 6 we are a manager among other managers. The approximate total assets are $755 million.
.. 2 unregistered commingled funds. The approximate assets are $ 480 million.
.. 6 separate accounts. The total approximate assets are $ 319 million.
.. The portfolio managers' Small Cap Growth model is also available on 6 wrap platforms.

Of the 14 Small Cap Growth accounts, 13 are managed to the same model. The portfolio management team manages the model. The account that does not follow the model excludes one asset class. There are no perceived conflicts between accounts and dispersion between accounts is small due to the use of the model. The model may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.


Question #2


The portfolio managers receive a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the Interests of our clients. Overall compensation can be grouped into four categories:

.. Competitive salary, benchmarked to maintain competitive compensation opportunities.
.. Annual bonus, tied to individual contributions and investment performance. .. UBS equity awards, promoting company-wide success and employee retention. .. Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.


Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.


UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.


Question #3


The portfolio managers own shares of the UBS registered mutual fund. As that fund is not the registrant at issue here, they are not required to disclose the amount invested.


  /s/Rachel M. Wood                                         1/7/05
  -----------------                                         ------
  Rachel M. Wood                                            Date


  Associate Director
  ------------------

                       WELILNGTON MANAGEMENT COMPANY, LLP

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                                 MAYA K. BITTAR
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    34         2,736.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------

  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                               JEFFREY L. KRIPKE
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    41         2,734.9


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                              MATTHEW E. MEGARGEL

                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19        $5,179.8
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    33         2,736.4


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other Accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                               MICHAEL D. RODIER
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          7        $2,076.6
     other pooled investment
     vehicles:                                          11           903.8
     other accounts:                                    84         3,762.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3

  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  FOR EXAMPLE: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                             EMERALD ADVISERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
            PRINCIPAL PARTNERS SMALL CAP GROWTH (RETAIL) FUND, INC.
                            KENNETH G. MERTZ II, CFA
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.


Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees. Twelve
  ----------------------------------------------------------------------------
  owner/employees now either own or are eligible to purchase shares in the
  ------------------------------------------------------------------------
  company. Emerald believes it has a competitive compensation/incentive
  ---------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Kenneth G. Mertz II                                    12/20/04
  ----------------------                                    --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Kenneth G. Mertz II, CFA
  ------------------------
  Printed Name of person signing)


  President
  ---------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
            PRINCIPAL PARTNERS SMALL CAP GROWTH (RETAIL) FUND, INC.
                                STACEY L. SEARS
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.

Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees.
  ---------------------------------------------------------------------

  Twelve owner/employees now either own or are eligible to purchase shares in
  ---------------------------------------------------------------------------
  the company. Emerald believes it has a competitive compensation/incentive
  -------------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Stacey L. Sears                                        12/20/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Stacey L. Sears
  ---------------
  Printed Name of person signing)


  Senior Vice President/Portfolio Manager
  ---------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         GOLDMAN SACHS ASSET MANAGEMENT

      Portfolio Management Compensation Disclosure - Quantitative Equity Team

Base Salary and Performance Bonus. GSAM and the GSAM Quantitative Equity Team's (the "QE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of QE strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.


The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the S&P 500 Index.

GSAM and the QE Team's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.




                    Annex A - Portfolio Managers to be listed


-----------------------------------------------------------------------------
Fund Name                               PMs primarily responsible for
                                        day-to-day management of Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Principal Partners Blue Chip Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                        Melissa Brown
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                        Gary Chropuvka
-----------------------------------------------------------------------------

                    Annex B - List of Accounts as of 10/31/04

     Name of PM or Team Member             Type of Accounts           Total       Total Assets    # of Accounts     Total Assets
                                           ----------------                            -------
                                                                                                  Managed that
                                                                                                  Advisory Fee     that Advisory
                                                                  # of Accounts                     Based on       Fee Based on
                                                                               -                            -               -
                                                                     Managed                       Performance      Performance
Quantitative Equity Team
1.  _Melissa Brown_______             Registered Investment             30            6554
                                      Companies:
                                      Other Pooled Investment           5             2069              1               106
                                      Vehicles:
                                      Other Accounts:                   89            14546            18               3690


2. _Gary Chropuvka______              Registered Investment             31            6648
                                      Companies:
                                      Other Pooled Investment           5             2069              1               106
                                      Vehicles:
                                      Other Accounts:                  232            15821            18               3690


                        Annex C - Disclosure of Ownership


-------------------------------- ----------------------
Portfolio Manager                 Principal Blue Chip
-------------------------------- ----------------------
-------------------------------- ----------------------
Melissa Brown                              0
-------------------------------- ----------------------
-------------------------------- ----------------------
Gary Chropuvka                             0
-------------------------------- ----------------------


Due to Goldman Sachs Asset Management, L.P.'s ("GSAM") internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

                           PRINCIPAL GLOBAL INVESTORS

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL BALANCED FUND
                                   PAUL DOW
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     1,144,109,466
     other pooled investment
     vehicles:                                           3     6,534,277,617
     other accounts:                                     4       601,927,817


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Paul Dow                                               2/22/2005
  -----------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul Dow
  --------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL BALANCED FUND
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     1,144,109,466
     other pooled investment
     vehicles:                                           3     6,534,277,617
     other accounts:                                     4       601,927,817


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PRINCIPAL BOND FUND
                              WILLIAM C. ARMSTRONG
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,126,974,179
     other pooled investment
     vehicles:                                           3     6,008,367,995
     other accounts:                                    11       563,448,697


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/William C. Armstrong                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Armstrong
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PRINCIPAL BOND FUND
                                   LARRY POST
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5       484,635,998
     other pooled investment
     vehicles:                                          18     2,239,136,296
     other accounts:                                    39     3,232,291,030


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                 0
     other pooled investment
     vehicles:                                           6     1,625,664,013
     other accounts:                                    11       810,556,807



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Larry Post                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Larry Post
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PRINCIPAL BOND FUND
                                TIMOTHY WARRICK
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,126,974,179
     other pooled investment
     vehicles:                                           3     6,008,367,995
     other accounts:                                    11       563,448,697


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Timothy Warrick                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Timothy Warrick
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 CAPITAL VALUE
                                 JOHN PIHLBLAD
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      709,488,451
     other pooled investment
     vehicles:                                           2      485,779,878
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/John Pihlblad                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  John Pihlblad
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                CASH MANAGEMENT
                               MICHAEL R. JOHNSON
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       769,646,414
     other pooled investment
     vehicles:                                           1     4,050,965,773
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Michael R. Johnson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael R. Johnson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                CASH MANAGEMENT
                                   TRACY REEG
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       769,646,414
     other pooled investment
     vehicles:                                           1     4,050,965,773
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       17,611,582



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Tracy Reeg                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tracy Reeg
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                CASH MANAGEMENT
                                ALICE ROBERTSON
                           PRINCIPAL GLOBAL INVESTORS

 1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       769,646,414
     other pooled investment
     vehicles:                                           1     4,050,965,773
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Alice Robertson                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Alice Robertson
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                               EQUITY INCOME FUND
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

 1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2     120,426,294.77
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     0                  0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                                 MARK KARSTROM
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       448,421,170
     other pooled investment
     vehicles:                                           1     1,099,704,054
     other accounts:                                     1        44,477,279


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Mark Karstrom                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark Karstrom
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,045,806,140
     other pooled investment
     vehicles:                                           3     1,428,853,921
     other accounts:                                     3       292,479,793


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                     GROWTH
                                    PAUL DOW
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      562,579,970
     other pooled investment
     vehicles:                                           2      633,384,925
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Paul Dow                                               2/22/2005
  -----------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul Dow
  --------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                     GROWTH
                                 JEFF SCHWARTE
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5      816,682,816
     other pooled investment
     vehicles:                                           4      658,299,938
     other accounts:                                     5      160,880,453


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Jeff Schwarte                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Jeff Schwarte
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 INTERNATIONAL
                              PAUL H. BLANKENHAGEN
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4       478,299,205
     other pooled investment
     vehicles:                                           1     1,611,134,574
     other accounts:                                     3        62,839,026


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Paul H. Blankenhagen                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul H. Blankenhagen
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 INTERNATIONAL
                                  JULIET COHN
                           PRINCIPAL GLOBAL INVESTORS

 1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          9      529,880,450
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Juliet Cohn                                            2/22/2005
  --------------                                            ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Juliet Cohn
  -----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                              MICHAEL A. MARUSIAK
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      115,705,180
     other pooled investment
     vehicles:                                           1      263,806,591
     other accounts:                                     7      267,535,645


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Michael A. Marusiak                                    2/22/2005
  ----------------------                                    ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael A. Marusiak
  -------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                               MICHAEL L. REYNAL
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      115,705,180
     other pooled investment
     vehicles:                                           1      263,806,591
     other accounts:                                     7      267,535,645


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Michael L. Reynal                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

  Michael L. ReynalPrinted Name of person signing)
  -----------------


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            INTERNATIONAL SMALL CAP
                               BRIAN W. PATTINSON
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2      147,040,109
     other pooled investment
     vehicles:                                           1      853,781,559
     other accounts:                                     0                0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Brian W. Pattinson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian W. Pattinson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LARGE CAP STOCK INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     1,144,108,466
     other pooled investment
     vehicles:                                           3     6,534,277,617
     other accounts:                                     4       601,927,817


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LIMITED TERM BOND FUND
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          4     1,045,806,140
     other pooled investment
     vehicles:                                           3     1,428,853,921
     other accounts:                                     3       292,479,793


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                     MIDCAP
                                K. WILLIAM NOLIN
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       979,481,897
     other pooled investment
     vehicles:                                           1     1,269,298,391
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/K. William Nolin                                       2/22/2005
  -------------------                                       ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  K. William Nolin
  ----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             REAL ESTATE SECURITIES
                                   KELLY RUSH
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      626,253,384
     other pooled investment
     vehicles:                                           1        3,506,660
     other accounts:                                    13       62,178,948


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       17,611,582



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Kelly Rush                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Kelly Rush
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                    SMALLCAP
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2      263,070,045
     other pooled investment
     vehicles:                                           2       44,735,387
     other accounts:                                    12      309,477,226


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                    SMALLCAP
                                  TODD SANDERS
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       283,182,270
     other pooled investment
     vehicles:                                           2     1,758,240,951
     other accounts:                                     0                 0


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Todd Sanders                                           2/22/2005
  ---------------                                           ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Todd Sanders
  ------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                TAX EXEMPT BOND
                                   TOM CATUS
                           PRINCIPAL GLOBAL INVESTORS

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3       448,421,170
     other pooled investment
     vehicles:                                           1     1,099,704,054
     other accounts:                                     1        44,477,279


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000

  /s/Tom Catus                                               2/22/2005
  ------------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tom Catus
  ---------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         T. ROWE PRICE ASSOCIATES, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
      PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
                                ROBERT W. SHARPS
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1     $ 39.9million
     other pooled investment
     vehicles:                                           1       67.3million
     other accounts:                                     3      666.5million



  Please note the information above does not include any of the funds for which
  T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.

  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      1/11/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
     PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                              WILLIAM J. STROMBERG
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
     PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                               RICHARD T. WHITNEY
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

6. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)

  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
     PRINCIPAL MUTUAL FUNDS - PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                           M. CHRISTINE WOJCIECHOWSKI
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1    $   99.9million
     other accounts:                                    10    $2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        TURNER INVESTMENT PARTNERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                     PRINCIPAL PARTNERS MIDCAP GROWTH FUND
                           TURNER MID CAP GROWTH TEAM

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Turner uses a team approach to manage each Fund. The Turner Mid Cap Growth Team is comprised of Christopher McHugh (lead manager), William C. McVail and Robert
E. Turner (co-managers). Each portfolio manager has decision-making authority with respect to the daily buy and sell decisions of the Fund's portfolio, with the lead portfolio manager as the final authority.


Please provide the following information as of October 31, 2004* (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

* The account information below represents assets as of September 30, 2004.


Christopher McHugh (lead manager)
---------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19     2,067,467,486
     other pooled investment
     vehicles:                                           3         2,086,707
     other accounts:                                    59     3,372,558,591



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250



William C. McVail (co-manager)
------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17     2,407,066,101
     other pooled investment
     vehicles:                                           2           466,246
     other accounts:                                    75     3,455,401,608



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250

Robert E. Turner (co-manager)

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          27    3,999,785,655
     other pooled investment
     vehicles:                                            3        2,086,707
     other accounts:                                    106    4,423,017,046



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1      768,178,128
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1        7,482,650



A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


NONE

  /s/Calvin Fisher                                          January 7, 2005
  ----------------                                          ---------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Calvin Fisher
  -------------
  Printed Name of person signing)


  Manager, Mutual Funds Administration
  ------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PRINCIPAL SMALL CAP GROWTH FUND
                                  PAUL GRAHAM
                                DAVID N. WABNIK
                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                                OCTOBER 31, 2004

Please note that both Paul Graham and David Wabnik have access to additional equity analysts. An organizational chart is available upon request.


Question #1


They manage 14 Small Cap Growth accounts and 1 SMID Cap Growth account.


The breakout of the Growth Accounts by account type is as follows:

.. 7 registered mutual funds, 6 of which are sub-advised and in all but 1 of the 6 we are a manager among other managers. The approximate total assets are $755 million.
.. 2 unregistered commingled funds. The approximate assets are $ 480 million.
.. 6 separate accounts. The total approximate assets are $ 319 million.
.. The portfolio managers' Small Cap Growth model is also available on 6 wrap platforms.

Of the 14 Small Cap Growth accounts, 13 are managed to the same model. The portfolio management team manages the model. The account that does not follow the model excludes one asset class. There are no perceived conflicts between accounts and dispersion between accounts is small due to the use of the model. The model may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.


Question #2


The portfolio managers receive a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the Interests of our clients. Overall compensation can be grouped into four categories:

.. Competitive salary, benchmarked to maintain competitive compensation opportunities.
.. Annual bonus, tied to individual contributions and investment performance. .. UBS equity awards, promoting company-wide success and employee retention. .. Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.


Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.


UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.


Question #3


The portfolio managers own shares of the UBS registered mutual fund. As that fund is not the registrant at issue here, they are not required to disclose the amount invested.


  /s/Rachel M. Wood                                         1/7/05
  -----------------                                         ------
  Rachel M. Wood                                            Date


  Associate Director
  ------------------

                       WELILNGTON MANAGEMENT COMPANY, LLP

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                                 MAYA K. BITTAR
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    34         2,736.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------

  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                               JEFFREY L. KRIPKE
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    41         2,734.9


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                              MATTHEW E. MEGARGEL

                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19        $5,179.8
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    33         2,736.4


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other Accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PRINCIPAL PARTNERS BLUE CHIP FUND
                               MICHAEL D. RODIER
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          7        $2,076.6
     other pooled investment
     vehicles:                                          11           903.8
     other accounts:                                    84         3,762.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3

  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  FOR EXAMPLE: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------

     (a)  (1)    Articles Supplementary (filed 2/26/96)
          (2)    Articles of Amendment and Restatement (filed 12/30/98)
          (3)    Articles Supplementary (filed 12/29/99)
          (4)    Articles Supplementary (filed 2/26/03)

     (b)         By-laws (filed 12/31/03)

     (d)  (1)    Management Agreement (filed 2/26/96)
          (2) Amendment & Restatement of Management Agrmt dated 1/1/98 (filed 12/30/98)
          (3) Amendment & Restatement of Management Agrmt dated 1/1/00 (filed 12/31/03)
          (4)    Amended & Restated Management Agrmt dated 10/22/03
                    (filed 12/31/03)
          (5)    Sub-Advisory Agreement (filed 2/26/96)
          (6)    4th Amdt. to Sub-Advisory Agreement w/Invista (filed 02/25/02)
          (7)    2nd Amdt. to Sub-Advisory Agreement w/PCII (filed 02/25/02)
          (8)    Sub-Advisory Agreement w/PCII dated 10-20-00 (filed 12/31/03)
          (9) 3rd Amdt. to Sub-Advisory Agreement w/Invista dated 12/12/00 (filed 12/31/03)
          (10) Amendment to Sub-Advisory Agreement w/PCII dated 12/12/00 (filed 12/31/03)
          (11) Amendment and Restatement of Sub-Adv. Agreement w/PGI dated 10/24/03 (filed 12/31/03)
          (12)   Amended & Restated Management Agreement dated 03/11/04 *
          (13)   Amended & Restated Sub-Adv. Agreement w/PGI dated 04/01/04 *

     (e)  (1)    Amended & Restated Distribution Agreement(filed 12/30/02)
          (2)    Selling Agreement (filed 12/31/03)
          (3)    Amended & Restated Distribution Agreement dated 3/11/04 *

     (f)         N/A

     (g)         Custodian Agreement (filed 2/26/96)

     (h)  (1)    Amended & Restated Transfer Agency & Shareholder Services
                 Agreement (filed 12/30/02)
          (2)    Investment Service Agreement (filed 2/26/96)
          (3)    Amended & Restated Transfer Agency & Shareholder Services
                 Agreement dated 10/22/03 *

     (i)         Legal Opinion (filed 2/26/96)

     (j)         Consents of Auditors*

     (k)         Financial Statements included in this Registration
                 Statement:
          (1)    Part A:
                      Financial Highlights for each of the five years in the period ended October 31, 2004.*
          (2)    Part B:
                      None
          (3) Annual Report to Shareholders filed under Rule N-30D-1 on December 28, 2004***

     (l)         Initial Capital Agreement (filed 2/26/96)

     (m)         Rule 12b-1 Plan

          (1)    A Share Plan (filed 12/14/95)
          (2)    B Share Plan (filed 12/14/95)
          (3)    C Share Plan (filed 12/29/99)
          (4)    R Share Plan (filed 12/14/95)

     (n)         N/A

     (o)         Rule 18f-3 Plan (filed 12/31/03)

     (p)         Code of Ethics

          (1)    Principal Management Corporation (filed 12/31/03)
          (2)    Invista Capital Management (filed 2/28/2000)
          (3)    Principal Capital Income Investors (filed 2/26/2001)
          (4)    Sr. & Executive Officers Code of Ethics (Sarbanes)
                     (filed 12/31/03)
          (5)    Principal Global Investors *

*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. JF Molloy & Associates, Inc. (an Indiana Corporation) A third party administrator for group medical coverage.

          e. Molloy Medical Management Company, Inc. (an Indiana Corporation) a company that provides medical calins-related services to JF Molloy & Associates, Inc.

          f. Molloy Wellness Company (an Indiana Corporation) a company that provides health and wellness-related services.

          g. Principal Health Insurance Company (Iowa) a stock life insurance company engaged in the business of health insurance.

          h. Principal Global Investors Holding Company, Inc. (Delaware) a holding company.

          i. ING/Principal Pensions Co., Ltd. (Japan) a Japanese pension company.

          j. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          k. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          l. Principal Financial Services (Australia), Inc. an Iowa holding company.

          m. Principal Investors Corporation (New Jersey) a general business corporation that holds investments.

          n. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          o.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          c. Principal Insurance Company (Hong Kong) Limited a Hong Kong company that sells insurance and pension products.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e.   Principal Trust Company(Asia) Limited (Hong Kong) a trust company

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal  Mexico  Servicios,  S.A.  de C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          j. Distribuidora Principal Mexico, S.A. de C.V. (Mexico) a company established to be the employer of Mexico sales employees.

          k. Principal Genera, S.A. De C.V., Operadora De Fondos De Inversion (Mexico) a mutual fund company.

          l.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal Global Investors Holding Company, Inc.

          a. Principal Global Investors (Ireland) Limited an Ireland company that engages in funds management.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          Subsidiaries  wholly-owned by Principal  Financial  Group  (Mauritius)
          Ltd.

          a. Principal Asset Management Company Private Limited (India) an India asset management company.

          b. Principal Trustee Company Private Limited (India) a trustee for mutual funds.

          c.   PNB Principal Financial Planners Private Limited

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group, LLC (Delaware) a limited liability company engaged in marketing products for the Principal Financial Group, Inc.

          b.   Principal Real Estate Fund Investors, LLC


          c.   Principal  Global  Investors,  LLC  (a  Delaware  Corporation)  a
               limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          e. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          f. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          g. Executive Benefit Services, Inc. (North Carolina) a corporation which engages in marketing, sales and administration of executive benefit services.

          h.   BCI Group, LLC (Delaware) a limited liability company.

         Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 13.38% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 3, 2005.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 4.22% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 24.71% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Fund, Inc. (a Maryland Corporation) 10.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.62% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.02% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.22% of shares outstanding of the Bond & Mortgage Securitites Fund,
               6.96% of shares outstanding of the Capital Preservation Fund, 0.02% of shares outstanding of the Governement Securities Fund,
               0.04%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.19% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.06% of shares outstanding of the High Quality Short-Term Bond Fund,
               99.99% of shares outstanding of the High Yield Fund, 98.72% of shares outstanding of the Inflation Protection Fund, 17.56% of shares outstanding of the International Emerging Markets Fund,
               16.31% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 0.02% of shares outstanding of the LargeCap Blend Fund I, 20.74% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 25.83% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 0.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.31% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               34.92% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 44.17% of shares outstanding of the Partners LargeCap Value
               Fund I,
               72.85% of shares outstanding of the Partners LargeCap Value
               Fund II,
               0.06% of shares outstanding of the Partners MidCap Growth Fund, 0.04% of shares outstanding of the Partners MidCap Growth Fund I, 100.00% of shares outstanding of the Partners MidCap Growth
               Fund II,
               0.04% of shares outstanding of the Partners MidCap Value Fund, 0.01% of shares outstanding of the Partners MidCap Value Fund
               I,
               0.11% of shares outstanding of the Partners SmallCap Blend Fund, 0.01% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               69.31% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 0.27% of shares outstanding of the Partners SmallCap Value Fund I,
               83.88% of shares outstanding of the Partners SmallCap Value Fund II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 16.36% of shares outstanding of the SmallCap Blend Fund, 0.14% of shares outstanding of the SmallCap Growth Fund, 0.01% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.16% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 3, 2005: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.


          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a.   Principal  Global  Investors   (Australia)  Service  Company  Pty
               Limited a company established to be the employer of Australian employees.

          b. Principal Capital Global Investors Limited (Australia) An SEC registered investment advisor which manages international funds (non-Australian) residents).

          c. Principal Financial Group Australia Pty Ltd. an Australian holding company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary wholly-owned by Principal Asset Management Company (Asia) Limited (Hong Kong):

          a.   Principal Fund Management (Hong Kong) Limited

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Global Investors (Asia) Limited a Hong Kong company that provides sales, marketing and client services support for Principal Capital management funds and institutional investors.

          b. Principal Nominee Company (Hong Kong) Limited a Hong Kong company that provides nominee services and administration to Hong Kong clients.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Principal Siefore, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Global Columbus Circle, LLC (a Delaware Corporation) a limited liability company serving as a holding company.

          b. Post Advisory Group, LLC (Delaware) a limited liability company whose role is an asset management firm that specializes in high yield fixed-income investments.

          c. Principal Enterprise Capital, LLC (a Delaware Corporation) a limited liability company involved in the management of investments in real estate operating companies on behalf of institutional investors.

          d.   Principal Commercial  Acceptance,  LLC (a Delaware Corporation) a
               limited   liability   company   involved  in  the  management  of
               commercial real estate mortgage loans.

          e. Principal Real Estate Investors, LLC (a Delaware Corporation) a limited liability company involved as a registered investment advisor focusing on the management of commercial real estate investments on behalf of institutional investors.

          f. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the business of issuing commercial mortgage-backed securities.

          g. Principal Capital Futures Trading Advisor, LLC a Delaware limited liability company which is a commodities trading advisor.

          h.   Principal  Global Investors Trust (Delaware) a business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          i. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c.   Patrician   Associates,   Inc.  (a  California   Corporation)   a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          d.   Petula  Associates,  Ltd.  (an Iowa  Corporation) a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          e.   Equity  FC,  Ltd.   (an  Iowa   Corporation)   general   business
               corporation which engages in commercial invsetment transactions.

          f. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          g. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business coropration engaged in providing managed care expertise and administrative services to provider organizations involved in risk-assuming contracts for helth care ervices.

          h. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker which markets selected products manufactured outside the Principal Financial Group.

          i. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          j. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          k. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor offering asset allocation services for pension plans.

          l. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that acts as a trustee through which individuals may direct the ivnestments of their IRA, HR-10 and 401(k) plan accounts, and also provides such prototype plans and record keeping services.

          m. Principal Services Trust Company (an Illinois Corporation) a company which is a provider of financial retirement products.

          n. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. Boston Insurance Trust, Inc. (a Rhode Island corporation) a corporation which serves as a corporate trustee for retirement trusts.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited a company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiaries owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary  wholly-owned by Principal Investments (Australia) Limited:

          a.   Principal   Australia   (Holdings)  Pty  Limited   (Australia)  a
               commercial and investment banking and asset management company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *David J. Brown               Same              See Part B
   Senior Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President, Chief
   Executive Officer
   and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President and Chief
   Compliance Officer

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Patrick A. Kirchner          Same              Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

   Thomas J. Loftus                               Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Sarah J. Pitts                                 Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Vice President and
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

   Dan L. Westholm              Same              Director - Treasury
   Director - Treasury

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Equity Income Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc.,
Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Equity Income Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director, Chief Executive Officer and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Patrick A. Kirchner              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Thomas J. Loftus                 Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Sarah J. Pitts                   Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Vice President and Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 25th day of February, 2005.


                                       Principal Balanced Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    February 25, 2005
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               February 25, 2005
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         February 25, 2005
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   February 25, 2005
J. E. Aschenbrenner                                           __________________


   (E. Ballantine)*
_____________________________      Director                   February 25, 2005
E. Ballantine                                              __________________


   (J. D. Davis)*
_____________________________      Director                   February 25, 2005
J. D. Davis                                                   __________________



   (R. W. Gilbert)*
_____________________________      Director                   February 25, 2005
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   February 25, 2005
M. A. Grimmett                                                __________________

   (W. C. Kimball)*
_____________________________      Director                   February 25, 2005
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   February 25, 2005
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included


                                POWER OF ATTORNEY

The undersigned  hereby  constitutes and appoints R. C. Eucher, L. D. Zimpleman,
M. D. Roughton, E. H. Gillum and A. S. Filean and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name of the undersigned, to execute and file any documents relating to registration under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to open-end management investment companies currently organized or to be organized in the future which are sponsored by Principal Life Insurance Company, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing necessary or appropriate to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2005.


/s/E. Ballantine
____________________
E. Ballantine


                                POWER OF ATTORNEY

The undersigned  hereby  constitutes and appoints R. C. Eucher, L. D. Zimpleman,
M. D. Roughton, E. H. Gillum and A. S. Filean and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name of the undersigned, to execute and file any documents relating to registration under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to open-end management investment companies currently organized or to be organized in the future which are sponsored by Principal Life Insurance Company, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing necessary or appropriate to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2005.


                                       /s/M. A. Grimmett
                                     __________________________________________
                                         M. A. Grimmett